Variable Universal Life Plus
Issued by The Northwestern Mutual Life Insurance Company and Northwestern Mutual Variable Life Account II
Prospectus May 1, 2025
This prospectus (the "Prospectus") describes an individual flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the Insured and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.
Subject to the limitations discussed in this Prospectus you may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”) as well as a fixed option under certain circumstances. Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Managed Portfolio (“Inflation Protection Portfolio” until 09/30/2025)
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Active/Passive Balanced Portfolio (“Balanced Portfolio” until 06/30/2025)
- Active/Passive Moderate Portfolio (“Asset Allocation Portfolio” until 06/30/2025)
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP Contrafund® Portfolio
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Aggressive Strategy Fund
- Equity Aggressive Strategy Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Please note that the Policy (including any available fixed option) and the Portfolios are not guaranteed to achieve their goals; are not federally insured; are not bank deposits; and are not endorsed by any bank or government agency.
This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements but all material state variations are described in this Prospectus. This Policy is not available in the State of New York. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this Prospectus are defined at the end of this Prospectus in the Glossary of Terms. “Northwestern Mutual,” “Company,” ”we,” “us,” and “our” in this Prospectus mean The Northwestern Mutual Life Insurance Company.
Please carefully read this Prospectus and any accompanying prospectuses for the corresponding Portfolios and keep them for future reference. This Prospectus provides information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in this Prospectus. Our Distributor may limit sales of the Policy to certain government entities and government entity plans.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

You may cancel your Policy within 10 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Premium Payment(s) or the Policy’s Contract Fund Value. You should review the Prospectus, or consult with your Financial Representative, for some additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’S Staff and is available at www.investor.gov.

Page
Appendix B—State Variations	57
Additional Information	61

Important Information You Should Consider About the Policy
FEES AND EXPENSES	Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy (or if you change your Policy to Paid-up insurance)
in the first ten Policy Years you will be assessed a surrender charge of up to
50% of the Target Premium.
For example, if you surrender your Policy and your total Target Premium amount was $100,000, you could pay a surrender charge of up to $50,000.
Withdrawals are subject to a $25 service charge (currently waived) for each withdrawal request.
Fee and Expense Tables – Transaction Fees (Surrender Charge and Withdrawal Fee) Also see Information About the Policy – Other Benefits Available Under the Policy (Paid-Up Insurance)
Transaction Charges
In addition to surrender charges and withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load, charges for transferring between investment options, requesting more than one illustration in a Policy Year, changes to your Death Benefit option or Specified Amount, as well as charges for expedited delivery or wire transfers.
Administrative Fee. We assess a one-time administrative fee of up to $250 when you exercise the Terminal Illness Benefit.
Fee and Expense Tables – Transaction Fees Fees and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses)
Ongoing Fees and Expenses (annual charges)
In addition to the charges above, investment in the Policy is subject to ongoing fees and expenses, including fees covering the cost of insurance and optional benefits available under the Policy. These fees are based on information as of
December 31, 2024, may change from year to year, and are generally based on characteristics of the insured (e.g., age, sex and rating classification). You should review your Policy specifications page for specific rates applicable under your Policy.
You bear the expenses associated with the Portfolios available under your
Policy, the range for which is shown in the following table:
				Fee and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses) Fee and Expense Tables – Annual Portfolio Operating Expenses
	Annual Fee	Minimum*	Maximum*
	Investment Options (Portfolio company fees and expenses)	0.21%	2.73%
	* As a percentage of Portfolio assets.
RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Risks of the Policy – Investment Risk and The Funds
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for you if you need ready access to cash. Surrender charges apply in the first 10 Policy Years and the value of your Policy and life insurance benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Risks of the Policy for Long-Term Protection
Variable Universal Life Plus Prospectus
1

RISKS	Cross-Reference(s) to Location in Prospectus
Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
(Portfolios) available under the Policy. Each Portfolio (and any fixed account investment option) will have its own unique risks and you should review these investment options before making an investment decision.
Risks of the Policy – Investment Risk Also see The Funds and The Fixed Option (NM Strength and Stability Account) sections
Insurance Company Risks
Investment in the Policy is subject to the risks related to Northwestern Mutual, and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern
Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling toll free (866) 464-3800.
Risks of the Policy – Investment Risk and the Northwestern Mutual section.
Policy Lapse
Insufficient premium payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage and death benefits will not be paid.
After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of the minimum payment amount, required to keep the Policy in force.
Risks of the Policy –Lapse Information About the Policy – Termination and Reinstatement
RESTRICTIONS
Investments
Transfers or allocations to the Government Money Market Division and the
Policy’s fixed option, the NM Strength and Stability Account (the “SAS
Account”), are subject to certain restrictions. We do not permit transfers from the SAS Account to the Divisions.

Transfers from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions, may be subject to charges, and are subject to the
Policy’s short-term and excessive trading policies. These short-term and excessive trading policies may trigger additional restrictions on your Policy.
Currently, there is no charge when you transfer Contract Fund Value among
Divisions and to the SAS Account. However, we reserve the right to charge $25 for each transfer. You may invest in up to 30 Divisions at a time.

Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio or mutual fund for such
Portfolio.

The Fixed Option
(NM Strength and
Stability Account)

Information about
the Policy – Other
Policy Transactions
(Transfers and
Short-Term and
Excessive Trading)

Information about
the Policy – Other
Policy Transactions
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits
Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.

Withdrawals under the Policy may cause the Death Benefit Guarantee to terminate if the monthly Death Benefit Guarantee Test is not met and no additional premium is paid during the following 61-day grace period.
Information about the Policy – Other Benefits Available Under the Policy Also see Termination of Death Benefit Guarantee for Failure to Meet the Death Benefit Guarantee Test
Variable Universal Life Plus Prospectus
2

	TAXES	Cross-Reference(s) to Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will generally be subject to ordinary income tax, and may be subject to tax penalties.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
The Policy is sold exclusively through financial representatives of Northwestern
Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of premium, and Northwestern Mutual may share revenue it earns on the Policy with its affiliated broker-dealer. These financial representatives may have a financial incentive to offer or recommend the
Policy over other investments.
Distribution of the Policy Also see Charges and Deductions – Commissions Paid to Financial Representatives
Exchanges
Some financial representatives may have a financial incentive to offer this
Policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, and any fees or penalties to terminate the existing policy, that it is preferable to purchase this Policy rather than continue to own the existing policy.
None
Overview of the Policy
What is the Policy, and what is it designed to do?
The Policy is an individual flexible premium variable universal life insurance policy, the purpose of which is primarily to provide life insurance protection (i.e., a death benefit) while providing the long-term growth in the Policy Value through allocations to a variety of Divisions and/or a fixed account option. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You may want to consult your financial or tax advisor.
In exchange for your Premium Payments, upon the death of the Insured, we will pay the Death Benefit to your beneficiary based on one of three death benefit options available under the Policy. Subject to certain limitations, you can change the Death Benefit option you selected. (See “Death Benefit – Changing Death Benefit Options” in the Prospectus for more information.)
How are Premium Payments treated under the Policy?
As described in more detail in the “Information About the Policy” section of the Prospectus, when you apply for the Policy you must make a minimum initial Premium Payment to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.
After the Policy is issued, you must make sufficient Premium Payments to keep the Policy in force. There is no required schedule or amount of Premium Payments but the investment results of the Divisions and the SAS Account to which your Net Premium(s) is allocated will affect the Premium Payments you are required to make to keep your Policy in force. If you elect the Death Benefit Guarantee, your Policy will generally not lapse regardless of the investment performance of the Divisions in which you invest so long as you make the minimum requested payment upon notice that your cumulative premium payments are below the required amount.
When a Premium Payment is received in Good Order at our Home Office after the Policy is in-force, we deduct a premium tax charge, federal deferred acquisition cost charge and sales load to cover taxes and acquisition and distribution expenses, respectively, and the remaining amount, known as the Net Premium(s), is allocated among the Divisions and the SAS Account, according to your current payment allocation instructions. Depending on the state in which we issue the Policy, we may hold your initial Net Premium in the Government Money Market Division until the later of the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.
Variable Universal Life Plus Prospectus
3

Investments in the Policy’s Divisions are held in the Separate Account which is an account separate from our General Account assets. We have established a segment within the Separate Account to receive and invest Net Premium(s) for the Policy. Currently, the Policy segment is divided into 40 Separate Account Divisions. Each Division purchases shares in a corresponding Portfolio. Information about each corresponding Portfolio is provided at the back of this document. See APPENDIX A: Portfolios Available under Your Policy.
Net Premium applied and amounts transferred to the SAS Account accrue interest daily at an effective annual rate Northwestern Mutual determines without regard to the investment experience of the General Account. The SAS Account is the sum of two separate balances, a Tier One balance and a Tier Two balance. The Tier One balance credits an annual guaranteed effective interest rate at least as high as the Tier Two balance. Northwestern Mutual guarantees a minimum annual effective interest rate of 1.50% for the Tier One balance and 1.25% for the Tier Two balance. (See “The Fixed Option (NM Strength and Stability Account)” in the Prospectus.)
Payment of insufficient premiums may result in the Policy terminating or lapsing, subject to the Death Benefit Guarantee explained below (if applicable).
Q. What are the primary features and options that the Variable Universal Life Plus Policy offers?
A.
Choice of Death Benefit Options. You may choose among three Death Benefit options, a death benefit based on the Specified Amount (Option A), on the Specified Amount plus Policy Value (Option B) or on the Specified Amount plus cumulative premiums paid (less any cumulative withdrawals)(Option C). In addition to the three Death Benefit options, there is also a Minimum Death Benefit that may be applied. See the “Death Benefit” section in the Prospectus for more information.
B.
Surrenders and Withdrawals. You may surrender your Policy, and we will pay you its Cash Surrender Value (Policy Value less any Policy Debt and any surrender charge). You may also withdraw a part of the Policy Value. A withdrawal reduces the Policy Value, may reduce the Specified Amount of the Policy and therefore the Death Benefit, may impact the Death Benefit Guarantee, and may increase the risk that the Policy will terminate or lapse. Surrenders and withdrawals are subject to charges and may have adverse tax consequences.
C.
Loans. You may take a loan on the Policy that when added to existing Policy Debt does not exceed the Loan Value of the Policy. The Policy secures the loan. Taking a loan will reduce Cash Surrender Value and the Death Benefit, may impact the Death Benefit Guarantee, may have adverse tax consequences and will increase the risk that your Policy may terminate or lapse.
D.
Transfers. Generally, you may transfer Contract Fund Value among up to 30 Divisions and the SAS Account, subject to certain restrictions on transfers to the Government Money Market Division and the SAS Account. We also offer four asset allocation models and two automated transfer programs: dollar cost averaging and portfolio rebalancing.
E.
Death Benefit Guarantee. During a defined period elected at issue, your Policy will not terminate or lapse, even if the Cash Surrender Value is not enough to pay Monthly Policy Charges, as long as you have made specified minimum Premium Payments. However, even if specified minimum Premium Payments have been made, Policy loans and withdrawals could cause the Policy to terminate.
F.
Collateral Assignment. Subject to our approval, you may generally assign the Policy as collateral for a loan or other obligation.
G.
Tax Treatment. You are generally not taxed on the Policy’s earnings until you surrender or withdraw Policy Value from your Policy. This is known as tax deferral.
H.
Additional Benefits. There are additional benefits you may add to your Policy. An additional charge may apply if you elect an additional benefit. The additional benefits available with this Policy are listed in the “Other Benefits Available under the Policy” section of the Prospectus, and include the following:
●
Waiver Benefit: Selected Monthly Premium – Credits the Policy the Selected Monthly Premium Benefit if the Insured has a Total Disability
●
Additional Purchase Benefit – Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability
●
Death Benefit Guarantee – Allows you to select a Death benefit Guarantee Period during which the Policy is guaranteed not to terminate due to insufficient value in your Policy
●
Death Benefit Guarantee Premium Suspension – Allows for the suspension of required premiums during the Death Benefit Guarantee Period until your next Policy Anniversary
●
Income Plans – In lieu of a lump sum payment, the Death Benefit and surrender proceeds may be payable in monthly (or less frequent) payments over a period of time
●
Exchange for a Fixed Benefit Policy – Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios
Variable Universal Life Plus Prospectus
4

●
Paid-up Insurance – Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations
●
Dollar Cost Averaging – On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected
●
Portfolio Rebalancing – Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen allocations among the Divisions
●
Allocation Models – Models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance
●
Terminal Illness Benefit – If the insured is diagnosed with a terminal illness, the owner can accelerate the death benefit and will receive the requested death benefit less interest, administrative fees, loan adjustment, and any required minimum premium. This benefit will become available under the Policy on or about July 1, 2025.
Fee and Expense Tables
The following tables describe the fees and expenses that are payable when you buy, own, surrender or make withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Fees
The table below describes the fees and expenses that are payable at the time that you buy the Policy, make premium payments, surrender the Policy, make withdrawals, transfer assets among investment options, or make certain changes to the Policy.
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Premium Tax Charge	Upon each Premium Payment	No maximum — Charges may increase to reflect actual costs	2.00% of Premium Payment
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment		0.55% of Premium Payment
Sales Load	Upon each Premium Payment	Same as current charge
6.95% of premium up to Target Premium[2] and
5.60% of premium in excess of Target Premium in
Policy Years 1-10; 3.95% of premium up to Target
Premium and 5.60% of premium in excess of Target
Premium in Policy Years 11-20 and 0.00% beyond
year 20

Surrender Charge[3]	Upon surrender or change to paid-up insurance during the first ten Policy Years
Maximum Charge[4]		Same as current charge	50% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Minimum Charge[5]		Same as current charge	13% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Charge for Insured Issue Age 35	Same as current charge	50% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Withdrawal Fee[6]	Upon withdrawal	$25.00	Currently waived
Transfer Fee[6]	Upon transfer	$25.00	Currently waived
Change in Death Benefit Option Fee[6]	Upon change in Death Benefit option	$25.00	Currently waived
Variable Universal Life Plus Prospectus
5

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Change in Specified Amount Fee[6]	Upon change in Specified Amount	$25.00 per change after first change in a Policy Year	Currently waived
Request for Additional Illustration Charge[6,7]	Upon request for more than one illustration in a Policy Year	$25.00 per illustration for each additional illustration in a Policy Year	Currently waived
Expedited Delivery Charge[6,8]	When express mail delivery is requested	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[9]	$15 per delivery (up to $45 for next day, a.m. delivery)
Wire Transfer Fee[6,8]	When a wire transfer is requested	$50 per transfer (up to $100 for international wires) adjusted for inflation[9]	$25 per transfer (up to $50 for international wires)
1
This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. This charge compensates us for the additional corporate income tax burden resulting from OBRA.
2
The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as factors including but not limited to Issue Age, sex, and underwriting classification. Please see “Target Premium” in the Glossary of Terms.
3
The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Charges and Deductions – Monthly Policy Charges and Service Charges” in the Prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.
4
The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.
5
The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.
6
Fees and charges are deducted from Contract Fund Value (see “Glossary of Terms”).
7
An illustration of the Policy’s future benefits and values is provided once a Policy Year at no charge upon request.
8
This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
9
The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2018. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by Northwestern Mutual to serve the same purpose.
Periodic Charges (Other than Portfolio Operating Expenses)1
The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Certain charges applicable to your Policy depend on your Policy Year. Please see “Policy Year” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		Same as current charge	$83 (monthly) per $1,000 of net amount at risk
Minimum Charge[4]		$0.007 (monthly) per $1,000 of net amount at risk	$0.006 (monthly) per $1,000 net amount at risk
Charge for Insured Age 35, Male, Premier Non- Tobacco underwriting classification[5]	$0.11 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)	$0.01 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)
Variable Universal Life Plus Prospectus
6

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Percent of Contract Fund Value Charge[6]	Monthly, on each Monthly Processing Date	All Policy Years: 0.60% annually (0.05% monthly rate) of Contract Fund Value	All amounts in the Divisions: 0.00% annually (0.00% monthly rate) of Contract Fund Value SAS Account: 0.23% annually (0.019% monthly rate) of Contract Fund Value
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[7]		$33 (monthly)	$16 (monthly)
Minimum Charge[8]		$16 (monthly)	$7 (monthly)
Charge for Insured Age 35, Male, Premier Non- Tobacco underwriting classification	$19 (monthly)	$9 (monthly)
Specified Amount Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		Same as current charge	1.375% (monthly) of Target Premium during Policy Years 1-10
Minimum Charge[10]		Same as current charge	1.021% (monthly) of Target Premium during Policy Years 1-10
Charge for Insured Age 35, Male, Premier Non- Tobacco underwriting classification	Same as current charge	1.25% (monthly) of Target Premium during Policy Years 1-10
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.02 per $1,000 of Guaranteed Minimum Death Benefit	$0.01 per $1,000 of Guaranteed Minimum Death Benefit
Policy Debt Expense Charge[11]	Monthly, on each Monthly Processing Date when there is Policy Debt	All Policy Years 2.00% annually (0.17% monthly rate) of Policy Debt	0.71% annually (0.0592% monthly rate) of Policy Debt for Policy Years 1-20 0.21% annually (0.0175% monthly rate) of Policy Debt for Policy Years 21 and above
Underwriting and Issue Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[13]		Same as current charge	$0.026 (monthly) per $1,000 of Initial Specified Amount
Minimum Charge[14]		Same as current charge	$0.005 (monthly) per $1,000 of Initial Specified Amount
Charge for Insured Age 35, Male, Premier Non- Tobacco underwriting classification	Same as current charge	$0.007 (monthly) per $1,000 of Initial Specified Amount
Selected Monthly Premium Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.14 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.03 (monthly) per $1.00 of Selected Monthly Premium, or $0.05 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[17]		$0.003 (monthly) per $1.00 of Selected Monthly Premium	$0.001 (monthly) per $1.00 of Selected Monthly Premium
Variable Universal Life Plus Prospectus
7

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Charge for Insured Age 0, Male, Premier Non- Tobacco underwriting classification	$0.003 per $1.00 of Selected Monthly Premium	$0.001 (monthly) per $1.00 of Selected Monthly Premium
Additional Purchase Benefit Charge[18]	Monthly, on each Monthly Processing Date
Maximum Charge[19]		$0.14 (monthly) per $1,000 of additional purchase benefit amount	$0.03 (monthly) per $1,000 of additional purchase benefit amount
Minimum Charge[20]		$0.04 (monthly) per $1,000 of additional purchase benefit amount	$0.01 (monthly) per $1,000 of additional purchase benefit amount
Charge for Insured, Issue Age 0, Male	$0.04 (monthly) per $1,000 of additional purchase benefit amount	$0.02 (monthly) per $1,000 of additional purchase benefit
Terminal Illness Benefit	When you request an accelerated death benefit payment	Same as current charge	$250

The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” in the Prospectus for more details regarding each charge). Charges may be different if your Policy is “Paid-up” (see “Other Benefits Available Under the Policy— Paid Up Insurance” in the Prospectus). Therefore, the charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the Guaranteed Maximum Charge for each periodic charge under your Policy. In addition, where appropriate, all charges in the table expressed in dollars have been rounded to the nearest dollar, and all amounts that would round to zero have been rounded to the nearest penny or less, as necessary. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations” in the Prospectus). Unless otherwise noted, the charges in the table represent the monthly rate. Please see “Policy Anniversary” and “Policy Date” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.

The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Attained Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.

The Maximum Charge for the Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Cost of Insurance Charge.

For the Minimum Charge for the Cost of Insurance Charge, the Current Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Ages 1-10, Premier Non-Tobacco underwriting classification. For the Minimum Charge for the Cost of Insurance Charge, the Guaranteed Maximum Charge assumes that the Insured has the following characteristic: Female, Issue Ages 1-13, Premier Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Minimum Charge for the Cost of Insurance Charge.

The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions” in the Prospectus). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.

For purposes of this charge, the Contract Fund Value is as of the day previous to a Monthly Processing Date plus investment results and interest credited applicable for that Monthly Processing Date. This charge may vary based on the proportionate amount of Contract Fund Value in the NM Strength and Stability Account (see “The Fixed Option” in the Prospectus) and/or different rates may apply to amounts in the Divisions versus amounts in the NM Strength and Stability Account.

The Maximum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, Class 1 to 9 Non-Tobacco/ Occasional Tobacco, Standard Plus Tobacco, and Class 1 to 7 Tobacco underwriting classification.
8
The Minimum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, Premier, Preferred, and Standard Plus Non-Tobacco and Premier and Preferred Tobacco underwriting classification.
9
For the Maximum Charge for the Specified Amount Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue Age 65, Class Preferred, Standard Plus and Class 1 to 7 Tobacco underwriting classification.
10
The Minimum Charge for the Specified Amount Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue Age 15, Class Premier, Preferred Non-Tobacco/Occasional Tobacco underwriting.
11
This charge is deducted from Contract Fund Value when there is Policy Debt and is intended to cover the costs associated with loans. This charge, that has a guaranteed maximum rate of 2%, encompasses any loan interest spread, which is the difference between the interest rate charged on policy loan amounts and the interest rate credited on amounts designated as collateral for the loan. The interest rates charged to loan amounts and credited to collateral are adjustable but are subject to a guaranteed maximum difference of 2%. When the insured is at or above Attained Age 100, the current Policy Debt Expense Charge is 0.00%. Please see “Policy Loans” in the Prospectus for more information regarding how the loan interest rate is calculated.
12
The current minimum Specified Amount is $100,000 for Issue Ages 18-75 and $50,000 for Issue Ages 0-17.
13
The Maximum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, Class 1 to 9 Non- Tobacco/Occasional Tobacco, Standard Plus Tobacco, and Class 1 to 7 Tobacco underwriting classification.
Variable Universal Life Plus Prospectus

14
The Minimum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, Premier, Preferred; and Standard Plus Non-Tobacco/Occasional Tobacco; Premier and Preferred Tobacco underwriting classification.
15
The charges for the Selected Monthly Premium Benefit vary based on the Insured’s Attained Age, underwriting classification, and “Selected Monthly Premium,” and may increase from year to year. Selected Monthly Premium is an amount the Owner selects subject to a maximum permitted amount. The charges shown in the table may not be representative of the charges a particular Owner may pay. If selected, the Selected Monthly Premium Benefit provides, during the total disability of the Insured, for the credit of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the credit of the “Specified Monthly Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Other Benefits Available Under the Policy—Optional Benefits Available for a Charge” in the Prospectus for more information about this benefit.) The monthly charge for this benefit is the greater of the selected monthly premium rate times the Selected Monthly Premium or the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.
16
The Maximum Charge for the Selected Monthly Premium Benefit assumes that the Insured has the following characteristics: Attained Age 57, standard underwriting classification for Selected Monthly Premium and attained Age 59, standard underwriting classification for Specified Monthly Charges.
17
The Minimum Charge for the Selected Monthly Premium Benefit assumes that the Insured has the following characteristics: Attained Ages 0-17, standard underwriting classification. This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
18
The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the Policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $200,000.
19
The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 13-14. The Guaranteed Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Benefit added at Attained Age 38 for Male or Female.
20
The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 36 and 38. The Guaranteed Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Male or Female, Benefit added at Attained Age 0.
Annual Portfolio Operating Expenses
The table below shows the range (minimum and maximum) of total operating expenses charged by the Portfolios that you may pay periodically during the time you own your Policy. The table below is based on information as of December 31, 2024 and may change from year to year. A complete list of the Portfolios available under your Policy, including their annual expenses, may be found at the back of this document.

	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	2.73%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.19%	2.68%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Portfolio Operating Expenses and will continue until at least April 30, 2026.
For more information about voluntary fee waivers that may be in place, see the “Charges and Deductions” section.
Variable Universal Life Plus Prospectus

Risks of the Policy
Policy for Long-Term Protection Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing. Surrender charges apply in the first 10 Policy Years and the value of your Policy and Life Insurance Benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Investment Risk Policy amounts in the Divisions will fluctuate with the performance of the Portfolios you choose. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. These assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.
A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.
Insurance Default Risk Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits outside of the Separate Account, including any available fixed options, are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.
Policy Lapse Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.
Policy Loan Risks A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Contract Fund Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt is extinguished by applying the Policy Value to repay it. If the Policy Debt exceeds the cost basis in the contract, we are required to report the extinguishment to you and the IRS on an IRS Form 1099-R. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.
Limitations on Access to Your Values Accessing your Policy’s value may have tax consequences. We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if your Policy has value, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above. You may make withdrawals subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Contract Fund Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

Amounts allocated to the NM Strength and Stability Account cannot be transferred to the Divisions. As a result, you should carefully consider whether this option meets your investment needs.
Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this Prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code (“Code”). Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% penalty tax if taken before the Owner attains age 59½. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations.”)

Risk of an Increase in Current Fees and Expenses Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.
Cybersecurity and Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics, may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.
Privacy Risks Variable life insurance policies face significant privacy risks, including cyberattacks and unauthorized access and use of sensitive personal and financial data, which can lead to identity theft and financial fraud. Northwestern Mutual ensures employees receive training on privacy protocols and data minimization practices in addition to implementing robust data protection measures to mitigate these risks and maintain strict compliance with privacy regulations.
Northwestern Mutual
The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $378 billion as of December 31, 2024. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
Variable Universal Life Plus Prospectus

The Separate Account
We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits due under the Policy. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.
Subject to any applicable limitations, you may allocate the money you invest under your Policy among the Divisions and any available fixed option described elsewhere in this Prospectus. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.
Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:
●
operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
●
invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased;
●
register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
●
create new separate accounts;
●
combine the Separate Account with any other separate account;
●
transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;
●
on behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to the Policies supported by the Separate Account to the General Account (assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);
●
transfer the assets and liabilities of the Separate Account to another separate account;
●
add, delete or make changes to the securities and other assets held or purchased by the Separate Account;
●
terminate and/or liquidate the Separate Account;
●
restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
●
make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.
The Funds
A variety of investment options are made available under the Policy for allocation. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and,
Variable Universal Life Plus Prospectus

because both principal and any return on the investment are subject to market risk, you can lose money. The amounts invested in any fixed option (see “The Fixed Option” below) can earn interest for specified periods at rates we declare; the principal and interest rate for fixed amounts are guaranteed by the Company and are subject to the claims-paying ability of the Company.
The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this Prospectus. Each Portfolio has a prospectus that contains more detailed information about the Portfolio. Read the prospectuses for the Portfolios carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Restrictions on the Government Money Market Division
In addition to any short-term trading or transfer restrictions, after the Initial Allocation Date (see “Allocating Premiums”), there are certain restrictions on investments in the Government Money Market Division that work in conjunction with amounts allocated to the NM Strength & Stability Account fixed option if your Death Benefit guarantee is in effect. (Please see “Restrictions on Amounts in the SAS Account and Government Money Market Division” below.)
Payments We Receive
The Policy makes available both proprietary and non-proprietary Portfolios. The Series Fund is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Policy, we consider during the selection process whether a Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the assets allocated to the Divisions resulting from the performance of the Portfolios you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Policies and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Policy may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.
Variable Universal Life Plus Prospectus

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.
The Fixed Option (NM Strength and Stability Account)
The Policy allows you to allocate money to a fixed interest crediting option (the “NM Strength and Stability Account” or “SAS Account”) subject to certain restrictions as discussed below. The principal and interest credited to amounts in the SAS Account are guaranteed by the Company and are subject to the claims-paying ability of the Company. The effective date of a transfer or allocation to the SAS Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined (i.e., as of a Valuation Date). Please note that amounts in the SAS Account may not be transferred from the SAS Account to the Divisions. You should carefully consider whether the SAS Account is suitable for you in light of your investment objectives and liquidity needs. You should consult your Financial Representative.
The Company guarantees that amounts transferred or applied to the SAS Account will accrue interest daily at an effective annual rate the Company determines without regard to the investment experience of the General Account. The SAS Account represents the sum total of two separate balances, a Tier One balance and a Tier Two balance. The Tier One balance credits an annual guaranteed effective interest rate at least as high or higher than the Tier Two balance. Net Premiums, loan repayments, withdrawals, and transfers of amounts from the Divisions to the SAS Account that are allocated to the SAS Account are first applied to the Tier Two balance. Any Policy dividend directed to increase Contract Fund Value is applied directly to the Tier One balance (see “Other Policy Provisions – Dividends”). In addition, on the Policy Date and subsequent Monthly Processing Dates, the Company may transfer amounts from the Tier Two balance to the Tier One balance up to a specified percentage of the Tier Two balance determined by the Company. At no time will the annual effective interest rates be less than the guaranteed minimum annual effective interest rate of 1.50% for the Tier One balance and 1.25% for the Tier Two balance. For information about current declared annual effective interest rates in excess of the guaranteed minimums please contact your Financial Representative.
Interests in the SAS Account are not registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of those Acts. The disclosure regarding the SAS Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in this Prospectus.
Restrictions on Amounts in the SAS Account and Government Money Market Division
In addition to any short-term trading or transfer restrictions, (see “Transfers” and “Short-Term and Excessive Trading,” respectively), if available under your Policy, there are restrictions on the timing and amounts that can be allocated or transferred to the SAS Account and the Government Money Market Division depending on whether you have an active Death Benefit Guarantee (see “Death Benefit Guarantee”). Special considerations may apply to these restrictions if you have elected the Dollar-Cost Averaging feature (see “Standard Benefits Available at No Charge – Dollar-Cost Averaging” for more information).
If Your Death Benefit Guarantee is Active. After the Initial Allocation Date (see “Allocating Premiums), there are limits on the timing and amounts that can be allocated as premium payments or transferred by the Owner to the SAS Account and/or the Government Money Market Division when the Death Benefit Guarantee is active. While the following may not be representative of the precise restrictions applicable to your Policy, the current restrictions for a representative policy include any or all of the following, separately or in combination:
●
Limits on Amounts. No amount may be allocated or transferred into the SAS Account and/or the Government Money Market Division if such allocation or transfer would cause the sum of the amounts in the SAS Account and the
Variable Universal Life Plus Prospectus

Government Money Market Division to exceed the limits described in the Policy. For a representative insured (Issue age 35) those percentages are (please see the “Table of Policy Value Percentage Limits” in your Policy schedule pages for your exact limits):
Policy Year	Limit %
1	5%
2	5%
3	5%
4	5%
5	5%
6	6%
7	7%
8	8%
9	9%
10	10%
11	11%
12	12%
13	14%
14	16%
15	18%
16	20%

Policy Year	Limit %
17	22%
18	24%
19	26%
20	28%
21	30%
22	32%
23	34%
24	36%
25	38%
26	40%
27	42%
28	44%
29	46%
30	48%
31+	50%
●
Limit on Net Premiums. No Net Premium may be allocated to the SAS Account and/or the Government Money Market Division if such allocation would cause the sum of the Net Premiums allocated to the SAS Account and the Government Money Market Division to exceed the limit described in your Policy schedule pages, currently 50% of Net Premiums paid under the Policy;
●
Limit on Transfers. No transfer may be made to the SAS Account and/or the Government Money Market Division in a Policy Year if such transfer would cause the sum of the amounts transferred to the SAS Account and the Government Money Market Division in that Policy Year to exceed the limit described in your Policy schedule pages, currently 10% of the sum of allocations to the Divisions as of the most recent Policy Anniversary (0% in the Policy Year prior to your first Policy Anniversary – i.e., your first Policy Year); and
●
SAS Account Restriction. No amounts may be allocated or transferred to the SAS Account if the current declared annual effective interest rate for the Tier Two Balance is not greater than the minimum guaranteed annual effective interest rate for the Tier Two balance.
Any Net Premium or amount that you request to be allocated to the SAS Account and/or the Government Money Market Division that does not meet the above restrictions will be allocated to the other Divisions of the Separate Account based on your current allocation instructions. If your allocation instructions are not on file with us, the request will not be considered in Good Order and you or your Financial Representative will be contacted for further instructions. Transfer requests that violate these limits on transfers will generally not be considered in Good Order.
If Your Death Benefit Guarantee is Not Active. After the Initial Allocation Date (see “Allocating Premiums), there are restrictions on the timing and amounts that can be allocated as premium payments or transferred by the Owner to the SAS Account when the Death Benefit Guarantee is not active. While the following may not be representative of the precise restrictions applicable to your Policy, the current restrictions for a representative policy are as follows:
Variable Universal Life Plus Prospectus

●
Limit on Amounts. No amount may be allocated or transferred into the SAS Account if such allocation or transfer would cause the sum of the amounts in the SAS Account to exceed the limit described in your Policy. For a representative insured (Issue age 35) those percentages are (please see “Table of Policy Value Percentage Limits” in your Policy schedule pages for your exact limits):
Policy Year	Limit %
1	5%
2	5%
3	5%
4	5%
5	5%
6	6%
7	7%
8	8%
9	9%
10	10%
11	11%
12	12%
13	14%
14	16%
15	18%
16	20%

Policy Year	Limit %
17	22%
18	24%
19	26%
20	28%
21	30%
22	32%
23	34%
24	36%
25	38%
26	40%
27	42%
28	44%
29	46%
30	48%
31+	50%
●
Limit on Net Premiums. No Net Premium may be allocated to the SAS Account if such allocation would cause the sum of the Net Premiums allocated to the SAS Account to exceed the limit described in your Policy schedule pages, currently 50% of Net Premiums paid under the Policy;
●
Limit on Transfers.  No transfer may be made to the SAS Account in a Policy Year if such transfer would cause the sum of the amounts transferred to the SAS Account in that Policy Year to exceed the limit described in your Policy schedule pages, currently 10% of the sum of allocations to the Divisions as of the most recent Policy Anniversary (0% in the Policy Year prior to your first Policy Anniversary – i.e., your first Policy Year); and
●
SAS Account Restriction. No amounts may be allocated or transferred to the SAS Account if the current declared annual effective interest rate for the Tier Two Balance is not greater than the minimum guaranteed annual effective interest rate for the Tier Two balance.
Any Net Premium or amount that you request to be allocated to the SAS Account that does not meet the above restrictions will be allocated to the other Divisions of the Separate Account based on your current allocation instructions. If your allocation instructions are not on file with us, the request will not be considered in Good Order and you or your Financial Representative will be contacted for further instructions. Transfer requests that violate these limits on transfers will generally not be considered in Good Order.
Variable Universal Life Plus Prospectus

Information About the Policy
Purchasing a Policy
When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application (including all underwriting questionnaires or supplements) and any amendments, endorsements, riders and optional benefits, is the entire contract. To purchase a Policy, you must submit the Application and, in most cases (see “When Insurance Coverage Takes Effect” below), an initial Premium Payment, to us through a Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 0-75. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.
Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.
Specified Amount
Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $100,000 for Issue Ages 18-75 and $50,000 for Issue Ages 0-17. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.
You may decrease the Specified Amount while the Policy is in force, generally upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. You may not increase the Specified Amount after initial purchase. A change in the Specified Amount will be effective on a Monthly Processing Date upon receipt of a written request in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one change to the Specified Amount in a Policy Year. We will deduct any such charge from the Contract Fund Value. (See “Charges and Expenses”).
The Insured is assigned an underwriting classification which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting classifications, which may require a medical examination and is based on information provided in the application, which may include, among other things, financial information or the amount of insurance applied for. We may also, however, use other forms or methods of underwriting if we think it is appropriate. A modified underwriting process may be used to automate and expedite underwriting for qualified applicants. This process is based on our traditional underwriting criteria and may or may not use the same information as traditional medical underwriting. Under any of these underwriting methods, it is possible that applicants may be subject to higher rates or fees as a result of higher anticipated mortality experience over time.
When Insurance Coverage Takes Effect
Generally, we will accept the Policy Application and issue a Policy if we determine that the Insured meets our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that the Insured is found to be insurable) on the Date of Issue, which is the last to occur of (1) the date the Application is signed, (2) the date of the medical history questionnaire, or (3) the date of the paramedical examination or medical examination, if required. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.
Your Policy Date is the date we use to determine the Issue Age of the Insured, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Monthly Processing Date to facilitate administration. We may future date your Policy Date up to 120 days if the Insured’s underwriting classification is different than requested on the Application.
Variable Universal Life Plus Prospectus

Modifying your Policy Date may require adjustments to your first Premium Payment relating to the Monthly Policy Charges for the period between the Date of Issue and the Policy Date and is subject to any current restrictions on available investment and/or fixed account options. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.
Right to Return Policy
You may generally return the Policy for a refund within 10 days for any reason or thirty (30) days for replacements (or for different periods as required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. Unless state law requires otherwise, the amount of your refund will equal the sum of (a) your Policy’s Contract Fund Value on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium charges, Monthly Policy Charge and Service Charges (See Appendix B for more information regarding the Right to Return rights in your state of issue.) In the event applicable state law requires us to return the full amount of your premium payment, we will do so. (See “Allocating Premiums” and “Initial Allocation Date” below for more information regarding your initial Premium Payment and how we apply it to the Separate Account.)
Ownership Rights
As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary (unless otherwise specified by the Owner in the beneficiary designation in effect as filed with the Company). If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.
To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner in a manner acceptable to the Company. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death upon written notification similar in manner to transfers in ownership.
Modifying the Policy
Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.
If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.
Upon notice to you, we may modify the Policy:
●
to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;
●
to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
●
to reflect a change in the Separate Account’s operation.
Premium Payments
A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.
Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required to meet the Death Benefit Guarantee Test. (See “Death Benefit Guarantee”). Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will
Variable Universal Life Plus Prospectus

affect the Premium Payments you are required to make to keep your Policy in force. There are limits on your investments into the Government Money Market Fund and/or the SAS Account (see “Restrictions on Amounts in the SAS Account and Government Money Market Division”).
You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accordance with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. If mandated under applicable law, we also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value.
We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments. For more information on electronic payments see “Owner Inquiries.” We reserve the right to limit, modify, suspend or terminate the ability to make payments via our website at any time.
After the In Force Date (See “Allocating Premiums to the Separate Account” below), Net Premiums are placed in the Divisions and any available fixed option on the date we receive your Premium Payment in Good Order at our Home Office and are credited as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. Although we do not anticipate delays in our receipt and processing premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocating Premiums.”)
You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday.
We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”). If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium Payment was intended to be applied as of its due date, depending on you or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions or any available fixed option according to then-current allocation instructions. Excess payment amounts are applied once instructions are received in Good Order.
If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).
If mandated under the Policy or applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.
Allocating Premiums
When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account and, if applicable, the NM Strength and Stability Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—
Premium Expense Charge.”) You may invest in up to 30 Divisions at a time.
If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and at our sole discretion, but the rate will not be less than 0%. For more information, please call (866) 464-3800. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Government Money
Variable Universal Life Plus Prospectus

Market Division of the Separate Account except in certain limited circumstances (see “Initial Allocation Date” below). If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are deducted from the initial Premium Payment if applicable.
If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Government Money Market Division of the Separate Account on the Valuation Date we receive it in Good Order at our Home Office. If payments are received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date, they will be transferred and credited to the Government Money Market Division on that date. If the payment is received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they will be transferred and credited to the Government Money Market Division on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.
The date on which we allocate your initial Net Premium among the Divisions and/or the SAS Account in accordance with your instructions is referred to as the “Initial Allocation Date.” After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Government Money Market Division of the Separate Account. The Initial Allocation Date is shown in the Policy schedule pages.
Initial Allocation Date Your Initial Allocation Date is determined by a series of rules.
●
First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.
●
Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.
●
Third, in states where the right to return policy law permits us to base your refund on the value of assets in the Divisions, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.
The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your request to change them. You may change your allocation for future Net Premiums at any time subject to the restrictions noted in this Prospectus. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of amounts among available Divisions and/or the SAS Account, subject to our rules and requirements, including the restrictions on Transfers, Short Term Trading and other restrictions specific to the Government Money Market Division and/or the SAS Account noted in this Prospectus (see “Restrictions on Investments in the SAS Account”).
You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with allocation changes on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions.
Variable Universal Life Plus Prospectus

Determination of Values
The Contract Fund Value is the sum of amounts in the Divisions (also known as the Investment Account) and the SAS Account. At no time does the Contract Fund Value include Policy Debt. The Policy Value is the Contract Fund Value plus any Policy Debt. On the Policy Date, the Contract Fund Value is equal to the Net Premium less the Monthly Policy Charge. On any day after the Policy Date, the Contract Fund Value is equal to what it was on the previous Valuation Date plus any of these items applicable for the current Valuation Date:
●
any increase attributable to the portion of amounts in the Divisions that experience a positive rate of return for the current Valuation Period;
●
any increase due to interest credited to the portion of amounts in the SAS Account since the previous Valuation Period;
●
any additional Net Premium;
●
any loan repayment and accrued loan interest payment; and
●
any dividends directed to increase Contract Fund Value;
minus any of the following items applicable to the current Valuation Date:
●
any decrease attributable to the portion of amounts in the Divisions that experience a negative rate of return for the current Valuation Period;
●
the Monthly Policy Charge;
●
any Policy loans;
●
any withdrawals; and
●
any other applicable service fees or changes, reduction in Specified Amount and transfers.
Death Benefit
Life Insurance Benefit As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured's death, subject to the limitations stated in the Policy or imposed by law. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Other Benefits Available Under the Policy—
Income Plans.”) Payments under these plans are from our General Account and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy.
Subject to applicable provisions of the policy (e.g., misstatements), the amount of the Life Insurance Benefit will be:
●
the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus
●
the amount of any Policy Debt; minus
●
the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement”).
These amounts will be determined as of the date of the Insured's death. Even though the Owner does not have the right to take any Policy loans or withdrawals after the date of the Insured's death, any Policy loans or withdrawals that are taken after the date of the Insured's death will be deducted from the Life Insurance Benefit.
We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary”). If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit.
The Company will usually mail the proceeds of your Life Insurance Benefit within seven days after we receive all satisfactory proof of death at our Home Office. However, we may postpone payment after proof of death whenever the NYSE is closed or restricted (other than on customary weekend and holidays) or if the SEC permits such a delay by rule, order or declaration. During any such postponement, proceeds will be held in our General account and are subject to the claims of our creditors.
Variable Universal Life Plus Prospectus

Death Benefit Options The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.
The Policy provides for three Death Benefit options:
●
Option A—the greater of the Specified Amount or the Minimum Death Benefit;
●
Option B—the greater of the Specified Amount plus Policy Value or the Minimum Death Benefit; or
●
Option C—the greater of the Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals or the Minimum Death Benefit.
All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death. You must elect a Death Benefit option at issue or your application will be deemed not in Good Order, in which case either we or your Financial Representative may notify you in an effort to conform your application to our then-current requirements.
The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under the Selected Monthly Premium Benefit.
Minimum Death Benefit The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.
A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed.
For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.
Variable Universal Life Plus Prospectus

Guideline Premium/Cash Value—Corridor Test Multiples
Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130
For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of the Insured, the Policy’s underwriting classification and an interest rate that is the greater of the rate or rates guaranteed at issue under the Policy or the applicable accumulation test interest rate as defined in Internal Revenue Code section 7702 (currently 2%). An adjustment to the net single premium is made for certain kinds of optional benefits, if any.
Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test. This means that, given the same Policy Value, the minimum Death Benefit permissible by federal income tax law may be greater under the Cash Value Accumulation test than under the Guideline Premium/Cash Value Corridor Test. The Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation and, therefore, may allow more Premium Payments to be paid during the early Policy Years.
Changing Death Benefit Options You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Charges and Deductions – Monthly Policy Charges and Service Charges”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).
If your request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change (See “Charges and Deduction—Monthly Policy Charges and Service Charges”).
Death Benefit Guarantee The Policy offers an optional Death Benefit Guarantee Period elected at issue. Your Policy may also be eligible for Death Benefit Guarantee Premium Suspension. See “Other Benefits Available Under the Policy” for more information about these benefits.
Variable Universal Life Plus Prospectus

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. If applicable, information about the fees associated with each benefit included in the table may be found in the Fee and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Waiver Benefit: Selected Monthly Premium Benefit	For an Insured who has become totally disabled the company will make minimum premium payments equal to or greater than monthly charges without the Policy lapsing	Optional
●Not available for all
ages or
underwriting
classifications
●The insured must
become totally
disabled while this
benefit is in force,
the disability must
result from an
accident or
sickness, and the
disability must last
for at least six
months
●There is a charge
for this benefit

Additional Purchase Benefit	Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability	Optional	●Not available for all ages or underwriting classifications ●There is a charge for this benefit
Death Benefit Guarantee	Allows you to select a Death Benefit Guarantee Period during which the Policy is guaranteed not to terminate due to insufficient value in your Policy	Optional	●Must be elected at issue ●Monthly charges will reduce the value in your Policy during the guarantee period, which may eventually result in termination ●There is a charge for this benefit
Death Benefit Guarantee Premium Suspension	Allows for the suspension of required premiums during the Death Benefit Guarantee Period until your next Policy Anniversary	Standard (with Death Benefit Guarantee)	●May expire earlier than your next Policy Anniversary under certain circumstances (i.e., “retest events”)
Income Plans	In lieu of a lump sum, the Death Benefit and surrender proceeds may be payable in a monthly (or less frequent) payments over a period of time	Standard	●Must be selected by Owneror the Direct or Contingent Benificiary ●Payments are subject to fixed rates and not investment performance of the Portfolios
Variable Universal Life Plus Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Exchange for a Fixed Benefit Policy	Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios	Standard	●Requires premium payments be paid ●There may be a cost associated with exchange ●Exchange may have tax consequences
Paid-up Insurance	Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations	Standard
●Must be selected
by Owner
●Election is
irrevocable
●Policy Debt and
charges continue
●When in force as
Paid-up insurance,
no additional
premium is allowed
on the Policy, your
Death Benefit
option will be
irrevocably
changed and you
may not add
optional benefits to
the Policy

Dollar Cost Averaging	On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected	Standard	●Must be selected by Owner ●The SAS Account is not included in dollar cost averaging
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen allocations among the Divisions	Standard	●Must be selected by Owner ●The SAS Account is not included in portfolio rebalancing
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance.	Standard
●Must be selected
by Owner
●Only one model is
available at a time
●Models are “static”
which means the
percentage
allocations among
the Divisions under
a Model will not
change. Therefore
the Owner must
make an
affirmative election
to change models
●Available models
may change in the
future

Variable Universal Life Plus Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Terminal Illness Benefit
If the insured is eligible for a terminal illness
benefit, the company will pay a one-time lump sum
to the owner. The amount paid is the requested
death benefit less interest, administration fees,
loan adjustment and any required premium due.
		Standard	●The terminal illness benefit paid is less than the requested death benefit ●Available on or about July 1, 2025 ●There is a charge for this benefit

Optional Benefits Available for a Charge
There are currently three optional benefits available for purchase under the Policy:
(1)
the Waiver Benefit: Selected Monthly Premium Benefit;
(2)
the Additional Purchase Benefit; and
(3)
the Death Benefit Guarantee
The Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 40. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. These optional benefits are not available for all Attained Ages and underwriting classifications. The Death Benefit Guarantee must be elected at issue.
If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses”). Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the benefit. Once the Policy has been issued, the optional benefits above (other than the Death Benefit Guarantee) may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate the optional benefits (other than the Death Benefit Guarantee) is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, or is received on or after the close of trading on the NYSE, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
Selected Monthly Premium Benefit Subject to applicable terms and conditions, the Selected Monthly Premium Benefit shall be the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for a credit of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
A total disability is one in which the Insured is unable to perform the substantial and material duties of an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation also includes one for which the Insured is reasonably qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. This Optional Benefit is not available to be added to the Policy if, on the date the Optional Benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers these Optional Benefits, or should these Optional Benefits become unavailable in your state of issue.
The Selected Monthly Premium Benefit terminates on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
Variable Universal Life Plus Prospectus

The amounts credited under the Selected Monthly Premium Benefits are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts credited under these benefits will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts credited under this benefit are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions—Premium Expense Charges”).
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Selected Monthly Premium Benefit with a selected monthly premium amount of $7,000. Afterward, on a particular monthly processing date, John’s monthly policy charges total $5,000. John’s Selected Monthly Premium Benefit will credit $7,000 into the policy on that monthly processing date.
Additional Purchase Benefit Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.
Example: Jane Doe, age 28, is the owner and insured of her policy and decides she wants an additional $50,000 of life insurance. Jane purchases her policy without the Company requiring evidence of insurability.
Death Benefit Guarantee The Policy offers a Death Benefit Guarantee Period elected at issue. The Death Benefit Guarantee Period is optional and is elected on the application and established at issue by the applicant. A Death Benefit option change may result in changes to, or termination of, the Death Benefit Guarantee. There is a charge for the Death Benefit Guarantee (see “Fee and Expense Tables–Periodic Charges” and “Charges and Deductions–Monthly Policy Charges and Service Charges”). The Death Benefit Guarantee Period is shown on the Policy schedule pages. The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See “Death Benefit Guarantee Test”). The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement”). Please note that certain allocation or transfer restrictions may be affected by whether or not your Death Benefit Guarantee is active. (See “The Fixed Option-Restrictions on Amounts in the SAS Account and Government Money Market Division.”)
When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Contract Fund Value, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Contract Fund Value. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement”).
If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of Issue the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that changes the Specified Amount, including a Death Benefit option change, then the GMDB will equal the lessor of the current GMDB or the new Specified Amount.
During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner. If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period. The Death Benefit Guarantee Test is met provided that:
(1)
on the current Monthly Processing Date, (a) is greater than or equal to (b) where:
(a)
is the cumulative Premium Payments minus the sum of the following:
●
the cumulative withdrawals; and
●
principal loan balance (See “Policy Loans”); and

(b)
is the cumulative Death Benefit Guarantee Premiums for the current Monthly Processing Date;
AND
Variable Universal Life Plus Prospectus

(2)
the Death Benefit Guarantee Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.
The Death Benefit Guarantee Test will be deemed to have been met on all prior Monthly Processing Dates during a Death Benefit Guarantee Grace Period if the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.
Termination of Death Benefit Guarantee For Failure to Meet the Death Benefit Guarantee Test If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.
The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.
When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement”).
If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.
Example: John Doe elected a ten-year Death Benefit Guarantee Period when he purchased his policy and has met his Death Benefit Guarantee Test every month. On a monthly processing date in the eighth year, John’s policy has the following characteristics:
Cash Surrender Value = $80
Monthly Policy Charges = $100
Cumulative Premiums to date = $20,000
Cumulative Withdrawals to date = $1,000
Principal Loan Balance = $0
Cumulative Monthly Death Benefit Guarantee Premiums = $18,000
John’s policy does not have enough cash surrender value to cover monthly policy charges and would normally enter the policy grace period and eventually terminate. However, John’s policy does not enter the policy grace period because his cumulative premium amount (less withdrawals and loans) ($20,000 - $1,000 = $19,000) is greater than his cumulative monthly Death Benefit Guarantee Premium amount ($18,000), which was an amount determined when John purchased the policy. Amounts needed to cover the outstanding charges are deducted from the value of John’s policy.
Death Benefit Guarantee Premium Suspension Your Policy may be eligible for Death Benefit Guarantee Premium Suspension as indicated on your Policy schedule pages. Death Benefit Guarantee Premium Suspension is tested on the month prior to your next Policy Anniversary. It sets the Death Benefit Guarantee Monthly Premium to zero beginning on the next Monthly Processing Date until the next Policy Anniversary (or earlier if a “Retest Event” occurs), so long as the Death Benefit Guarantee is active (and not in a Death Benefit Grace Period) and the Contract Fund Value is greater than or equal to the amount shown on the Table of Amounts for Determining Death Benefit Guarantee Premium Suspension (“Premium Suspension Table”) for a particular Monthly Processing Date shown in your Policy. A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Death Benefit Guarantee Premium Suspension will continue so long as immediately after the Retest Event the Death Benefit Guarantee Test is met and the Contract Fund Value is greater than or equal to the amount shown in the Premium Suspension Table for the Monthly Processing Date adjusted proportionately for any reduction to the Guaranteed Minimum Death Benefit resulting from the Retest Event.
Example: Jane Doe elected a ten-year Death Benefit Guarantee Period when she purchased her policy and has met her Death Benefit Guarantee Test every month. On the monthly processing date prior to her eighth policy anniversary, Jane’s policy had the following characteristics:
Cumulative Premiums to date = $50,000
Cumulative Monthly Death Benefit Guarantee Premiums = $20,000
Contract Fund Value = $90,000
Death Benefit Guarantee Premium Suspension Amount = $85,000
Variable Universal Life Plus Prospectus

Because the Contract Fund Value of Jane’s policy is greater than the Death Benefit Guarantee premium suspension amount shown in her policy, her policy passes the Death Benefit Guarantee Premium Suspension test and her monthly Death Benefit Guarantee premium amount is reduced to $0, meaning she will continue to pass the monthly Death Benefit Guarantee test until the earlier of her next Policy Anniversary or a Retest Event.
Standard Benefits Available At No Charge
Income Plans Upon the death of the Insured, if an Income Plan was not previously elected by you and in lieu of a lump sum or other payment agreed to by the Company, the beneficiary may elect to receive his or her share (or name and change beneficiaries –see “Other Policy Provisions – Naming a Beneficiary”) of the Life Insurance Benefit by either of the fixed Income Plan options noted below. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured’s death. Nothing in this section shall be construed to otherwise contradict the order of payment of the Life Insurance Benefit as described in the Policy, designated by you or under applicable law.
Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. The monthly income payment rates applicable to life Income Plans are based on interest rates applicable to amounts as of the date of death of the Insured according to the Policy as well as additional interest at a rate of 10% annually beginning 31 calendar days after the latest of (a) proof of the date of death is received by the Company, (b) the Company has all the information it needs to determine liability and the appropriate payees, or (c) any legal impediments (e.g., court guardian or executor actions) are properly satisfied. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.
●
Single Life Income We will make monthly payments for the selected certain period. The options for the certain period are zero years (i.e., no certain period), ten years, or twenty years. If the payee lives longer than the certain period, payments will continue for his or her life. In cases where a ten or twenty year certain period is elected, if the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates. Where a certain period of zero years was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
●
Joint and Survivor Life Income We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries or to beneficiaries your beneficiary designates.
In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.
The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:
●
while the Insured is living; or
●
during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60-day period may not be revoked.
An Owner may make or change Income Plan elections by contacting the Home Office or an authorized Financial Representative may provide us with an election on behalf of a Policy Owner subject to our current procedures, rules and requirements.
Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect an Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.
Withdrawal The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.
Limitations If a trust is named as a beneficiary and no qualified trustee claims the Life Insurance Benefit within one year after the claim is determined to be payable, payment of the Life Insurance Benefit will be paid as though the trust had not been named as a beneficiary. The Company is not responsible for actions taken by the trustee and will not be charged with notice of any change of trustee unless written evidence of the change is received at the Home Office.
Payment Frequency Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.
Variable Universal Life Plus Prospectus

Example: John Doe was the owner and insured of a policy and had elected a single life income plan for a ten-year certain period. Upon his death, in lieu of paying life insurance proceeds from the policy to his wife Jane, his beneficiary, in a lump sum, the Company made reduced amounts of monthly payments to her spread out over that time period while the remaining balance earned interest.
Exchange for a Fixed Benefit Policy Depending on your state of issue, we may allow you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) at any time within the period allowed by your state provided premiums are paid. We reserve the right to require evidence of insurability. Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and will have a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.
In addition, irrespective of your state of issue, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions-Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.
Example: John Doe lives in California and is the owner and insured of a a variable universal life plus policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the underlying portfolios in which the separate account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the Company’s requirements, John has up to six more months to exchange his variable policy for a fixed policy without the Company requiring evidence of insurability.
Paid-up Insurance Upon written request to the Company, you may change your Policy to Paid-up insurance. Your election to convert to Paid-up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 18 months from the Policy Date. This feature is not available for policies issued in certain states where the Guideline Premium/Cash Value Corridor Test (see “Minimum Death benefit”) was elected at issue. See Appendix B for more information about whether your state of issue affects the availability of Paid-up insurance.
If the request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of change to Paid-Up insurance will be that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
On the date the Policy is changed to Paid-Up insurance, we deduct any applicable surrender charge and we transfer the Contract Fund Value to the Company’s General Account. Any outstanding Policy Debt continues. The Specified Amount will be changed to the Paid-up Specified Amount. The Paid-up Specified Amount is calculated as the Policy Value (after deducting the surrender charge and any withdrawals as of the date of the change) divided by the factor for the Paid-up insurance option shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any additional benefits will be terminated. The definition of life insurance will be changed to the Cash Value Accumulation Test (please see “Death Benefit – Minimum Death Benefit” for more information).
After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt except that Policy Value (excluding loans) will not be less than the Paid-Up Specified Amount multiplied by the factor for the Paid-up insurance shown on the Policy schedule pages (“Guaranteed Minimum Paid-Up Policy Value”).
When the Policy is in force as Paid-up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance (see “Tax Considerations”). Withdrawals may reduce the Paid-up Specified Amount.
Variable Universal Life Plus Prospectus

The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change no more frequently than once a year and at no time will the annual effective interest rate be less than the minimum Paid-up Minimum Guaranteed Annual Effective Interest Rate shown in the Policy schedule pages. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:
●
interest;
●
any loan repayment and accrued loan interest payment made; and
●
any Policy dividend directed to increase the Policy Value;
minus any of the following items applicable to the Contract Fund Value for the current day:
●
a Monthly Policy Charge;
●
Policy loans;
●
withdrawals; and
●
service charges.
When the Policy is in force as Paid-Up insurance, the Monthly Policy Charge consists of the Monthly Policy Debt Expense Charge and the Monthly Cost of Insurance Charge. These charges may be reduced in order to ensure the Policy Value is not less than the Guaranteed Minimum Paid-Up Policy Value.
Example: Jane Doe is the owner and insured of a variable universal life plus policy with an Additional Purchase Benefit rider and a Death Benefit Guarantee that has been in force for three years. Her policy has the following characteristics as of a monthly processing date:
Cash Surrender Value = $200,000
Specified Amount = $500,000
Factor for Paid-up Option in the current policy month (from the policy schedule pages) = 0.8
Jane decides she would rather own a paid-up policy that will earn a fixed rate of interest and will not require additional premium payments. Because Jane’s policy has the required minimum amount of cash surrender value and has been in force long enough, she is able to convert her policy to a paid-up policy. Her new policy, however, will not have any benefits and the specified amount of her death benefit will be reduced to her policy value divided by the factor set form in her policy at issue, in this case reducing her specified amount from $500,000 to $250,000 (i.e., $200,000 / 0.8 = $250,000).
Dollar-Cost Averaging With Dollar-Cost Averaging (“DCA”), you can arrange to have a designated amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly in allowable amounts from the Government Money Market Division into other Division(s) you have chosen. Transfers will end either when the amount in the Government Money Market Division is depleted or when you submit a request to our Home Office to stop such transfers, whichever is earlier. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with rebalancing requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. There is no charge for DCA. We reserve the right to modify or terminate the DCA Plan at any time.
DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of declining markets. You should consult your Financial Representative before deciding whether to elect DCA.
Portfolio Rebalancing Over time, portfolio rebalancing helps you maintain your allocations among the Divisions. If you elect portfolio rebalancing, amounts invested in the Divisions are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce amounts allocated to better performing Divisions. Please note that the SAS Account is not included in portfolio rebalancing.
You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. Subject to any limitations imposed by our short-term and excessive trading policies and procedures, you may elect portfolio rebalancing and modify or terminate your election at any time by submitting a request to our Home Office. You may request changes in writing (including via facsimile or, under limited circumstances, by email) or by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with rebalancing requests on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit changes via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided
Variable Universal Life Plus Prospectus

you have properly authorized us to accept Electronic Instructions in advance of your request. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.
Asset Allocation Models The Company currently makes available allocation models at no extra charge for amounts invested in the Divisions. An Owner can select only one model at a time. Each of the four models currently available (Moderately Conservative, Balanced, Aggressive, Very Aggressive) is comprised of a combination of Divisions that hold Portfolios representing various asset classes with various levels of risk tolerance. Generally, the four models can be characterized as follows:
Moderately Conservative
This combination of Divisions has Portfolios that generally invest in fixed income securities and a mix of equity securities with a majority emphasis on fixed income investments in order to preserve
principal, provide liquidity and income and to seek modest growth.

Balanced
This combination of Divisions has Portfolios that generally invest in a mix of fixed income and equity securities in order to preserve principal and pursue sustained long-term growth without the
volatility of high- risk investments.

Aggressive
This combination of Divisions has Portfolios that generally invest in a mix of equity securities and some fixed income securities in order to primarily pursue long-term growth while willing to accept the volatility associated with high-risk investments.

Very Aggressive
This combination of Divisions has Portfolios that invest in almost entirely in a variety of equity securities in order to achieve higher potential growth while assuming the risks and higher volatility associated with these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in an Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by notifying us in writing, contacting their Financial Representative or by calling (866) 464-3800. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should contact their Financial Representative for more information about available allocation models (including the specific asset mixes of available models) and whether investment in a model is appropriate for them. Models may not be available for Policies with allocated amounts to the SAS Account.
Available models may change from time to time, but you must make an affirmative election to change models. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio) or the elimination of a Portfolio as an investment option under the Policy pursuant to other applicable SEC regulatory guidance. In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available (e.g., a substitution, merger, or liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers” above for more information about how to change portfolio allocations).
Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.
Terminal Illness Benefit This Benefit pays a portion of the policy’s death benefit to the Owner when the Company receives proof that is satisfactory to the Company of the Insured’s Terminal Illness. If an accelerated death benefit payment is made under this Benefit, the Death Benefit, Specified Amount, Contract Fund Value and Loan Value under this Policy, if applicable, will be reduced.
An accelerated death benefit payment will not be allowed if the Owner is required to request the payment by any third party (including any creditor, governmental agency, trustee in bankruptcy, or any other person) or as the result of a court order. This Benefit may be taxable. Before requesting payment under this Benefit, please consult your legal or tax professions.
General Terms
The Terminal Illness Death Benefit Amount. The Terminal Illness Death Benefit Amount for this Benefit will be calculated by the Company and is equal to the Death Benefit at the time this Benefit is requested and does not include dividends payable upon death, if any.
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The Eligible Death Benefit Amount. The maximum amount of Death Benefit that can be accelerated at the time this Benefit is requested and is equal to 75% of the Terminal Illness Death Benefit Amount but shall not exceed $1 million.
The Requested Death Benefit Amount. The portion of the Terminal Illness Death Benefit Amount that the Owner requests to be accelerated. This amount must be at least the minimum amount set by the Company which will not exceed $25,000 but not greater than the Eligible Death Benefit Amount.
Administrative Fee. A charge up to $250 that the Company may impose to pay for administrative expenses.
Declared Interest Rate. The greater of (a) the effective annual yield on 90-day Treasury Bills as of the date of application for an accelerated payment of (b) the rate of the Moody’s Corporate Bond Yield Averages – Monthly Average Corporates published by Moody’s Investor Services, Inc. or successor thereto, for the calendar month ending two months before the date of request for this Benefit.
Loan Adjustment. An amount equal to the Requested Death Benefit Amount divided by the Terminal Illness Death Benefit Amount multiplied by any Policy Debt.
The Accelerated Payment Amount. An amount equal to:
●
the Requested Death Benefit Amount; less
●
twelve months of interest on the Requested Death Benefit Amount at the Declared Interest Rate; less
●
the Administrative Fee; less
●
the Loan Adjustment; less
●
any required minimum premium due from entering either the Policy Grace Period or the Death Benefit Guarantee Grace Period if the Policy is currently in force under the Death Benefit Guarantee.
Licensed Physician. A doctor of medicine or osteopathy authorized to practice medicine and surgery by the state in which he or she performs such functions or action in the United States or Canada. The Licensed Physician cannot be the Insured, Owner, or a spouse, mother-in-law, father-in-law, stepparent, or the natural or adoptive brother, sister, parent, grandparent, or child of the Owner or Insured.
Terminal Illness. An illness certified by a Licensed Physician that is reasonably expected to result in death six months or less from the date of the certification by the Licensed Physician.
Terminal Illness Benefit
The Company will pay an Accelerated Payment Amount to the Owner as an immediate one-time lump sum if:
●
the Insured has a Terminal Illness;
●
the Conditions of Payment are satisfied; and
●
the claim requirements are satisfied.
There is no Monthly Policy Charge associated with this Benefit. The amount payable under this Benefit shall not be less than the amount available upon surrender multiplied by the percentage of the death benefit that is being accelerated.
Any benefits paid under this Benefit, including those paid after the Insured’s death but before the Company received notice of that death, will reduce the Death Benefit that is paid on the death of the Insured as described below. This Benefit will not be paid if the Company receives notification of the Insured’s death before the Accelerated Payment Amount is sent to the Owner.
Effect of the Accelerated Payment Amount on Policy Values
After the Company makes a payment under this Benefit, the Policy remains in force with the following adjustments to the Policy values:
●
the Death Benefit Option is changed to Option A if Option A is not in effect at the time of payment;
●
the Death Benefit will be reduced by the Requested Death Benefit Amount;
●
the Specified Amount will be reduced proportionately to the reduction in Death Benefit;
●
the Eligible Death Benefit Amount will be reduced to zero;
●
the Contract Fund Value will be reduced proportionately to the reduction in Death Benefit (reductions from Contract Fund Value are proportionate among the Divisions and/or the NM Strength and Stability Account in proportion to the amounts in the Divisions and/or the NM Strength and Stability Account);
●
any Policy Debt will be reduced by the Loan Adjustment;
●
if applicable, the Selected Monthly Premium under a Waiver Benefit will be reduced proportionately to the reduction in Death Benefit; and
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●
if a Death Benefit Guarantee is active, the Death Benefit Guarantee will be reduced to the new Specified Amount.
Upon payment of the Accelerated Payment Amount, the Company will furnish updated specification pages to reflect the new Policy values, and the Company’s liability under this Policy for the Requested Death Benefit Amount ends.
Following payment of the Accelerated Payment Amount, Death Benefit Option changes are not permitted.
Conditions of Payment
The Company must receive the Owner’s voluntary written request for payment under this Benefit. The Company will pay the Accelerated Payment Amount if all of the following conditions are met:
●
the Policy is not collaterally assigned;
●
the Policy was not issued by dividing a policy into two or more policies;
●
the Policy is not the result of a partial term conversion;
●
the claim has been approved;
●
the Policy is in force; and
●
if applicable, the Company has received written approval to make a payment under this Benefit from any irrevocable beneficiary.
Claims for Terminal Illness Benefit
Before the Accelerated Payment Amount is paid under this Benefit, the Company will require the Owner to provide proof that is satisfactory to the Company of the Insured’s Terminal Illness. This proof must include the certification of Licensed Physician describing the Insured’s health condition and stating that the condition is reasonably expected to result in death of the Insured in six months or less.
The Company reserves the right to obtain a second opinion as to the Insured’s heath at its own expense. In the event of conflicting opinions between the Insured’s Licensed Physician and the Licensed Physician of the Company’s choice, eligibility for this Benefit will be determined by a third opinion provided by a Licensed Physician that is mutually acceptable to the Company and the Insured. Such third opinion will be at the Company’s expense.
Request for Claim. To make a claim for this Benefit, the Company must receive a written request from the Owner. The request should:
●
include the Insured’s name, Policy number, and Requested Death Benefit Amount; and
●
be sent to the Company or be given to an authorized agent of the Company.
Claim Forms. The Company will furnish claims forms within 15 days after receiving notice of claim. These forms must be completed by the Owner, the Insured (or the Insured’s representative if the Insured is incapable), and the Insured’s Licensed Physician. If these forms are not furnished by the Company within the 15-day period, this initial written proof of the Insured’s Terminal Illness may be made by providing a written statement of the Terminal Illness without the use of the Company forms.
Payment. Any payments made under this Benefit will be paid to the Owner or Owner’s Estate while the Insured is living, unless the Benefit has been otherwise assigned or designated by the Owner. Claims under this Benefit must be requested voluntarily by the Owner. This Benefit provides for the payment of a portion of the proceeds of this Policy normally payable at the death of the Insured. This Benefit is not meant to cause the Owner to involuntarily obtain proceeds that ultimately would be payable to the Beneficiary.
Authorizations. The Company will furnish the Insured (or his or her representative if the Insured is incapable) with authorizations to obtain and disclose medical records. These authorizations must be signed by the Insured without alterations and returned to the Company.
Termination
This Benefit will terminate on the earliest of the following dates:
●
the date on which a payment has been paid under this Benefit;
●
the date on which the Home Office receives the Owner’s written request to terminate this Benefit; or
●
the date of termination of the Policy.
Following is a hypothetical example of how the Terminal Illness Benefit works. The example is provided for illustrative purposes only and is in no way representative of actual policy values.
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Example:
Policy Values Before Terminal Illness Payment
Death Benefit = $200,000 Specified Amount = $200,000 Contract Fund Value = $50,000

Terminal Illness Benefit Payment Calculation
Eligible Insurance Amount = 0.75 * $200,000 = $150,000**
**Eligible Insurance Amount cannot exceed $1,000,000 as defined in the Policy
Requested Death Benefit Amount = $150,000
Policy Debt = $10,000
Interest Rate = 0.05 (for illustration purposes)
Loan Adjustment = $150,000 / $200,000 * $10,000 = $7,500
The Accelerated Payment Amount is equal to:
Requested Death Benefit	$150,000
Twelve months of interest	-$150,000 * (1 - (1.05) ^ -1) = $7,142.86
Administrative Fee	-$250
Loan Adjustment	-$7,500
Accelerated Payment Amount	$135,107.14

Policy Values After Terminal Illness Payment
Death Benefit = $200,000 - $150,000 = $50,000 Specified Amount = $200,000 – ($200,000 x 75%) = $50,000 Contract Fund Value = $50,000 – ($50,000 x 75%) = $12,500 Policy Debt = $10,000 - $7,500 = $2,500
Surrender and Withdrawals
Surrender You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with surrender instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Other Benefits Available Under the Policy—Income Plans.”) A surrender charge will apply to surrenders during the first ten Policy Years (see “Charges and Deductions”) and a surrender may have tax consequences (see “Tax Considerations.”)
Withdrawals Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal, subject to the Company’s right to assess a charge in an amount up to $25 per withdrawal (currently waived). Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with withdrawal instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:
●
reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;
●
for a Policy with Death Benefit Option A, withdraw an amount which would reduce the Specified Amount to less than the minimum Specified Amount required for issuance of a Policy at the time of withdrawal, unless this Policy is in force under Paid-up insurance (see “Other Benefits Available Under the Policy—Paid-up Insurance”); or
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●
reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge.
A withdrawal may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, unless the Policy is in force under Paid-up insurance, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the amount withdrawn less the excess, if any, of the result of (a) divided by (b) where:
(a)
is the Policy Value immediately prior to the withdrawal; and
(b)
is the Specified Amount divided by the Minimum Death Benefit Percentage (shown in the Policy schedule pages) applicable at the time of the withdrawal.
Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Contract Fund Value will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal must be allocated first among the Divisions in proportion to the amounts in each Division, with any excess amount allocated to amounts in the SAS Account (first from the Tier Two Balance, then the Tier One Balance).
Policy Loans
At any time while the Insured is alive and the Policy is in force, using the Policy as security, you may submit a request for a loan that is secured by the Contract Fund Value. The loan must be in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations”). Loan requests can be made in writing (including via facsimile, or under limited circumstances, by email). Eligible Owners may also submit loan requests by calling (866) 464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with policy loan instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. They will be processed based on the date and time they are received in the Home Office. Requests will be effective on the Valuation Date or on the next date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
We charge interest on Policy loan amounts. We also credit you with interest on amounts we set aside as collateral for those amounts. The loan rates are adjustable. The annual loan interest rate (Annual Market Loan Rate on Policy Loans) applied to loan amounts is set by the Company every January 1st. The maximum rate shall not exceed the greater of the minimum guaranteed annual effective interest rate for the SAS Account Tier One Balance plus 1% (or 2.5%) or the Moody's Corporate Bond Yield Averages-Monthly Average Corporates rate for the immediately preceding October (or substantially similar average established by the insurance supervisory official of the state of issue). The Company will not change the rate unless the maximum rate of interest is 0.5% or more above or below the then-current loan interest rate. The Company will give notice of the initial loan interest rate in effect at the time a Policy loan is made and if there is a change in loan interest rate no later than 30 days before the January 1st on which the change takes effect. Your state of issue may provide for a maximum guaranteed rate (see Appendix B for more details). This Policy will not terminate during a Policy Year as the sole result of an increase in the loan interest rate during such Policy Year.
Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement”).
As collateral for a Policy loan, the Company will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions first, with any excess deducted from the SAS Account (first from the Tier One Balance, then the Tier Two Balance). Borrowed amounts from the Divisions will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges”). A Policy loan, even if you repay it, may have a permanent
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effect on the Policy Value, Contract Fund Value, the Cash Surrender Value, and the Death Benefit because loan amounts from the Divisions do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.
You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account first to the SAS Account Tier Two Balance, if any collateral was taken out of the SAS Account. Any payment made in excess of the collateral taken from the SAS Account will be applied to the Divisions of the Separate Account and/or SAS Account in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.
If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.
Termination and Reinstatement
Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period, a 61 day period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. The payment must equal an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and premium to cover Monthly Policy Charges for three months. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions and/or the SAS Account, based on your allocation instructions then in effect subject to any applicable restrictions. We will also deduct any accumulated due and unpaid Monthly Policy Charges. Payments received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.
After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval, satisfaction of our current underwriting requirements and provided you make at least the minimum payment (see above). To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and premium to cover Monthly Policy Charges for three months. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.
On the effective date of the reinstatement, the Policy Value will be equal to the sum of:
●
the Net Premium paid upon reinstatement; and
●
any Policy Debt on the termination date;
minus the sum of:
●
all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and
●
the Monthly Policy Charge due on the reinstatement effective date.
Please note that Net Premium paid upon reinstatement will not include any interest from the date of the lapse.
Upon reinstatement, your Policy Date will not change and your Death Benefit option will remain the same as of the date of lapse. Your Cash Surrender Value will equal the new Policy Value (see above) minus any Policy Debt. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement. On the later of the effective date of the reinstatement
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or the date we approve the Application for reinstatement, subject to applicable restrictions we will allocate the Policy Value less any Policy Debt among Divisions and/or the SAS Account based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.
For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”
Other Policy Transactions
Transfers Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions and/or any available fixed option, so long as you are invested in no more than 30 Divisions at a time. Currently, transfer requests involving the Government Money Market Division and the SAS Account are subject to special restrictions (see “Restrictions on Amounts in the SAS Account and Government Money Market Division).
Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative will notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from Contract Fund Value. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions or the request will not be processed. Your Financial Representative may provide us with instructions on your behalf involving the transfers, subject to our rules and requirements and any restrictions noted in this Prospectus.
You may request transfers in writing (including via facsimile or, under limited circumstances, by email) or by calling Advanced Markets Operations at 1-866-464-3800. Where allowable by applicable law, a Policy Owner’s Financial Representative may provide us with transfer instructions on behalf of a Policy Owner subject to our current procedures, rules and requirements. You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.
Short-Term and Excessive Trading Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, a Policy Owner who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Policy Year or two round trip transfers are made within any subsequent year. The restriction will
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last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Policy Year or one round trip transfer is made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund). These limitations are not intended to supersede any limits that may be imposed on the Government Money Market Division (see “Restrictions on Amounts in the SAS Account and Government Money Market Division”).
Policies such as this (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate.
Variable Universal Life Plus Prospectus

Charges and Deductions
Premium Expense Charges We deduct a charge of 2.00% from each Premium Payment for state premium taxes that we incur (Premium Tax Charge). Premium taxes vary from state to state, and some jurisdictions within a state may charge an additional premium tax in certain circumstances. We charge 2.00% regardless of the state (or other jurisdiction) in which you live. The total tax rate for the state (and/or other jurisdiction) in which you live may be lower, higher, or equal to the 2.00% deduction. This charge may increase or decrease in the future to cover these taxes.
We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.55% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax laws.
We deduct a charge, or sales load, from each Premium Payment for sales costs. This charge is a percentage of Premium Payments and is a function of the premium paid relative to the Target Premium. For Premium Payments up to the Target Premium in Policy Years 1-10, the percentage is 6.95%. For Premium Payments in excess of the Target Premium in Policy Years 1-10, the percentage is 5.60%. For Premium Payments up to the Target Premium in Policy Years 11-20, the percentage is 3.95%. For Premium Payments in excess of Target Premium in Policy Years 11-20, the percentage is 5.60%. There is no sales load charge deduction for premiums received in Years 21+.
We expect to recover distribution expenses from this amount over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for distribution expenses (e.g., selling and advertising) in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against Contract Fund Value. (See “Monthly Policy Charges and Service Charges.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.
Monthly Policy Charges and Service Charges We deduct a Monthly Policy Charge from Contract Fund Value on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Percent of Contract Fund Value Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Specified Amount Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.
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Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, and the Policy Year. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses.
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Monthly Percent of Contract Fund Value Charge. The Monthly Percent of Contract Fund Value Charge covers a portion of the costs of selling and administering the Policy. Our revenues attributable to this charge may exceed costs covered by this charge, in which case we may realize a gain.
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Monthly Administrative Charge. This charge, which varies based on factors including but not limited to the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners.
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Monthly Specified Amount Charge. This charge applies only during the first ten Policy Years and is based on factors, including, but not limited to, the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The Monthly Specified Amount Charge covers a portion of the costs of selling the Policy. Our revenue attributable to this charge may exceed costs covered by this charge, in which case we may realize a gain.
Variable Universal Life Plus Prospectus

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Monthly Underwriting and Issue Charge. This charge applies only during the first ten Policy Years and is based on the application date, the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The Monthly Underwriting and Issue Charge covers the cost of underwriting and issuing the Policy.
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Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit.
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Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any, and encompasses any loan interest spread. A loan interest spread is the difference between the interest rate charged on policy loan amounts and the interest rate credited on amounts designated as collateral for such loans. (Please see “Policy Loans” for more information on how the loan interest rate is calculated.) This charge is deducted from Contract Fund Value.
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Additional Purchase Benefit Charge. This charge compensates us for the Additional Purchase Benefit (see “Other Benefits Available Under the Policy-Additional Purchase Benefit”) if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, the Insured’s gender, and the amount of the benefit.
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Waiver Benefit: Selected Monthly Premium Benefit. The charge for a waiver upon total disability benefit is deducted if the benefit is selected. This charge may vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit, and may increase from year to year. For substandard risks, the charges may be increased by a multiple of up to 4.0 times the standard risk rate.
We also charge certain transaction fees (also referred to as service charges) to be deducted from Contract Fund Value on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions and/or the NM Strength and Stability Account, $25 per illustration of the Policy’s benefits and/or values if more than one request for an illustration occurs in a Policy Year and $25 per change of the Death Benefit option. Currently we waive all of these fees.
You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of up to $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.
Unless another Policy provision or rider dictates, deductions from Contract Fund Value are apportioned among the Divisions and/or the NM Strength and Stability Account in proportion to the amounts invested in the Divisions and/or the SAS Account. Deductions from the SAS Account are applied to the Tier Two balance first.
A surrender charge will be deducted from Contract Fund Value only during the first ten Policy Years if the Policy is surrendered or changed to the Paid-up insurance. The surrender charge during the first through fifth Policy Year is a percentage of the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the Target Premium. After the fifth Policy Year, the surrender charge grades down monthly in Policy Years six through ten to zero.
All charges in this section expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.
Expenses of the Portfolios The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2024 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.19% to a maximum of 2.68%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and Appendix A.)
Commissions Paid to Financial Representatives  The maximum commission payable to the registered representative who sold the Policy is 42.5% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 1.5% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.07% of Contract Fund Value is paid at the end of Policy Years 2 and later. The entire amount of sales commissions paid to registered representatives is passed through Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.
Variable Universal Life Plus Prospectus

Other Policy Provisions
Naming a Beneficiary You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiaries (direct, contingent or further payees) you designate while the Insured is living. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office in Good Order, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change. If you do not name a beneficiary or your direct and contingent beneficiaries are not living when the Life Insurance Benefit becomes payable, you, as Owner, or your estate if you are deceased, will receive the proceeds.
Incontestability We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law), except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.
Suicide If the Insured dies by suicide within two years from the Date of Issue (or earlier, if a shorter period is stated in the contract or required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within two years of the date of issuance (or earlier, if a shorter period is stated in the contract or required by state law) of a change in the Policy that was subject to insurability requirements, the amount payable will be an amount that would have been paid had no change been made less any applicable charges attributable to the change. The amount payable may be different in your state.
Misstatement of Age or Sex If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.
Collateral Assignment If deemed acceptable by the Company, under certain circumstances and pursuant to the terms of your Policy you may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office even if effect of such assignment is given as of the time the Owner signs the assignment. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”). Any such assignment will be subordinate to any assignment to the Company for loans regardless of the date of the loan.
Deferral of Determination and Payment We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:
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the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
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the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
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the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or
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such suspension or postponement is otherwise permitted by the 1940 Act.
If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.
When the Policy is in force as Paid-up insurance or for the portion of the Cash Surrender Value invested in the NM Strength and Stability Account, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate determined by the Company (currently 1.25%) from the date of surrender to the date of payment (or as otherwise required by state law). We may also defer payment of a Policy loan or withdrawal for up to six months.
If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.
Variable Universal Life Plus Prospectus

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.
In reliance on relief from the SEC staff (“SEC Relief”), we may temporarily delay the payment of proceeds from a surrender, withdrawal or Policy loan attributable to the Divisions if we reasonably believe that financial exploitation of an Policy Owner, who is (i) age 65 or older, or (ii) age 18 or older who we reasonably believe has a mental or physical impairment that renders them unable to protect their own interests, has occurred, is occurring, has been attempted, or will be attempted. Subject to the conditions of the SEC Relief, payment of the proceeds may be delayed for up to 55 Valuation Dates. During the period of any such payment delay, the proceeds will be held in the Division of the Separate Account that invests in the Government Money Market Portfolio as we investigate and work with appropriate regulatory and other lawful authorities to resolve the matter. No later than two Valuation Dates after the temporary hold has been imposed, we will provide oral or written notice of the temporary hold and the reason for the temporary hold to the Policy Owner, a trusted contact person the Policy Owner previously identified to us and any other person(s) eligible to submit orders related to the Policy, unless we suspect that other person(s) of having engaged in, engaging in, having attempted or attempting financial exploitation of the Policy Owner.
Dividends This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as an annual dividend on the Policy Anniversary.
There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.
We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Contract Fund Value. Dividends used to increase the Contract Fund Value will be allocated according to the allocation for Net Premiums then in effect.
Voting Rights
As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.
Reports and Financial Statements
For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value, Contract Fund Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of allocations among the Divisions and/or the SAS Account. If the Policy is in force as Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.
Semi-annually, we will send you reports containing financial information, performance information and schedules of investments for the Portfolios underlying the Divisions to which your Contract Fund Value is allocated. Because each Division invests exclusively in the shares of an underlying Portfolio, the performance information for a Division and its corresponding Portfolio will generally be the same except that if the Policy level charges were reflected in this performance information, the results would be lower. Current historical performance information, updated on a monthly and quarterly basis, is available at www.northwesternmutual.com/prospectuses-performance-and-reports. The financial statements of the Company and the
Variable Universal Life Plus Prospectus

Separate Account appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information (containing such financial statements), call (866) 464-3800. Certain reports and other information can be obtained on our website at www.nmprospectus.com.
Householding
To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling (866) 464-3800.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the Policy's maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call (866) 464-3800 for assistance in making such changes.
Legal Proceedings
Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this Prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
Speculative Investing
Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Owner Inquiries
If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing to our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please contact your Financial Representative or call (866) 464-3800. To file a claim, please call your Financial Representative or Life Benefits at (800) 635-8855.
Variable Universal Life Plus Prospectus

Illustrations
Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the proposed Insured and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.
Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, death benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated. We reserve the right to charge for Illustrations in excess of one per Policy year (see “Charges and Deductions.”)
Tax Considerations
General The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.
Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.
This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.
There is no additional tax benefit if the Policy is purchased through a tax-qualified plan. Withdrawals will generally be subject to tax penalties.
Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a Guideline Premium/Cash Value Corridor Test (“GLPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit may vary depending on which test is used.
The definitional tests under the Code are based on the Commissioner's Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. The test applied to your policy is based on the 2017 CSO mortality tables.
The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor generally requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. The increase to the Death Benefit is more likely if premiums are paid to or in excess of the longest Death Benefit Guarantee premium. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.
Variable Universal Life Plus Prospectus

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit relative to the Policy Value, which may increase the Cost of Insurance charges, especially in the Policy’s later years.
As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.
IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law. We reserve the right to make modifications to the Policy, as necessary and appropriate under applicable law and the terms of the Policy, to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Policy.
Tax Treatment of Life Insurance While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.
So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the Investment in the Contract, which is defined by Code §72(e)(6) and is sometimes called the (“Cost Basis”) of the Policy. The Cost Basis of the Policy is generally equal to the premiums and other consideration paid for the contract less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in Cost Basis. However, dividends applied to purchase additional insurance or used to increase Policy Value are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the Cost Basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the Cost Basis of the Policy.
Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Policy Value of the Policy, and the total Policy Value , including the total amount of the Policy Debt, will be taxable to the extent it exceeds the Cost Basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s Cost Basis.
Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, thereby causing the Policy to lapse. As described above, if your Policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy Cost Basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the Policy.
Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).
Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and certain combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2019 may only be exchanged for life insurance policies using 2017 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).
Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for a valuable consideration, it is taxable to the extent the sales proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy’s basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. The basis used to determine the gain or loss when a Policy, or an interest in a Policy, is transferred may be different than the Cost Basis used to determine the taxable amount for Policy distributions and/or surrenders.
Variable Universal Life Plus Prospectus

The general rule is that if a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit may be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit may not be taxable if both of the following criteria are satisfied:
1.
The transfer was not a “Reportable Policy Sale,” and
2.
Either:
a.
The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer, or
b.
The transferee’s basis for determining gain or loss is determined, in whole or in part, by reference to the Transferor’s basis.
A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. Generally, a Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of an interest in a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor.
Whether the death benefit of any particular policy will be subject to income taxation because of transfers prior to the insured’s death will depend on specific facts. You should seek qualified tax advice if you plan a transfer of an interest in a life insurance policy.
Where the Policy Value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may, among other things, include the transfer of a life insurance policy that constitutes a sale, interest paid on the death benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.
Modified Endowment Contracts (MEC) A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the premiums paid (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.
A Policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period. If such a reduction occurs, the seven-pay premium limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election for the Paid-up insurance option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods. Additionally, in the case of joint life policies, all premiums paid since the policy were issued are retroactively tested against the new MEC limit.
A life insurance policy which is received in exchange for a MEC will also be considered a MEC.
Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could
Variable Universal Life Plus Prospectus

occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.
If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value , a surrender of the Policy, and dividends paid in cash. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy Cost Basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.
A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 ½ years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.
Estate Tax and Generation Skipping Transfer Taxes If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Death Benefit will generally be includible in the Insured’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If a Policy is a survivorship life Policy, the Death Benefit will be includible in the estate of the second of the Insureds to die, if that individual owned, or had any incidents of ownership in, the Policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.
If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.
Business-Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule does not apply if (i) the insured is an eligible employee and (ii) certain notice and consent requirements were satisfied before the policy was issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.
Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.
In addition, if a business owns life insurance with cash value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Surrender Value (as defined by Code §264(f)) to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.
The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.
Variable Universal Life Plus Prospectus

Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income.
Split Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.
Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to this law.
Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules.
Valuation of Life Insurance Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.
Other Tax Considerations Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.
Distribution of the Policy
We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at (202) 371-3800 or visiting its website at www.SIPC.org. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that
Variable Universal Life Plus Prospectus

NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. For more information on commission amounts see “Charges and Deductions—Commissions Paid to Financial Representatives.”
Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.
Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.
Glossary of Terms
APPLICATION
The form completed by the applicant when applying for coverage under the Policy. This includes any:
1. amendments or endorsements;
2. supplemental Applications;
3. reinstatement Applications; and
4. Policy change Applications.
ATTAINED AGE
The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.
CASH SURRENDER VALUE
An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan and Surrender Charge may be used in place of Cash Surrender Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Cash Surrender Value, as appropriate.
CODE
The Internal Revenue Code of 1986, as amended.
COMPANY
The Northwestern Mutual Life Insurance Company.
CONTRACT FUND VALUE
An amount equal to amounts in the Divisions and the NM Strength and Stability Account but does not include Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Contract Fund Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Contract Fund Value after deductions for a surrender charge or an outstanding loan, as appropriate.
DATE OF ISSUE
The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.
DEATH BENEFIT
The gross amount payable to the beneficiary upon the death of the insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit” in the Prospectus).
DEATH BENEFIT GUARANTEE GRACE PERIOD
A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.
Variable Universal Life Plus Prospectus

DIVISION
A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.
FINANCIAL REPRESENTATIVE
An individual who is authorized to sell you the Policy and who is licensed both as a Northwestern Mutual insurance agent and as a registered representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.
FUND
Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
GENERAL ACCOUNT
All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
GOOD ORDER
Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.
GUARANTEED MINIMUM DEATH BENEFIT
The gross amount of death benefit proceeds if the policy is being kept in force by the Death Benefit Guarantee.
HOME OFFICE
Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.
INCOME PLAN
An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
IN FORCE DATE
The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.
INITIAL ALLOCATION DATE
The date identified in the Policy on which we first allocate Net Premium to the Divisions of the Separate Account and/or the NM Strength and Stability Account according to the Owner's instructions.
INITIAL SPECIFIED AMOUNT
The Specified Amount of coverage on the Date of Issue of the Policy.
INSURED
The person named as the Insured on the Application and in the Policy.
INVESTMENT ACCOUNT
Amounts allocated to the Divisions of the Separate Account. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Contract Fund Value may be used in place of Investment Account.
ISSUE AGE
The Insured’s age on his/her birthday nearest the Policy Date.
LIFE INSURANCE BENEFIT
The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.
LOAN VALUE
An amount equal to 90% of the Policy Value on the date of the loan.
MEC
Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.
Variable Universal Life Plus Prospectus

MONTHLY POLICY CHARGE
The amount equal to the sum of:
1. the monthly cost of insurance charge;
2. the monthly percent of contract fund value charge;
3. the monthly administrative charge;
4. the monthly Specified Amount charge;
5. the monthly underwriting and issue charge;
6. the monthly cost of any optional benefit, if applicable;
7. the monthly Policy Debt Expense charge, if applicable; and
8. the monthly Death Benefit Guarantee charge, if applicable.
MONTHLY PROCESSING DATE
The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.
NET PREMIUM(S)
The amount of Premium Payment remaining after the Premium Expense Charges have been deducted.
NM STRENGTH AND STABILITY ACCOUNT
Amounts allocated or transferred to a fixed interest crediting option on or after the NM Strength and Stability Account availability date that are part of the Company’s General Account.
NORTHWESTERN MUTUAL
The Northwestern Mutual Life Insurance Company.
NYSE
New York Stock Exchange.
OWNER (You, Your)
The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.
POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.
POLICY DATE
The date shown on the Policy Schedule Page from which the following are computed:
1. Policy Year;
2. Policy Anniversary;
3. Monthly Processing Date;
4. the Issue Age of Insured; and
5. the Attained Age of the Insured.
POLICY DEBT
The total amount of all outstanding Policy loans, including both principal and accrued interest.
POLICY GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment. This period may be longer if mandated by your state.
POLICY VALUE
The sum of Contract Fund Value and Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Policy Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Policy Value or an outstanding loan, as appropriate.
POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.
PORTFOLIO
A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.
PREMIUM PAYMENTS
All payments you make under the Policy other than loan repayments and transaction fees.
Variable Universal Life Plus Prospectus

SELECTED MONTHLY PREMIUM
An amount the Owner selects subject to a maximum permitted amount under the Selected Monthly Premium Benefit.
SEPARATE ACCOUNT
Northwestern Mutual Variable Life Account II.
SPECIFIED AMOUNT
The amount you select, subject to minimums and underwriting requirements we establish, which is used in determining the insurance coverage on an Insured’s life.
SPECIFIED MONTHLY CHARGES
Current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for the Selected Monthly Premium Benefit.
TARGET PREMIUM
An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured including but not limited to Issue Age, sex, and underwriting classification, used to compute certain charges. The Target Premium is the dollar amount identified in the Maximum Sales Load section of the Policy schedule pages.
UNIT
An accounting unit of measure representing the value in one or more Divisions of the Separate Account.
UNIT VALUE
The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.
VALUATION DATE
Any day the NYSE is open for trading, except for any days specified in the Policy’s Prospectus including any day that a Division's corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.
VALUATION PERIOD
The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.
Variable Universal Life Plus Prospectus

Appendix A—Portfolios Available under Your Policy
The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Please note that depending on whether your Death Benefit Guarantee is in effect, allocations or transfers into the Government Money Market Division are subject to certain restrictions (see “The Fixed Option - Restrictions on Amounts in the SAS Account and Government Money Market Division” in the Prospectus).
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc.	0.42%[1]	37.82%	14.77%	13.44%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.61%[1]	34.43%	18.22%	16.94%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.43%[1]	22.16%	13.86%	11.88%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.72%[1]	23.86%	10.92%	10.22%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.19%[1]	24.75%	14.30%	12.86%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	10.69%	7.46%	7.58%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	7.07%	5.90%	7.40%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.57%[1]	11.88%	8.60%	8.40%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	8.21%	5.55%	7.03%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.24%[1]	13.63%	10.07%	9.41%
Long-term growth of capital; current income is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	8.65%	7.42%	8.15%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	13.18%	5.89%	8.12%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.27%	8.43%	8.01%	8.61%
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc.	0.87%[1]	10.36%	6.59%	7.77%
Variable Universal Life Plus Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.61%[1]	5.30%	5.96%	7.03%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.72%[1]	3.25%	4.20%	5.48%
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.68%	3.94%	2.81%	3.02%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.89%[1]	4.02%	0.12%	2.50%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2,4]	MSA/BlackRock Advisors, LLC	0.33%[1]	4.99%	2.28%	1.56%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.40%	5.04%	1.92%	1.90%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	1.76%	0.09%	1.57%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	2.68%[1]	-5.78%	-5.29%	-0.93%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Managed Portfolio[2](“Inflation Protection Portfolio” until 09/30/2025)	MSA/American Century Investment Management, Inc.	0.45%[1]	1.96%	1.50%	1.95%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.46%	6.38%	3.71%	4.95%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.75%[1]	6.42%	0.93%	3.33%
Realize as high a level of total return as is consistent with reasonable investment risk through appreciation and income	Active/Passive Balanced Portfolio[2] (“Balanced Portfolio” until 06/30/25)	MSA	0.47%[1]	7.43%	4.76%	5.53%
Realize as high a level of total return as is consistent with moderate investment risk through appreciation and secondarily through income	Active/Passive Moderate Portfolio[2] (“Asset Allocation Portfolio” until 06/30/25)	MSA	0.53%[1]	9.72%	6.17%	6.72%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[5]	Fidelity Management & Research Company LLC (FMR)[6]	0.57%	17.49%	11.34%	9.21%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio – Initial Class[5]	FMR[6]	0.56%	33.79%	17.04%	13.62%
Variable Universal Life Plus Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[7]	Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Long-term growth of capital	U.S. Strategic Equity Fund[8]	Russell Investment Management LLC (RIM)[9]	0.90%[1]	20.50%	12.42%	11.07%
Long-term growth of capital	U.S. Small Cap Equity Fund[8]	RIM[9]	1.14%[1]	8.53%	8.00%	7.31%
Current income and long- term growth of capital	Global Real Estate Securities Fund[8]	RIM[9]	0.91%	1.42%	-0.20%	2.75%
Long-term growth of capital	International Developed Markets Fund[8]	RIM[9]	1.03%[1]	2.78%	4.23%	4.70%
Provide total return	Strategic Bond Fund[8]	RIM[9]	0.65%[1]	0.83%	-0.87%	1.04%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[8]	RIM[9]	0.85%[1]	6.48%	2.86%	3.67%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[8]	RIM[9]	0.90%[1]	9.48%	5.00%	5.15%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Aggressive Strategy Fund[8]	RIM[9]	0.97%[1]	11.94%	7.10%	6.50%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Aggressive Strategy Fund[8]	RIM[9]	1.00%[1]	13.09%	7.58%	6.97%
Total return	Commodity Return Strategy Portfolio – Class 2[10]	UBS Asset Management (Americas) LLC[11]	0.80%[1]	5.12%	N/A	N/A
1 This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2 A series of Northwestern Mutual Series Fund, Inc., for which Mason Street Advisors, LLC, (MSA) our wholly-owned company, serves as investment adviser.
3 Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative. Please note that allocations into the Government Money Market Division are subject to certain restrictions if your Death Benefit Guarantee is in effect (see “The Fixed Option - Restrictions on Amounts in the SAS Account and Government Money Market Division” in the Prospectus).
4 Please note that allocations or transfers into the Government Money Market Division are subject to certain restrictions if your Death Benefit Guarantee is in effect. These restrictions include limits on the timing and amounts allocated or transferred to this Division to ensure total amounts in, or percentages allocated or transferred to, this Division and/or the SAS Account do not exceed certain maximum percentages (see "The Fixed Option-Restrictions on Amounts in the SAS Account and Government Money Market Division" in the Prospectus).
5The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
6The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
7 A series of Neuberger Berman Advisers Management Trust.
8 A series of Russell Investment Funds.
9 Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
10 A series of Credit Suisse Trust.
11 Effective May 1, 2024, Credit Suisse Asset Management, LLC merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) as the surviving entity, and UBS AM (Americas) became the investment manager to the Portfolio.
Variable Universal Life Plus Prospectus

Appendix B—State Variations
This Appendix B contains important state specific variations for Policies issued in the states as noted below. The Prospectus provides a general description of the Policy (and any endorsements) but your state of issue may provide different features from, and impose different costs than, those described in the body of the Prospectus. Please see your Policy for specific details.
STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Arizona	Incontestability	There is no exception for fraudulent misstatements.
Arkansas	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate of 5%.
California	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Optional Waiver Benefit (Upon Total Disability)	For two years following the Date of Issue the Insured will not covered for a Total Disability caused or substantially caused by a pre-existing condition.
Colorado	Right to Return	Unless the Policy is a replacement it may be returned within fifteen (15) days after it was received.
Connecticut	Right to Return
If the Policy is a replacement it may be returned within ten (10) days after it was received. For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Incontestability	There is no exception for fraudulent misstatements.
Delaware	Right to Return
If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

District of Columbia	Right to Return
The Policy may be returned within ten (10) days after it was received or forty-five (45) days after the application was signed, whichever is later.
The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

	Incontestability	There is no exception for fraudulent misstatements.
Florida	Right to Return	The Policy may be returned within fourteen (14) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Changing Death Benefit Option	Only changes to Option A are allowed. Changes to Options B or C are not allowed.
	Incontestability	There is no exception for fraudulent misstatements.
Georgia	Right to Return	The Policy may be returned within ten (10) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
Hawaii	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
	Optional Waiver Benefit (Upon Total Disability)	Unless there is evidence of changes in medical circumstances, upon Total Disability the Company will not require proof from a physician more often than once in any three calendar years.
Idaho	Right to Return	The Policy may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
Illinois	Right to Return
If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

	Incontestability	There is no exception for fraudulent misstatements.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than two months.
Variable Universal Life Plus Prospectus

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Indiana	Right to Return
For non-replacements, the Policy may be returned within ten (10) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals. If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

	Incontestability	There is no exception for fraudulent misstatements.
	Suicide	The life insurance benefit paid as a result of suicide within two years of policy changes is calculated the same as for benefits paid as a result of suicides within two years of issue.
	Surrenders	Cash Surrender Value paid upon surrenders within 30 days of after a Policy anniversary shall not be less than the Cash Surrender Value as of such Policy anniversary.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days.
Kansas	Right to Return
If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements the amount of the refund will be the premium paid less any policy debt and withdrawals.

Louisiana	Incontestability	There is no exception for fraudulent misstatements.
Maryland	Right to Return
For non-replacements, the Policy may be returned within ten (10) days after it was received or forty-five (45) days after the date the application is signed, whichever is later. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
For replacements, the Policy may be returned within thirty (30) days after it was received or forty-give (45) days after the date the application is signed, whichever is later.

	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
Massachusetts	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
Right to Return
For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
If the Policy is a replacement, it may be returned within 20 days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

Michigan	Right to Return
The Policy may be returned within ten (10) days after it was received or forty-five (45) days after the date the application is signed, whichever is later. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

Deferral of Determination and Payment
The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days assuming the Company has sufficient information to determine the appropriate payee and no other legal impediment exists to prevent payment.

Minnesota	Right to Return	For non-replacements, the amount of the refund will include all premiums paid, including the refund of any fees or charges.
	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
Missouri	Right to Return
For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
If the Policy is a replacement, it may be returned within 20 days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.

	Incontestability	There is no exception for fraudulent misstatements.
	Suicide	The suicide exclusion applies within one year after date of issue or policy changes.
Variable Universal Life Plus Prospectus

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Montana	Right to Return	For non-replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
	Optional Waiver Benefit (Upon Total Disability)	Written notice of any claim for this benefit must be provided to the Company within 6 months from the occurrence or commencement of loss.
	Incontestability	There is no exception for fraudulent misstatements.
	Suicide	Payments made under this provision are limited to refund of premiums or cash value, whichever is greater.
Nebraska	Right to Return	For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Life Insurance Benefit	Interest paid on the life insurance benefit from the date of death shall not be less than the rate required by Nebraska law.
Nevada	Right to Return
For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
For replacements, the Policy may be returned within 30 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

New Hampshire	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
New Jersey	Right to Return	For non-replacements, the Policy may be returned within 10 days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
Life Insurance Benefit
Interest rates on the life insurance benefits paid after 60 days (or 90 days if under investigation) from proof of death shall not be less than the rate applicable to the New Jersey Cash Management Fund for the preceding year rounded to the nearest one-half percent.

	Incontestability	There is no exception for fraudulent misstatements.
North Carolina	Right to Return
For non-replacements, the Policy may be returned within ten (10) days after it was received or forty-five (45) days after date the application is signed, whichever is later. For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.

	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within twenty-four (24) months after the date of issue.
	Policy Loans (Annual Market Loan Rate on Policy Loans)	Loan interest is payable at an annual effective rate not to exceed the greater of the rate determined by the company or 8%.
	Reinstatement	The Policy may be reinstated within five years after termination.
	Incontestability	There is no exception for fraudulent misstatements.
North Dakota	Right to Return	The Policy may be returned within twenty (20) days after it was received. The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Right to Exchange for a Fixed Benefit Policy	The Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Suicide	The suicide exclusion applies within one year after date of issue or policy changes.
Ohio	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days assuming the Company has no other legal impediment exists to prevent payment.
Variable Universal Life Plus Prospectus

STATE	POLICY FEATURE/BENEFIT/COST	VARIATION
Oklahoma	Right to Return
If the Policy is a non-replacement, it may be returned within ten (10)
days after it was received. If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For both non-
replacements and replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals. If the refund is deferred more than 30 days, interest will be paid on the refund in accordance with Oklahoma law.

Oregon	Right to Exchange for a Fixed Benefit Policy	If the Policy may be exchanged without evidence of insurability for a fixed benefit life insurance policy within eighteen (18) months after the date of issue.
	Incontestability	There is no exception for fraudulent misstatements.
Pennsylvania	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
Rhode Island	Right to Return	For non-replacements, the Policy may be returned within twenty (20) days after it was received. The amount of the refund will be the premium paid less any policy debt and withdrawals.
	Life Insurance Benefit	Interest paid on the life insurance benefit from the date of death shall not be less than 9%.
	Incontestability	There is no exception for fraudulent misstatements.
South Carolina	Right to Return	For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
Tennessee	Right to Return	If Policy is a replacement, it may be returned within twenty (20) days after it was received. For replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
Texas	Right to Return	For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Deferral of Determination and Payment	The Company will not defer the payment of the life insurance benefit for longer than sixty (60) days assuming the right to proceeds has been established.
	Incontestability	There is no exception for fraudulent misstatements.
Utah	Right to Return	The amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
Vermont	Right to Return	For non-replacements, the amount of the refund will not be less than the premium paid less any policy debt and withdrawals.
	Incontestability	There is no exception for fraudulent misstatements.
	Life Insurance Benefit	Interest paid on the life insurance benefit shall not be less than the greater of the interest on proceeds left on deposit or 6%.
Virginia	Paid-up Insurance	This feature is not available for policies issued where the Guideline Premium/Cash Value Corridor Test was elected at issue for the minimum death benefit.
Washington	Right to Return
If the Policy is a replacement, it may be returned within twenty (20) days after it was received. For all returns, the amount of the refund will be the premium paid less any policy debt and withdrawals.

West Virginia	Right to Return	For non-replacements, the amount of the refund will be the premium paid less any policy debt and withdrawals.
Variable Universal Life Plus Prospectus

Additional Information
More information about your Policy and Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this Prospectus, is incorporated by reference into this Prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, or to request other information about the Policy or to make investor inquiries, call (866) 464-3800. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.nmprospectus.com. Reports and other information about the Separate Account are available on the SEC’s Internet site at www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier C000212050

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
May 1, 2025
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Depositor)
720 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202
1-866-464-3800
STATEMENT OF ADDITIONAL INFORMATION
Variable Universal Life Plus

This Statement of Additional Information (“SAI”) contains additional information regarding the Variable Universal Life Plus insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy (the “Prospectus”) dated May 1, 2025. You may obtain a copy of the Prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting www.nmprospectus.com. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.
The date of this Statement of Additional Information is May 1, 2025.

DISTRIBUTION OF THE POLICY
Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, is the principal underwriter and distributor of the Policy. NMIS is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.
NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.

Year	Amount
2024	$147,319,108
2023	$127,322,377
2022	$123,115,003
NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, and the financial statements of Northwestern Mutual Variable Life Account II as of December 31, 2024 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2024

Northwestern Mutual Variable Life Account II

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Policyowners of Northwestern Mutual Variable Life Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of Northwestern Mutual Variable Life Account II indicated in the table below as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Northwestern Mutual Variable Life Account II as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Northwestern Mutual Variable Life Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Northwestern Mutual Variable Life Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 28, 2025

We have served as the auditor of one or more of the divisions of Northwestern Mutual Variable Life Account II since 2007.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2024 (in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$42,268	$83,301	$23,075	$4,409	$881,892
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	28	-
Total Assets	42,268	83,301	23,075	4,437	881,892

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	282	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	282	-	-	-

Total Net Assets	$42,268	$83,019	$23,075	$4,437	$881,892

Investments, at cost	$30,558	$63,435	$20,142	$4,544	$658,290
Mutual Fund Shares Held	10,042	17,619	12,069	3,936	92,354
Units Outstanding	219	522	183	125	2,537
Accumulation Unit Value	$192.362205	$159.010652	$125.213871	$35.681932	$347.412989

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$9,970	$90,639	$26,213	$18,040	$155,289
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	2	-	-	4
Total Assets	9,970	90,641	26,213	18,040	155,293

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	1	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	1	-	-

Total Net Assets	$9,970	$90,641	$26,212	$18,040	$155,293

Investments, at cost	$10,570	$95,843	$25,274	$17,259	$139,965
Mutual Fund Shares Held	11,898	59,087	15,005	5,366	66,165
Units Outstanding	347	1,934	429	88	1,451
Accumulation Unit Value	$28.778577	$46.883092	$61.137682	$202.486497	$107.123025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2024 (in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$57,534	$48,201	$85,823	$20,939	$106,655
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	2	2	-	3
Total Assets	57,535	48,203	85,825	20,939	106,658

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$57,535	$48,203	$85,825	$20,939	$106,658

Investments, at cost	$59,882	$46,065	$79,576	$20,514	$100,469
Mutual Fund Shares Held	37,628	19,075	53,706	10,376	55,034
Units Outstanding	816	463	2,131	291	2,760
Accumulation Unit Value	$70.483078	$103.862828	$40.271432	$72.091245	$38.648665

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$109,343	$136,533	$129,210	$33,326	$13,413
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	3	2	3	-	-
Total Assets	109,346	136,535	129,213	33,326	13,413

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	120	-
Due to Participants	-	-	-	325	-
Total Liabilities	-	-	-	445	-

Total Net Assets	$109,346	$136,535	$129,213	$32,881	$13,413

Investments, at cost	$108,517	$134,371	$135,074	$33,326	$13,262
Mutual Fund Shares Held	101,243	85,654	134,875	33,326	12,935
Units Outstanding	6,278	20,481	9,981	691	911
Accumulation Unit Value	$17.414904	$6.666887	$12.946145	$48.515467	$14.717839

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2024 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$91,122	$5,052	$19,430	$32,376	$62,210
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	-	-
Total Assets	91,123	5,052	19,430	32,376	62,210

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$91,123	$5,052	$19,430	$32,376	$62,210

Investments, at cost	$98,662	$5,422	$21,075	$33,364	$64,226
Mutual Fund Shares Held	84,294	8,434	18,975	48,468	63,158
Units Outstanding	369	289	1,154	453	2,810
Accumulation Unit Value	$247.096448	$17.472664	$16.853807	$71.289348	$22.143446

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$11,102	$3,350	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	31,409	103,884	-
Neuberger Berman Advisers Management Trust	-	-	-	-	56,883
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	11,102	3,350	31,409	103,884	56,883

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	4	3
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	4	3

Total Net Assets	$11,102	$3,350	$31,409	$103,880	$56,880

Investments, at cost	$11,197	$3,285	$30,098	$83,826	$43,538
Mutual Fund Shares Held	8,372	2,989	836	1,793	1,425
Units Outstanding	36	86	309	1,754	1,183
Accumulation Unit Value	$311.423909	$39.248830	$102.011340	$59.258452	$48.086216

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

December 31, 2024 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	8,248	6,492	22,775	31,485	76,579
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	13	-	-	-
Total Assets	8,248	6,505	22,775	31,485	76,579

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	114
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	114

Total Net Assets	$8,248	$6,505	$22,775	$31,485	$76,465

Investments, at cost	$6,999	$6,656	$22,456	$34,795	$78,523
Mutual Fund Shares Held	389	467	1,935	3,713	5,771
Units Outstanding	160	118	809	1,219	1,305
Accumulation Unit Value	$51.614127	$54.934915	$28.161237	$25.807502	$58.560099

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	776	7,651	3,479	1,445	-
Credit Suisse Trust	-	-	-	-	56,330
Due from Northwestern Mutual Life Insurance Company	-	1	-	-	-
Total Assets	776	7,652	3,479	1,445	56,330

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	2
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	2

Total Net Assets	$776	$7,652	$3,479	$1,445	$56,328

Investments, at cost	$754	$7,407	$3,150	$1,309	$63,292
Mutual Fund Shares Held	81	781	336	144	3,116
Units Outstanding	38	333	143	60	8,445
Accumulation Unit Value	$20.398355	$22.919261	$24.522311	$23.842459	$6.670393

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2024 (in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Income:
Dividend income	$38	$-	$148	$33	$9,303
Net investment income (loss)	38	-	148	33	9,303

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	369	2,589	125	81	15,270
Realized gain distribution	-	6,395	1,033	919	13,407
Realized gains (losses)	369	8,984	1,158	1,000	28,677

Change in unrealized appreciation/(depreciation) of investments during the period	10,911	11,788	2,761	(202)	122,390

Net increase (decrease) in net assets resulting from operations	$11,318	$20,772	$4,067	$831	$160,370

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Income:
Dividend income	$174	$1,659	$537	$16	$1,765
Net investment income (loss)	174	1,659	537	16	1,765

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(275)	222	(58)	(94)	845
Realized gain distribution	368	6,549	915	-	4,766
Realized gains (losses)	93	6,771	857	(94)	5,611

Change in unrealized appreciation/(depreciation) of investments during the period	631	(3,397)	1,275	1,416	9,689

Net increase (decrease) in net assets resulting from operations	$898	$5,033	$2,669	$1,338	$17,065

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Income:
Dividend income	$1,087	$165	$920	$153	$882
Net investment income (loss)	1,087	165	920	153	882

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(69)	(229)	362	(317)	730
Realized gain distribution	1,622	-	1,708	708	2,520
Realized gains (losses)	1,553	(229)	2,070	391	3,250

Change in unrealized appreciation/(depreciation) of investments during the period	1,526	5,331	3,411	1,448	59

Net increase (decrease) in net assets resulting from operations	$4,166	$5,267	$6,401	$1,992	$4,191

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2024 (in thousands)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Income:
Dividend income	$1,866	$3,775	$1,818	$1,489	$471
Net investment income (loss)	1,866	3,775	1,818	1,489	471

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	743	246	31	-	205
Realized gain distribution	617	-	-	2	-
Realized gains (losses)	1,360	246	31	2	205

Change in unrealized appreciation/(depreciation) of investments during the period	(895)	297	2,457	-	(40)

Net increase (decrease) in net assets resulting from operations	$2,331	$4,318	$4,306	$1,491	$636

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Income:
Dividend income	$3,383	$168	$571	$1,950	$2,948
Net investment income (loss)	3,383	168	571	1,950	2,948

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,721)	(170)	(301)	(274)	(361)
Realized gain distribution	-	-	-	-	-
Realized gains (losses)	(1,721)	(170)	(301)	(274)	(361)

Change in unrealized appreciation/(depreciation) of investments during the period	(135)	(372)	55	159	906

Net increase (decrease) in net assets resulting from operations	$1,527	$(374)	$325	$1,835	$3,493

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Income:
Dividend income	$228	$62	$167	$179	$118
Net investment income (loss)	228	62	167	179	118

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(193)	(93)	497	2,170	1,031
Realized gain distribution	213	97	3,865	11,590	2,548
Realized gains (losses)	20	4	4,362	13,760	3,579

Change in unrealized appreciation/(depreciation) of investments during the period	460	243	65	11,132	7,446

Net increase (decrease) in net assets resulting from operations	$708	$309	$4,594	$25,071	$11,143

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

For the Year Ended December 31, 2024 (in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division
Income:
Dividend income	$73	$101	$668	$1,412

Net investment income (loss)	73	101	668	1,412
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	168	56	50	(423)
Realized gain distribution	603	476	408	-
Realized gains (losses)	771	532	458	(423)

Change in unrealized appreciation/(depreciation) of investments during the period	598	(182)	(599)	(775)

Net increase (decrease) in net assets resulting from operations	$1,442	$451	$527	$214

	Global Real Estate Securities Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division
Income:
Dividend income	$1,587	$30	$178	$96

Net investment income (loss)	1,587	30	178	96
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(292)	9	58	107
Realized gain distribution	-	-	-	-
Realized gains (losses)	(292)	9	58	107

Change in unrealized appreciation/(depreciation) of investments during the period	(139)	8	245	250

Net increase (decrease) in net assets resulting from operations	$1,156	$47	$481	$453

	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Income:
Dividend income	$31	$1,422

Net investment income (loss)	31	1,422
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	81	(448)
Realized gain distribution	-	-
Realized gains (losses)	81	(448)

Change in unrealized appreciation/(depreciation) of investments during the period	51	1,449

Net increase (decrease) in net assets resulting from operations	$163	$2,423

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$38	$10	$-	$-
Net realized gains (losses)	369	(866)	8,984	4,389
Net change in unrealized appreciation/(depreciation)	10,911	9,999	11,788	14,420
Net increase (decrease) in net assets resulting from operations	11,318	9,143	20,772	18,809

Contract Transactions:
Policyowners’ net payments	4,228	3,132	10,650	8,710
Policy loans, surrenders and death benefits	(1,577)	(1,382)	(4,098)	(2,034)
Mortality and other (net)	(1,164)	(847)	(2,799)	(2,313)
Transfers from other divisions or sponsor	34,578	22,683	106,385	70,414
Transfers to other divisions or sponsor	(34,487)	(20,992)	(105,003)	(72,131)
Net increase (decrease) in net assets resulting from contract transactions	1,578	2,594	5,135	2,646

Net increase (decrease) in net assets	12,896	11,737	25,907	21,455

Net Assets:
Beginning of period	29,372	17,635	57,112	35,657
End of period	$42,268	$29,372	$83,019	$57,112

Units issued during the period	235	226	895	820
Units redeemed during the period	(226)	(204)	(857)	(791)
Net units issued (redeemed) during period	9	22	38	29

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$148	$159	$33	$26
Net realized gains (losses)	1,158	1,136	1,000	249
Net change in unrealized appreciation/(depreciation)	2,761	2,266	(202)	303
Net increase (decrease) in net assets resulting from operations	4,067	3,561	831	578

Contract Transactions:
Policyowners’ net payments	2,044	1,613	483	343
Policy loans, surrenders and death benefits	(523)	(429)	(133)	(77)
Mortality and other (net)	(555)	(478)	(101)	(84)
Transfers from other divisions or sponsor	15,642	10,974	4,509	3,292
Transfers to other divisions or sponsor	(15,379)	(10,991)	(4,616)	(3,307)
Net increase (decrease) in net assets resulting from contract transactions	1,229	689	142	167

Net increase (decrease) in net assets	5,296	4,250	973	745

Net Assets:
Beginning of period	17,779	13,529	3,464	2,719
End of period	$23,075	$17,779	$4,437	$3,464

Units issued during the period	155	146	156	146
Units redeemed during the period	(145)	(139)	(151)	(140)
Net units issued (redeemed) during period	10	7	5	6

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$9,303	$6,848	$174	$257
Net realized gains (losses)	28,677	8,857	93	724
Net change in unrealized appreciation/(depreciation)	122,390	97,075	631	(683)
Net increase (decrease) in net assets resulting from operations	160,370	112,780	898	298

Contract Transactions:
Policyowners’ net payments	169,248	131,118	1,526	1,534
Policy loans, surrenders and death benefits	(27,994)	(15,734)	(479)	(80)
Mortality and other (net)	(35,566)	(27,392)	(351)	(326)
Transfers from other divisions or sponsor	920,682	582,109	12,113	8,586
Transfers to other divisions or sponsor	(904,210)	(562,937)	(11,784)	(8,703)
Net increase (decrease) in net assets resulting from contract transactions	122,160	107,164	1,025	1,011

Net increase (decrease) in net assets	282,530	219,944	1,923	1,309

Net Assets:
Beginning of period	599,362	379,418	8,047	6,738
End of period	$881,892	$599,362	$9,970	$8,047

Units issued during the period	3,532	2,948	521	443
Units redeemed during the period	(3,147)	(2,513)	(484)	(401)
Net units issued (redeemed) during period	385	435	37	42

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,659	$1,142	$537	$510
Net realized gains (losses)	6,771	2,725	857	1,632
Net change in unrealized appreciation/(depreciation)	(3,397)	(1,114)	1,275	(163)
Net increase (decrease) in net assets resulting from operations	5,033	2,753	2,669	1,979

Contract Transactions:
Policyowners’ net payments	20,221	16,344	2,159	2,083
Policy loans, surrenders and death benefits	(3,529)	(2,666)	(924)	(789)
Mortality and other (net)	(4,424)	(3,528)	(535)	(590)
Transfers from other divisions or sponsor	190,248	123,973	38,951	30,168
Transfers to other divisions or sponsor	(185,337)	(118,098)	(39,129)	(29,964)
Net increase (decrease) in net assets resulting from contract transactions	17,179	16,025	522	908

Net increase (decrease) in net assets	22,212	18,778	3,191	2,887

Net Assets:
Beginning of period	68,429	49,651	23,021	20,134
End of period	$90,641	$68,429	$26,212	$23,021

Units issued during the period	4,640	3,472	720	652
Units redeemed during the period	(4,269)	(3,084)	(713)	(635)
Net units issued (redeemed) during period	371	388	7	17

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$16	$33	$1,765	$1,300
Net realized gains (losses)	(94)	(395)	5,611	4,394
Net change in unrealized appreciation/(depreciation)	1,416	2,273	9,689	9,322
Net increase (decrease) in net assets resulting from operations	1,338	1,911	17,065	15,016

Contract Transactions:
Policyowners’ net payments	1,879	1,826	28,057	22,737
Policy loans, surrenders and death benefits	(727)	(971)	(4,846)	(2,828)
Mortality and other (net)	(532)	(497)	(6,180)	(4,974)
Transfers from other divisions or sponsor	17,485	12,901	235,115	155,511
Transfers to other divisions or sponsor	(16,462)	(12,332)	(229,175)	(150,110)
Net increase (decrease) in net assets resulting from contract transactions	1,643	927	22,971	20,336

Net increase (decrease) in net assets	2,981	2,838	40,036	35,352

Net Assets:
Beginning of period	15,059	12,221	115,257	79,905
End of period	$18,040	$15,059	$155,293	$115,257

Units issued during the period	102	89	2,639	2,124
Units redeemed during the period	(95)	(83)	(2,410)	(1,886)
Net units issued (redeemed) during period	7	6	229	238

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,087	$894	$165	$10
Net realized gains (losses)	1,553	4,633	(229)	(350)
Net change in unrealized appreciation/(depreciation)	1,526	(3,061)	5,331	5,691
Net increase (decrease) in net assets resulting from operations	4,166	2,466	5,267	5,351

Contract Transactions:
Policyowners’ net payments	12,605	10,456	9,000	7,300
Policy loans, surrenders and death benefits	(2,119)	(1,403)	(1,862)	(1,003)
Mortality and other (net)	(2,683)	(2,226)	(2,032)	(1,629)
Transfers from other divisions or sponsor	119,459	76,965	81,546	54,146
Transfers to other divisions or sponsor	(116,760)	(74,332)	(80,679)	(51,961)
Net increase (decrease) in net assets resulting from contract transactions	10,502	9,460	5,973	6,853

Net increase (decrease) in net assets	14,668	11,926	11,240	12,204

Net Assets:
Beginning of period	42,867	30,941	36,963	24,759
End of period	$57,535	$42,867	$48,203	$36,963

Units issued during the period	1,995	1,460	934	759
Units redeemed during the period	(1,840)	(1,305)	(874)	(676)
Net units issued (redeemed) during period	155	155	60	83

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$920	$556	$153	$85
Net realized gains (losses)	2,070	2,289	391	628
Net change in unrealized appreciation/(depreciation)	3,411	5,351	1,448	1,491
Net increase (decrease) in net assets resulting from operations	6,401	8,196	1,992	2,204

Contract Transactions:
Policyowners’ net payments	16,029	12,856	1,977	2,119
Policy loans, surrenders and death benefits	(3,160)	(1,615)	(691)	(703)
Mortality and other (net)	(3,520)	(2,779)	(515)	(508)
Transfers from other divisions or sponsor	126,881	78,278	29,253	24,716
Transfers to other divisions or sponsor	(119,913)	(73,440)	(29,212)	(23,498)
Net increase (decrease) in net assets resulting from contract transactions	16,317	13,300	812	2,126

Net increase (decrease) in net assets	22,718	21,496	2,804	4,330

Net Assets:
Beginning of period	63,107	41,611	18,135	13,805
End of period	$85,825	$63,107	$20,939	$18,135

Units issued during the period	3,826	2,815	476	466
Units redeemed during the period	(3,393)	(2,414)	(463)	(428)
Net units issued (redeemed) during period	433	401	13	38

	International Growth Division		Research International Core Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$882	$633	$1,866	$1,299
Net realized gains (losses)	3,250	1,973	1,360	1,752
Net change in unrealized appreciation/(depreciation)	59	10,643	(895)	5,644
Net increase (decrease) in net assets resulting from operations	4,191	13,249	2,331	8,695

Contract Transactions:
Policyowners’ net payments	22,262	17,788	25,325	20,819
Policy loans, surrenders and death benefits	(3,842)	(2,697)	(4,247)	(2,460)
Mortality and other (net)	(4,825)	(3,988)	(5,188)	(4,360)
Transfers from other divisions or sponsor	200,300	131,909	221,074	144,636
Transfers to other divisions or sponsor	(196,101)	(129,213)	(216,790)	(139,996)
Net increase (decrease) in net assets resulting from contract transactions	17,794	13,799	20,174	18,639

Net increase (decrease) in net assets	21,985	27,048	22,505	27,334

Net Assets:
Beginning of period	84,673	57,625	86,841	59,507
End of period	$106,658	$84,673	$109,346	$86,841

Units issued during the period	5,843	4,570	14,274	10,615
Units redeemed during the period	(5,390)	(4,159)	(13,146)	(9,449)
Net units issued (redeemed) during period	453	411	1,128	1,166

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$3,775	$2,935	$1,818	$1,859
Net realized gains (losses)	246	(350)	31	(89)
Net change in unrealized appreciation/(depreciation)	297	11,224	2,457	3,741
Net increase (decrease) in net assets resulting from operations	4,318	13,809	4,306	5,511

Contract Transactions:
Policyowners’ net payments	24,604	20,550	28,198	23,262
Policy loans, surrenders and death benefits	(4,958)	(3,276)	(4,691)	(2,828)
Mortality and other (net)	(5,280)	(4,441)	(5,827)	(4,858)
Transfers from other divisions or sponsor	254,899	173,476	253,565	167,378
Transfers to other divisions or sponsor	(245,420)	(170,850)	(243,821)	(159,113)
Net increase (decrease) in net assets resulting from contract transactions	23,845	15,459	27,424	23,841

Net increase (decrease) in net assets	28,163	29,268	31,730	29,352

Net Assets:
Beginning of period	108,372	79,104	97,483	68,131
End of period	$136,535	$108,372	$129,213	$97,483

Units issued during the period	42,756	33,141	22,429	16,228
Units redeemed during the period	(39,171)	(30,560)	(20,281)	(14,246)
Net units issued (redeemed) during period	3,585	2,581	2,148	1,982

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,489	$1,452	$471	$259
Net realized gains (losses)	2	-	205	(32)
Net change in unrealized appreciation/(depreciation)	-	-	(40)	363
Net increase (decrease) in net assets resulting from operations	1,491	1,452	636	590

Contract Transactions:
Policyowners’ net payments	111,710	94,172	3,359	2,769
Policy loans, surrenders and death benefits	(4,290)	(4,117)	(1,544)	(512)
Mortality and other (net)	(5,804)	(5,315)	(580)	(551)
Transfers from other divisions or sponsor	25,358	19,984	22,647	14,620
Transfers to other divisions or sponsor	(120,255)	(111,089)	(24,810)	(12,565)
Net increase (decrease) in net assets resulting from contract transactions	6,719	(6,365)	(928)	3,761

Net increase (decrease) in net assets	8,210	(4,913)	(292)	4,351

Net Assets:
Beginning of period	24,671	29,584	13,705	9,354
End of period	$32,881	$24,671	$13,413	$13,705

Units issued during the period	3,419	3,044	1,933	1,324
Units redeemed during the period	(3,262)	(3,184)	(2,002)	(1,048)
Net units issued (redeemed) during period	157	(140)	(69)	276

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$3,383	$1,703	$168	$123
Net realized gains (losses)	(1,721)	(702)	(170)	(697)
Net change in unrealized appreciation/(depreciation)	(135)	2,860	(372)	860
Net increase (decrease) in net assets resulting from operations	1,527	3,861	(374)	286

Contract Transactions:
Policyowners’ net payments	15,373	12,360	649	512
Policy loans, surrenders and death benefits	(3,517)	(2,893)	(325)	(61)
Mortality and other (net)	(3,502)	(3,011)	(155)	(145)
Transfers from other divisions or sponsor	183,956	129,958	4,889	6,805
Transfers to other divisions or sponsor	(173,427)	(124,206)	(5,691)	(3,718)
Net increase (decrease) in net assets resulting from contract transactions	18,883	12,208	(633)	3,393

Net increase (decrease) in net assets	20,410	16,069	(1,007)	3,679

Net Assets:
Beginning of period	70,713	54,644	6,059	2,380
End of period	$91,123	$70,713	$5,052	$6,059

Units issued during the period	845	623	317	445
Units redeemed during the period	(767)	(569)	(355)	(251)
Net units issued (redeemed) during period	78	54	(38)	194

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$571	$755	$1,950	$1,354
Net realized gains (losses)	(301)	(176)	(274)	(174)
Net change in unrealized appreciation/(depreciation)	55	26	159	1,730
Net increase (decrease) in net assets resulting from operations	325	605	1,835	2,910

Contract Transactions:
Policyowners’ net payments	3,599	3,115	4,507	3,737
Policy loans, surrenders and death benefits	(864)	(623)	(1,414)	(984)
Mortality and other (net)	(816)	(731)	(1,080)	(926)
Transfers from other divisions or sponsor	38,902	28,796	45,580	33,494
Transfers to other divisions or sponsor	(38,421)	(29,050)	(43,556)	(31,609)
Net increase (decrease) in net assets resulting from contract transactions	2,400	1,507	4,037	3,712

Net increase (decrease) in net assets	2,725	2,112	5,872	6,622

Net Assets:
Beginning of period	16,705	14,593	26,504	19,882
End of period	$19,430	$16,705	$32,376	$26,504

Units issued during the period	2,617	2,031	759	613
Units redeemed during the period	(2,474)	(1,936)	(701)	(554)
Net units issued (redeemed) during period	143	95	58	59

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$2,948	$1,115	$228	$163
Net realized gains (losses)	(361)	(567)	20	(389)
Net change in unrealized appreciation/(depreciation)	906	3,600	460	1,206
Net increase (decrease) in net assets resulting from operations	3,493	4,148	708	980

Contract Transactions:
Policyowners’ net payments	10,451	8,631	1,806	1,365
Policy loans, surrenders and death benefits	(2,302)	(1,808)	(812)	(296)
Mortality and other (net)	(2,441)	(2,082)	(437)	(366)
Transfers from other divisions or sponsor	108,274	76,920	15,122	11,570
Transfers to other divisions or sponsor	(105,123)	(72,445)	(14,211)	(13,458)
Net increase (decrease) in net assets resulting from contract transactions	8,859	9,216	1,468	(1,185)

Net increase (decrease) in net assets	12,352	13,364	2,176	(205)

Net Assets:
Beginning of period	49,858	36,494	8,926	9,131
End of period	$62,210	$49,858	$11,102	$8,926

Units issued during the period	5,739	4,521	58	50
Units redeemed during the period	(5,325)	(4,048)	(53)	(55)
Net units issued (redeemed) during period	414	473	5	(5)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$62	$63	$167	$148
Net realized gains (losses)	4	176	4,362	692
Net change in unrealized appreciation/(depreciation)	243	234	65	2,523
Net increase (decrease) in net assets resulting from operations	309	473	4,594	3,363

Contract Transactions:
Policyowners’ net payments	263	304	2,948	3,121
Policy loans, surrenders and death benefits	(362)	(102)	(1,334)	(924)
Mortality and other (net)	(94)	(97)	(773)	(739)
Transfers from other divisions or sponsor	2,339	2,322	45,295	35,359
Transfers to other divisions or sponsor	(2,552)	(2,392)	(45,511)	(34,744)
Net increase (decrease) in net assets resulting from contract transactions	(406)	35	625	2,073

Net increase (decrease) in net assets	(97)	508	5,219	5,436

Net Assets:
Beginning of period	3,447	2,939	26,190	20,754
End of period	$3,350	$3,447	$31,409	$26,190

Units issued during the period	71	104	513	495
Units redeemed during the period	(81)	(102)	(506)	(467)
Net units issued (redeemed) during period	(10)	2	7	28

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$179	$317	$118	$123
Net realized gains (losses)	13,760	2,851	3,579	841
Net change in unrealized appreciation/(depreciation)	11,132	13,787	7,446	7,179
Net increase (decrease) in net assets resulting from operations	25,071	16,955	11,143	8,143

Contract Transactions:
Policyowners’ net payments	20,404	16,614	11,904	9,720
Policy loans, surrenders and death benefits	(4,205)	(2,705)	(2,334)	(1,276)
Mortality and other (net)	(4,774)	(3,740)	(2,740)	(2,164)
Transfers from other divisions or sponsor	193,059	123,741	120,984	79,277
Transfers to other divisions or sponsor	(197,769)	(124,247)	(123,611)	(78,521)
Net increase (decrease) in net assets resulting from contract transactions	6,715	9,663	4,203	7,036

Net increase (decrease) in net assets	31,786	26,618	15,346	15,179

Net Assets:
Beginning of period	72,094	45,476	41,534	26,355
End of period	$103,880	$72,094	$56,880	$41,534

Units issued during the period	4,090	3,722	3,106	2,706
Units redeemed during the period	(3,965)	(3,463)	(3,011)	(2,494)
Net units issued (redeemed) during period	125	259	95	212

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$73	$49	$101	$33
Net realized gains (losses)	771	158	532	(127)
Net change in unrealized appreciation/(depreciation)	598	1,228	(182)	711
Net increase (decrease) in net assets resulting from operations	1,442	1,435	451	617

Contract Transactions:
Policyowners’ net payments	580	498	991	494
Policy loans, surrenders and death benefits	(523)	(319)	(248)	(290)
Mortality and other (net)	(171)	(147)	(167)	(143)
Transfers from other divisions or sponsor	9,630	8,003	6,332	5,060
Transfers to other divisions or sponsor	(9,816)	(7,594)	(6,049)	(4,840)
Net increase (decrease) in net assets resulting from contract transactions	(300)	441	859	281

Net increase (decrease) in net assets	1,142	1,876	1,310	898

Net Assets:
Beginning of period	7,106	5,230	5,195	4,297
End of period	$8,248	$7,106	$6,505	$5,195

Units issued during the period	216	232	140	123
Units redeemed during the period	(223)	(220)	(125)	(117)
Net units issued (redeemed) during period	(7)	12	15	6

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$668	$237	$1,412	$643
Net realized gains (losses)	458	100	(423)	(506)
Net change in unrealized appreciation/(depreciation)	(599)	2,287	(775)	745
Net increase (decrease) in net assets resulting from operations	527	2,624	214	882

Contract Transactions:
Policyowners’ net payments	2,741	2,355	4,859	4,013
Policy loans, surrenders and death benefits	(1,218)	(849)	(1,031)	(766)
Mortality and other (net)	(759)	(657)	(1,165)	(1,014)
Transfers from other divisions or sponsor	31,170	22,578	62,873	45,410
Transfers to other divisions or sponsor	(29,422)	(21,716)	(57,855)	(43,086)
Net increase (decrease) in net assets resulting from contract transactions	2,512	1,711	7,681	4,557

Net increase (decrease) in net assets	3,039	4,335	7,895	5,439

Net Assets:
Beginning of period	19,736	15,401	23,590	18,151
End of period	$22,775	$19,736	$31,485	$23,590

Units issued during the period	1,215	1,012	2,799	2,036
Units redeemed during the period	(1,126)	(945)	(2,502)	(1,851)
Net units issued (redeemed) during period	89	67	297	185

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,587	$924	$30	$12
Net realized gains (losses)	(292)	(123)	9	(107)
Net change in unrealized appreciation/(depreciation)	(139)	4,994	8	178
Net increase (decrease) in net assets resulting from operations	1,156	5,795	47	83

Contract Transactions:
Policyowners’ net payments	15,651	12,929	98	46
Policy loans, surrenders and death benefits	(3,209)	(1,594)	(29)	(54)
Mortality and other (net)	(3,397)	(2,797)	(16)	(16)
Transfers from other divisions or sponsor	157,046	106,622	473	220
Transfers to other divisions or sponsor	(153,850)	(100,370)	(615)	(195)
Net increase (decrease) in net assets resulting from contract transactions	12,241	14,790	(89)	1

Net increase (decrease) in net assets	13,397	20,585	(42)	84

Net Assets:
Beginning of period	63,068	42,483	818	734
End of period	$76,465	$63,068	$776	$818

Units issued during the period	3,024	2,302	46	45
Units redeemed during the period	(2,812)	(2,022)	(50)	(45)
Net units issued (redeemed) during period	212	280	(4)	—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$178	$43	$96	$32
Net realized gains (losses)	58	(287)	107	(11)
Net change in unrealized appreciation/(depreciation)	245	677	250	616
Net increase (decrease) in net assets resulting from operations	481	433	453	637

Contract Transactions:
Policyowners’ net payments	893	200	393	430
Policy loans, surrenders and death benefits	(280)	(496)	(951)	(299)
Mortality and other (net)	(133)	(62)	(72)	(96)
Transfers from other divisions or sponsor	5,751	811	2,935	2,629
Transfers to other divisions or sponsor	(2,218)	(890)	(3,338)	(2,636)
Net increase (decrease) in net assets resulting from contract transactions	4,013	(437)	(1,033)	28

Net increase (decrease) in net assets	4,494	(4)	(580)	665

Net Assets:
Beginning of period	3,158	3,162	4,059	3,394
End of period	$7,652	$3,158	$3,479	$4,059

Units issued during the period	515	139	155	213
Units redeemed during the period	(332)	(162)	(197)	(211)
Net units issued (redeemed) during period	183	(23)	(42)	2

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$31	$7	$1,422	$6,786
Net realized gains (losses)	81	(65)	(448)	(193)
Net change in unrealized appreciation/(depreciation)	51	252	1,449	(9,753)
Net increase (decrease) in net assets resulting from operations	163	194	2,423	(3,160)

Contract Transactions:
Policyowners’ net payments	182	161	12,151	10,082
Policy loans, surrenders and death benefits	(170)	(190)	(2,069)	(1,192)
Mortality and other (net)	(45)	(46)	(2,555)	(2,139)
Transfers from other divisions or sponsor	1,007	479	117,106	78,455
Transfers to other divisions or sponsor	(850)	(439)	(110,518)	(74,240)
Net increase (decrease) in net assets resulting from contract transactions	124	(35)	14,115	10,966

Net increase (decrease) in net assets	287	159	16,538	7,806

Net Assets:
Beginning of period	1,158	999	39,790	31,984
End of period	$1,445	$1,158	$56,328	$39,790

Units issued during the period	73	80	20,304	13,827
Units redeemed during the period	(67)	(83)	(18,129)	(12,148)
Net units issued (redeemed) during period	6	(3)	2,175	1,679

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

1.	Organization

Northwestern Mutual Variable Life Account II (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company “Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

Variable Universal Life Plus and Executive Variable Universal Life II policies were offered starting November 11, 2019. New sales of Custom Variable Universal Life, Executive Variable Universal Life and Survivorship Variable Universal Life which invest in the Account were discontinued in 2019; however, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

B.

Investment Valuation – Shares of the Funds are valued at each Fund’s offering and redemption prices per share. As of December 31, 2024, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosure Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). All changes in fair value are recorded as change in unrealized appreciation/ (depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are reinvested in additional shares of the respective portfolios of the Funds and are recorded on the ex–date of the dividends. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any policy dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements.

E.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

Notes to Financial Statements

F.

New Accounting Pronouncements – During the reporting period, the Account adopted FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

Collectively, the Variable Insurance Product Underlying Funds Committee and Vice President of Insurance Solutions of Northwestern Mutual, act as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM periodically reviews information regarding each Division’s net assets, net cash flows, and total return. The CODM has determined that each Division is a single operating segment based on the fact that the CODM monitors the operating results of each Division as a whole. The financial information provided to and reviewed by the CODM is consistent with that presented within each Division’s Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2024 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$8,691	$7,118
Focused Appreciation Division	25,494	13,771
Large Cap Core Stock Division	4,958	2,548
Large Cap Blend Division	1,969	903
Index 500 Stock Division	256,300	111,419
Large Company Value Division	3,805	2,238
Domestic Equity Division	37,189	11,739
Equity Income Division	6,669	4,694
Mid Cap Growth Stock Division	4,000	2,341
Index 400 Stock Division	47,619	18,112
Mid Cap Value Division	21,006	7,748
Small Cap Growth Stock Division	13,209	7,073
Index 600 Stock Division	30,857	11,909
Small Cap Value Division	4,513	2,841
International Growth Division	35,159	13,967
Research International Core Division	41,612	18,759
International Equity Division	43,642	16,023
Emerging Markets Equity Division	45,210	15,757
Government Money Market Division	141,733	133,910
Short-Term Bond Division	12,370	12,994
Select Bond Division	38,080	15,824
Long-Term U.S. Government Bond Division	2,050	2,518
Inflation Protection Division	6,953	3,985
High Yield Bond Division	10,910	4,925
Multi-Sector Bond Division	21,866	10,061
Balanced Division	3,807	1,894
Asset Allocation Division	887	1,133

Notes to Financial Statements

Fund Name	Purchases	Sales
Fidelity VIP Mid Cap Division	$9,667	$5,011
Fidelity VIP Contrafund Division	37,639	19,155
AMT Sustainable Equity Division	16,809	9,938
U.S. Strategic Equity Division	1,824	1,448
U.S. Small Cap Equity Division	2,461	1,037
International Developed Markets Division	6,660	3,070
Strategic Bond Division	13,403	4,313
Global Real Estate Securities Division	25,572	11,633
LifePoints Moderate Strategy Division	769	827
LifePoints Balanced Strategy Division	9,453	5,265
LifePoints Growth Strategy Division	843	1,780
LifePoints Equity Growth Strategy Division	695	539
Credit Suisse Trust Commodity Return Strategy Division	23,102	7,443

4.	Expenses and Related Party Transactions

A monthly deduction for policy and service charges is paid to Northwestern Mutual. This monthly deduction includes charges for the cost of insurance, administrative fees, underwriting, and other charges for optional benefits. The charges are reflected as a reduction in units and are included in Mortality and other (net) on the Statements of Changes in Net Assets.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit.

For Custom Variable Universal Life policies, a sales load of 5.20% is deducted. There is a monthly administrative charge that ranges from $5.00 to $27.00. A state premium tax charge is deducted for 2.00% from each premium payment.

For Executive Variable Universal Life policies, a sales load is deducted up to 36.70% and is dependent upon the issuer age and age of policy. There is a monthly administrative charge that ranges from $8.00 to $26.00. A state premium tax charge is deducted for 2.00% from each premium payment.

For Survivorship Variable Universal Life policies, a sales load is deducted up to 6.40%. There is a monthly administrative charge deducted for $8.00. A state premium tax charge is deducted for 2.00% from each premium payment.

For Variable Universal Life policies a sales load is deducted up to 6.95%. There is a monthly administrative charge deducted that varies based on factors including but not limited to the insured’s issue age, underwriting classification on the date of issue, and the policy year. A state premium tax charge is deducted for 2.00% from each premium payment.

For Executive Variable Universal Life II policies, a sales load is deducted up to 36.70% and is dependent upon the issuer age and age of policy. There is a monthly administrative charge deducted that varies based on factors including but not limited to the insured’s issue age, underwriting classification on the date of issue, and the policy year. A state premium tax charge is deducted for 2.00% from each premium payment.

5.	Subsequent Events

Management has determined that no subsequent events have occurred that would require recognition in the financial statements.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units			a % of
	Outstanding		Net Assets	Average	Expense	Total
	(000’s)	Unit Value	(000’s)	Net Assets	Ratio (1)	Return (1)
Growth Stock Division
2024	219	$192.362205	$42,268	0.10%	0.00%	37.82%
2023	210	139.569955	29,372	0.04	0.00	49.69
2022	188	93.238655	17,635	0.00	0.00	(38.70)
2021	162	152.095850	24,574	0.00 (2)	0.00	16.67
2020	151	130.365531	19,625	0.67	0.00	34.97
Focused Appreciation Division
2024	522	$159.010652	$83,019	0.00%	0.00%	34.43%
2023	484	118.287914	57,112	0.00	0.00	50.99
2022	455	78.340181	35,657	0.01	0.00	(27.83)
2021	363	108.543824	39,390	0.17	0.00	18.90
2020	326	91.289389	29,745	0.54	0.00	32.55
Large Cap Core Stock Division
2024	183	$125.213871	$23,075	0.70%	0.00%	22.16%
2023	173	102.503654	17,779	1.02	0.00	25.78
2022	166	81.491845	13,529	0.89	0.00	(18.88)
2021	162	100.458713	16,334	0.80	0.00	25.10
2020	154	80.301917	12,402	1.23	0.00	22.74
Large Cap Blend Division
2024	125	$35.681932	$4,437	0.82%	0.00%	23.86%
2023	120	28.807476	3,464	0.85	0.00	20.61
2022	114	23.885115	2,719	0.63	0.00	(13.78)
2021	104	27.701179	2,889	0.66	0.00	18.46
2020	99	23.385328	2,320	5.26	0.00	10.05
Index 500 Stock Division
2024	2,537	$347.412989	$881,892	1.22%	0.00%	24.75%
2023	2,152	278.486028	599,362	1.39	0.00	26.04
2022	1,717	220.942531	379,418	1.30	0.00	(18.28)
2021	1,296	270.376034	350,068	1.28	0.00	28.45
2020	951	210.492951	200,054	1.65	0.00	18.18
Large Company Value Division
2024	347	$28.778577	$9,970	1.87%	0.00%	10.69%
2023	310	25.998412	8,047	3.53	0.00	3.80
2022	268	25.046912	6,738	3.29	0.00	(0.34)
2021	221	25.131615	5,543	1.21	0.00	21.92
2020	169	20.613433	3,500	2.16	0.00	2.64
Domestic Equity Division
2024	1,934	$46.883092	$90,641	2.00%	0.00%	7.07%
2023	1,563	43.787653	68,429	1.98	0.00	3.71
2022	1,175	42.219400	49,651	1.75	0.00	(2.99)
2021	978	43.518946	42,556	1.86	0.00	22.71
2020	814	35.463950	28,845	2.19	0.00	0.73
Equity Income Division
2024	429	$61.137682	$26,212	2.13%	0.00%	11.88%
2023	422	54.647956	23,021	2.46	0.00	9.68
2022	405	49.822897	20,134	2.08	0.00	(3.22)
2021	381	51.480302	19,694	2.08	0.00	25.70
2020	374	40.954303	15,352	4.82	0.00	1.20

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units			a % of
	Outstanding		Net Assets	Average	Expense	Total
	(000’s)	Unit Value	(000’s)	Net Assets	Ratio (1)	Return (1)
Mid Cap Growth Stock Division
2024	88	$202.486497	$18,040	0.09%	0.00%	8.21%
2023	81	187.130343	15,059	0.25	0.00	14.96
2022	75	162.785136	12,221	0.15	0.00	(23.77)
2021	65	213.536458	13,831	0.15	0.00	10.18
2020	62	193.811117	11,775	0.29	0.00	25.41
Index 400 Stock Division
2024	1,451	$107.123025	$155,293	1.26%	0.00%	13.63%
2023	1,222	94.269524	115,257	1.35	0.00	16.21
2022	984	81.117713	79,905	1.13	0.00	(13.31)
2021	763	93.570328	71,431	0.94	0.00	24.46
2020	645	75.180406	48,515	1.39	0.00	13.37
Mid Cap Value Division
2024	816	$70.483078	$57,535	2.09%	0.00%	8.65%
2023	661	64.869457	42,867	2.48	0.00	6.26
2022	506	61.046817	30,941	1.97	0.00	(1.15)
2021	412	61.756931	25,398	1.19	0.00	23.27
2020	330	50.098747	16,572	1.90	0.00	1.67
Small Cap Growth Stock Division
2024	463	$103.862828	$48,203	0.37%	0.00%	13.18%
2023	403	91.769113	36,963	0.03	0.00	18.36
2022	320	77.536313	24,759	0.00	0.00	(28.49)
2021	229	108.425869	24,760	0.02	0.00	4.11
2020	198	104.149054	20,575	0.11	0.00	33.47
Index 600 Stock Division
2024	2,131	$40.271432	$85,825	1.20%	0.00%	8.43%
2023	1,698	37.141211	63,107	1.10	0.00	15.76
2022	1,297	32.084276	41,611	1.04	0.00	(16.37)
2021	938	38.363170	35,995	0.78	0.00	26.22
2020	765	30.394793	23,248	1.83	0.00	10.93
Small Cap Value Division
2024	291	$72.091245	$20,939	0.77%	0.00%	10.36%
2023	278	65.324744	18,135	0.53	0.00	13.85
2022	240	57.377496	13,805	0.28	0.00	(18.53)
2021	205	70.431381	14,456	0.40	0.00	23.00
2020	198	57.260960	11,353	0.52	0.00	9.29
International Growth Division
2024	2,760	$38.648665	$106,658	0.89%	0.00%	5.30%
2023	2,307	36.704176	84,673	0.89	0.00	20.77
2022	1,896	30.392880	57,625	0.60	0.00	(23.13)
2021	1,335	39.539175	52,809	0.54	0.00	15.92
2020	1,049	34.110132	35,798	1.62	0.00	17.91
Research International Core Division
2024	6,278	$17.414904	$109,346	1.85%	0.00%	3.25%
2023	5,150	16.866535	86,841	1.77	0.00	12.95
2022	3,984	14.933069	59,507	2.31	0.00	(17.16)
2021	2,681	18.026460	48,334	1.15	0.00	12.07
2020	2,042	16.084924	32,859	2.14	0.00	13.46

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units			a % of
	Outstanding		Net Assets	Average	Expense	Total
	(000’s)	Unit Value	(000’s)	Net Assets	Ratio (1)	Return (1)
International Equity Division
2024	20,481	$6.666887	$136,535	2.95%	0.00%	3.94%
2023	16,896	6.414223	108,372	3.10	0.00	16.09
2022	14,315	5.525225	79,104	2.48	0.00	(6.83)
2021	11,683	5.930327	69,282	2.39	0.00	5.00
2020	9,047	5.647675	51,098	3.58	0.00	(2.71)
Emerging Markets Equity Division
2024	9,981	$12.946145	$129,213	1.55%	0.00%	4.02%
2023	7,833	12.445253	97,483	2.25	0.00	6.91
2022	5,851	11.640958	68,131	1.31	0.00	(25.28)
2021	3,640	15.578805	56,729	0.53	0.00	(4.55)
2020	2,809	16.321818	45,852	2.28	0.00	26.86
Government Money Market Division
2024	691	$48.515467	$32,881	4.80%	0.00%	4.99%
2023	534	46.208287	24,671	4.70	0.00	4.84
2022	674	44.076838	29,584	1.35	0.00	1.36
2021	473	43.483468	20,583	0.00 (2)	0.00	0.01
2020	512	43.480109	22,273	0.19	0.00	0.31
Short-Term Bond Division
2024	911	$14.717839	$13,413	3.61%	0.00%	5.04%
2023	980	14.012154	13,705	2.23	0.00	5.26
2022	704	13.311816	9,354	1.52	0.00	(4.52)
2021	439	13.941366	6,111	2.02	0.00	(0.10)
2020	290	13.954768	4,044	2.28	0.00	4.29
Select Bond Division
2024	369	$247.096448	$91,123	4.07%	0.00%	1.76%
2023	291	242.814128	70,713	2.72	0.00	6.19
2022	237	228.662825	54,644	1.76	0.00	(13.33)
2021	199	263.835614	52,645	2.18	0.00	(1.59)
2020	156	268.089237	41,789	2.75	0.00	8.98
Long-Term U.S. Government Bond Division
2024	289	$17.472664	$5,052	3.11%	0.00%	(5.78	) %
2023	327	18.544732	6,059	2.34	0.00	3.33
2022	133	17.947739	2,380	1.67	0.00	(29.53)
2021	53	25.468271	1,352	0.63	0.00	(5.37)
2020	78	26.913884	2,104	1.47	0.00	17.37
Inflation Protection Division
2024	1,154	$16.853807	$19,430	3.18%	0.00%	1.96%
2023	1,011	16.529226	16,705	4.86	0.00	3.90
2022	916	15.909250	14,593	3.46	0.00	(12.96)
2021	678	18.278682	12,404	0.96	0.00	6.61
2020	444	17.146141	7,622	1.99	0.00	9.57
High Yield Bond Division
2024	453	$71.289348	$32,376	6.59%	0.00%	6.38%
2023	395	67.010934	26,504	5.85	0.00	13.24
2022	336	59.175445	19,882	5.71	0.00	(11.33)
2021	295	66.738383	19,695	5.40	0.00	5.31
2020	277	63.375613	17,574	5.84	0.00	6.64

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units			a % of
	Outstanding		Net Assets	Average	Expense	Total
	(000’s)	Unit Value	(000’s)	Net Assets	Ratio (1)	Return (1)
Multi-Sector Bond Division
2024	2,810	$22.143446	$62,210	5.25%	0.00%	6.42%
2023	2,396	20.807544	49,858	2.61	0.00	9.71
2022	1,923	18.966369	36,494	4.26	0.00	(15.39)
2021	1,538	22.416380	34,478	2.20	0.00	(0.08)
2020	1,082	22.433485	24,276	4.15	0.00	6.13
Balanced Division
2024	36	$311.423909	$11,102	2.23%	0.00%	7.43%
2023	31	289.897985	8,926	2.11	0.00	13.07
2022	36	256.387829	9,131	3.83	0.00	(14.14)
2021	32	298.595878	9,812	2.55	0.00	7.56
2020	34	277.610210	9,588	1.64	0.00	12.49
Asset Allocation Division
2024	86	$39.248830	$3,350	1.85%	0.00%	9.72%
2023	96	35.773230	3,447	1.89	0.00	15.24
2022	94	31.043666	2,939	3.10	0.00	(14.83)
2021	68	36.450275	2,457	2.30	0.00	10.45
2020	61	33.001529	2,006	2.36	0.00	13.43
Fidelity VIP Mid Cap Division
2024	309	$102.011340	$31,409	0.56%	0.00%	17.49%
2023	302	86.823851	26,190	0.63	0.00	15.08
2022	274	75.449401	20,754	0.53	0.00	(14.74)
2021	244	88.496791	21,649	0.63	0.00	25.60
2020	238	70.458211	16,725	0.62	0.00	18.07
Fidelity VIP Contrafund Division
2024	1,754	$59.258452	$103,880	0.19%	0.00%	33.79%
2023	1,629	44.291798	72,094	0.52	0.00	33.45
2022	1,370	33.189569	45,476	0.60	0.00	(26.31)
2021	957	45.041088	43,124	0.05	0.00	27.83
2020	785	35.233871	27,660	0.21	0.00	30.46
AMT Sustainable Equity Division
2024	1,183	$48.086216	$56,880	0.23%	0.00%	25.84%
2023	1,088	38.211229	41,534	0.36	0.00	26.90
2022	876	30.111716	26,355	0.49	0.00	(18.47)
2021	615	36.931533	22,711	0.40	0.00	23.48
2020	509	29.909730	15,225	0.62	0.00	19.56
U.S. Strategic Equity Division
2024	160	$51.614127	$8,248	0.92%	0.00%	20.50%
2023	167	42.832166	7,106	0.79	0.00	26.29
2022	155	33.915304	5,230	0.60	0.00	(20.86)
2021	149	42.853358	6,412	0.56	0.00	20.40
2020	154	35.592905	5,486	0.47	0.00	23.84
U.S. Small Cap Equity Division
2024	118	$54.934915	$6,505	1.71%	0.00%	8.53%
2023	103	50.617177	5,195	0.69	0.00	13.61
2022	97	44.554659	4,297	0.20	0.00	(15.96)
2021	87	53.013410	4,630	0.24	0.00	25.79
2020	85	42.144292	3,587	0.05	0.00	12.70

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

	As of the respective period end date:			For the respective period ended:
				Dividend
				Income as
	Units			a % of
	Outstanding		Net Assets	Average	Expense	Total
	(000’s)	Unit Value	(000’s)	Net Assets	Ratio (1)	Return (1)
International Developed Markets Division
2024	809	$28.161237	$22,775	3.05%	0.00%	2.78%
2023	720	27.400732	19,736	1.34	0.00	16.26
2022	653	23.567997	15,401	0.00	0.00	(13.04)
2021	564	27.103303	15,291	2.56	0.00	12.66
2020	490	24.058667	11,797	1.23	0.00	5.08
Strategic Bond Division
2024	1,219	$25.807502	$31,485	5.22%	0.00%	0.83%
2023	922	25.595678	23,590	3.02	0.00	4.02
2022	737	24.607660	18,151	2.53	0.00	(14.28)
2021	641	28.706174	18,381	0.93	0.00	(1.82)
2020	476	29.237785	13,904	1.83	0.00	8.43
Global Real Estate Securities Division
2024	1,305	$58.560099	$76,465	2.21%	0.00%	1.42%
2023	1,093	57.742240	63,068	1.79	0.00	10.55
2022	813	52.232355	42,483	1.30	0.00	(26.77)
2021	600	71.324137	42,755	4.90	0.00	27.19
2020	502	56.074809	28,128	1.52	0.00	(5.18)
LifePoints Moderate Strategy Division
2024	38	$20.398355	$776	3.58%	0.00%	6.48%
2023	42	19.156108	818	1.52	0.00	11.32
2022	42	17.208370	734	1.81	0.00	(15.65)
2021	38	20.401736	791	6.25	0.00	8.23
2020	24	18.849922	455	2.03	0.00	6.40
LifePoints Balanced Strategy Division
2024	333	$22.919261	$7,652	2.89%	0.00%	9.48%
2023	150	20.934448	3,158	1.42	0.00	14.52
2022	173	18.279960	3,162	1.78	0.00	(16.35)
2021	164	21.853460	3,600	5.39	0.00	13.04
2020	92	19.332571	1,784	2.15	0.00	7.65
LifePoints Growth Strategy Division
2024	143	$24.522311	$3,479	2.50%	0.00%	11.94%
2023	185	21.906336	4,059	0.82	0.00	17.96
2022	183	18.571091	3,394	1.41	0.00	(17.20)
2021	160	22.430026	3,572	4.69	0.00	17.44
2020	171	19.098502	3,262	1.62	0.00	9.75
LifePoints Equity Growth Strategy Division
2024	60	$23.842459	$1,445	2.20%	0.00%	13.09%
2023	54	21.082246	1,158	0.63	0.00	19.52
2022	57	17.639237	999	1.18	0.00	(17.68)
2021	51	21.427646	1,100	6.05	0.00	19.61
2020	36	17.914598	633	2.07	0.00	8.26
Credit Suisse Trust Commodity Return Strategy Division
2024	8,445	$6.670393	$56,328	2.90%	0.00%	5.12%
2023	6,270	6.345301	39,790	18.82	0.00	(8.90)
2022	4,591	6.964941	31,984	15.32	0.00	16.34
2021	4,222	5.986523	25,272	5.89	0.00	28.49
2020	3,183	4.659188	14,828	5.59	0.00	(1.48)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2024, 2023 and 2022

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2024 and 2023 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2024	2023

Assets:
Bonds	$201,544	$191,692
Mortgage loans	57,078	53,361
Policy loans	20,039	19,003
Common and preferred stocks	3,340	2,852
Real estate	2,791	2,877
Other investments	30,865	29,404
Cash and short-term investments	8,052	8,826

Total investments	323,709	308,015

Due and accrued investment income	2,898	2,429
Net deferred tax assets	2,876	2,372
Deferred premium and other assets	5,047	5,339
Admitted disallowed interest maintenance reserve	3,122	2,458
Separate account assets	40,672	38,216

Total assets	$378,324	$358,829

Liabilities and surplus:
Policy benefit reserves	$264,219	$253,960
Deposit funds	15,798	13,072
Policyowner dividends payable	8,255	7,370
Asset valuation reserve	8,350	7,885
Other liabilities	9,256	8,016
Separate account liabilities	40,672	38,216

Total liabilities	346,550	328,519

Surplus:
Surplus notes	4,491	4,485
Special surplus fund	3,122	2,458
Unassigned surplus	24,161	23,367

Total surplus	31,774	30,310

Total liabilities and surplus	$378,324	$358,829

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2024	2023	2022

Revenue:
Premiums	$23,318	$22,003	$22,288
Net investment income	13,815	13,224	11,768
Other income	976	896	840

Total revenue	38,109	36,123	34,896

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	15,956	12,818	11,707
Net additions to policy benefit reserves	10,592	11,973	12,224
Net transfers from separate accounts	(1,499)	(1,007)	(490)

Total benefits	25,049	23,784	23,441

Commissions and operating expenses	4,245	4,216	4,158

Total benefits and expenses	29,294	28,000	27,599

Gain from operations before dividends and taxes	8,815	8,123	7,297

Policyowner dividends	8,256	7,371	6,833

Gain from operations before taxes	559	752	464
Income tax (benefit) expense	(98)	5	(160)

Net gain from operations	657	747	624
Net realized capital (losses) gains	(96)	(36)	288

Net income	$561	$711	$912

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2024	2023	2022

Beginning of year balance	$30,310	$29,885	$29,283

Net income	561	711	912

Change in net unrealized capital gains and losses	807	117	(1,549)

Change in net deferred tax assets	195	608	470

Change in nonadmitted assets	96	(305)	(71)

Change in asset valuation reserve	(464)	(709)	557

Change in surplus notes	5	5	5

Other surplus changes	264	(2)	278

Net increase in surplus	1,464	425	602

End of year balance	$31,774	$30,310	$29,885

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2024	2023	2022

Cash flows from operating activities:
Premiums and other income received	$16,934	$15,560	$16,296
Investment income received	12,600	11,466	10,456
Benefit and dividend payments to policyowners and beneficiaries	(15,315)	(12,301)	(10,703)
Net transfers from separate accounts	1,462	968	446
Commissions, expenses and taxes paid	(3,198)	(3,558)	(3,768)

Net cash provided by operating activities	12,483	12,135	12,727

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	44,983	36,091	40,363
Mortgage loans	3,607	4,025	3,368
Common and preferred stocks	229	403	2,241
Real estate	391	112	67
Other investments	3,333	1,995	4,536

Subtotal proceeds from investments	52,543	42,626	50,575

Cost of investments acquired:
Bonds	(56,318)	(40,581)	(51,983)
Mortgage loans	(7,454)	(5,603)	(6,679)
Common and preferred stocks	(420)	(356)	(1,013)
Real estate	(174)	(77)	(27)
Other investments	(3,211)	(4,213)	(5,747)

Subtotal cost of investments acquired	(67,577)	(50,830)	(65,449)

Net outflows of policy loans	(808)	(1,107)	(152)

Net cash applied to investing activities	(15,842)	(9,311)	(15,026)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	2,355	1,713	2,239
Other cash provided (applied)	230	(187)	750

Net cash provided by financing and miscellaneous sources	2,585	1,526	2,989

Net (decrease) increase in cash and short-term investments	(774)	4,350	690

Cash and short-term investments, beginning of year	8,826	4,476	3,786

Cash and short-term investments, end of year	$8,052	$8,826	$4,476

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2024	2023	2022

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$7,072	$6,543	$6,277
Capitalized interest and payment in-kind investment income	994	890	835
Other policyowner contract activity	409	380	345
Employee benefit and compensation plan expenses	210	200	178

Investing:
Bond refinancings and exchanges	1,199	1,787	2,257
Mortgage loan refinancings and transfers	1,577	788	1,343
Net asset transfers with affiliated entities	393	2,017	1,088
Net policy loan activity	381	359	316
Net premium loan activity	136	144	115
Other investment exchanges	355	1,174	6

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	326	349	444

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted, (8) current expected credit losses (CECL) are based on expected credit losses rather than incurred losses, and (9) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Office of the Commissioner of Insurance of the State of Wisconsin, originally effective December 31, 2022, that allows for the full admissibility of the Company’s net negative interest maintenance reserve (IMR) balance. During 2023, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), which allows the admission of a net negative IMR balance up to 10% of adjusted general account capital and surplus (10% Surplus Threshold), subject to certain conditions. Subsequent to this adoption, the Company’s permitted practice was amended (effective December 31, 2023, until further notice) to reflect the Company being subject to the terms of the INT 23-01 provisions and to permit the continued full admission of the Company’s total net negative IMR above the 10% Surplus Threshold.

As of December 31, 2024 and 2023, the Company’s adjusted capital and surplus as determined under INT 23-01 was $25.6 billion and $25.8 billion, respectively. As of December 31, 2024, the Company’s net negative IMR balance exceeded the 10% Surplus Threshold by $567 million and its net negative IMR balance of $3,122 million was fully admitted. The Company’s unamortized general account IMR balance represents 12% of its adjusted capital and surplus as of December 31, 2024. The Company allocated an amount equal to its admitted net negative IMR balance of $3,122 million to a special surplus fund as of December 31, 2024 as required by INT 23-10. The Company does not maintain separate account IMR.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The permitted practice is subject to certain conditions, which were and have been met by the Company. As of December 31, 2024 and 2023, if the Company had not used the above permitted practice, a risk-based capital regulatory event would not have been triggered. A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Net Income, Wisconsin State Basis	$561	$711	$912

State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	-	-	-

Net Income, NAIC SAP	$561	$711	$912

	December 31,
	2024	2023
	(in millions)
Statutory Surplus, Wisconsin State Basis	$31,774	$30,310
State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	(567)	-

Statutory Surplus, NAIC SAP	$31,207	$30,310

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Cash and Short-term Investments

Cash and short-term investments include cash deposits, securities that have maturities of one year or less at purchase, money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Most variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life insurance policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice with regard to its net negative IMR balance.

INT 23-01 requires the following disclosures related to the admittance of net negative IMR. The following statements apply for the periods ending December 31, 2024 and 2023:

a. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

b. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plan and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

c. Any deviation to the above statements was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

d. Asset sales were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

At December 31, 2024, the unamortized IMR balance included $1,977 million of capital gains offset by $2,752 million of capital losses related to derivatives carried at fair value upon termination.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $44 million and $30 million at December 31, 2024 and 2023, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $115 million and $96 million, respectively. Non-operating system software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $585 million and $552 million at December 31, 2024 and 2023, respectively. Depreciation expense for IT equipment and software totaled $220 million, $198 million and $179 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $86 million and $99 million at December 31, 2024 and 2023, respectively. Depreciation expense for furniture, fixtures and equipment totaled $14 million, $16 million and $18 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

The majority of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, stocks, and other investments denominated in foreign currencies. The Company also has outstanding funding agreements denominated in a foreign currency under the Funding Agreement Backed Note (FABN) program described in Note 5. Investments or funding agreements denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment or funding agreement is sold or matures, or if the related investment is determined to be other-than-temporarily impaired, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt or payment of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through February 17, 2025, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2024 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount to net investment income, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2024 and 2023, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2024	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,228	$2	$(138)	$4,092
States, territories, and possessions	938	3	(64)	877
Political subdivisions	293	2	(17)	278
Special revenue and assessments	20,142	41	(2,241)	17,942
All foreign governments	3,606	3	(255)	3,354
Hybrid securities	681	9	(6)	684
SVO-identified funds	280	-	-	280
Industrial and miscellaneous	171,376	815	(12,239)	159,952

Total bonds	$201,544	$875	$(14,960)	$187,459

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,189	$3	$(323)	$3,869
States, territories, and possessions	934	10	(51)	893
Political subdivisions	365	9	(17)	357
Special revenue and assessments	18,592	141	(1,910)	16,823
All foreign governments	2,670	38	(152)	2,556
Hybrid securities	482	5	(18)	469
SVO-identified funds	21	—	—	21
Industrial and miscellaneous	164,439	1,491	(11,447)	154,483

Total bonds	$191,692	$1,697	$(13,918)	$179,471

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

Statement value of bonds by NAIC designation category at December 31, 2024 and 2023 was as follows:

December 31, 2024	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,228	$-	$-	$-	$-	$-	$4,228

States, territories, and possessions	938	-	-	-	-	-	938

Political subdivisions	293	-	-	-	-	-	293

Special revenue and assessments	20,016	106	20	-	-	-	20,142

All foreign governments	1,407	2,166	33	-	-	-	3,606

Hybrid securities	-	495	171	15	-	-	681

SVO-identified funds	-	280	-	-	-	-	280

Industrial and miscellaneous	92,489	66,362	5,680	3,848	2,602	395	171,376

Total bonds	$119,371	$69,409	$5,904	$3,863	$2,602	$395	$201,544

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,189	$-	$-	$-	$-	$-	$4,189

States, territories, and possessions	934	-	-	-	-	-	934

Political subdivisions	365	-	-	-	-	-	365

Special revenue and assessments	18,467	102	23	-	-	-	18,592

All foreign governments	1,037	1,608	21	4	-	-	2,670

Hybrid securities	-	395	85	2	-	-	482

SVO-identified funds	-	21	-	-	-	-	21

Industrial and miscellaneous	86,864	64,416	5,411	4,427	3,047	274	164,439

Total bonds	$111,856	$66,542	$5,540	$4,433	$3,047	$274	$191,692

Based on statement value, 94% and 93% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the NAIC) as of December 31, 2024 and 2023, respectively.

Statement value and fair value of structured securities at December 31, 2024 and 2023, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2024	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,159	$14,450	$ -	$ -	$16,159	$14,450
Other prime	193	189	1	1	194	190
Other below-prime	2,160	2,094	26	25	2,186	2,119
Commercial mortgage-backed:
U.S. Government agencies	20	18	-	-	20	18
Conduit	5,272	5,048	26	20	5,298	5,068
Other asset-backed	20,520	20,226	340	325	20,860	20,551

Total structured securities	$44,324	$42,025	$ 393	$371	$44,717	$42,396

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
			(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,434	$12,995	$—	$—	$14,434	$12,995
Other prime	165	158	—	—	165	158
Other below-prime	1,674	1,587	2	1	1,676	1,588
Commercial mortgage-backed:
U.S. Government agencies	33	30	—	—	33	30
Conduit	5,497	5,120	57	44	5,554	5,164
Other asset-backed	18,252	17,858	59	60	18,311	17,918

Total structured securities	$40,055	$37,748	$118	$105	$40,173	$37,853

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2024 and 2023. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2024 and 2023.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2024 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$13,878	$13,844

Due after one year through five years	51,000	49,825

Due after five years through ten years	49,243	46,995

Due after ten years	94,264	83,636

Total	$208,385	$194,300

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $128 million and $129 million at December 31, 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$10,522	$3,203	$6,512	$10,899	$-	$31,136

Office	2,439	345	1,171	3,024	-	6,979

Retail	1,086	299	1,011	1,171	-	3,567

Warehouse/Industrial	3,679	1,271	787	4,222	111	10,070

Manufactured housing	297	325	2,082	1,735	186	4,625

Other	155	263	162	121	-	701

Total	$18,178	$5,706	$11,725	$21,172	$297	$57,078

December 31, 2023	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$9,032	$2,956	$6,183	$10,074	$-	$28,245

Office	2,769	357	1,353	3,058	-	7,537

Retail	1,467	301	1,176	1,451	-	4,395

Warehouse/Industrial	2,878	1,145	511	3,264	135	7,933

Manufactured housing	318	371	2,102	1,647	204	4,642

Other	196	195	88	130	-	609

Total	$16,660	$5,325	$11,413	$19,624	$339	$53,361

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.0 billion and $2.2 billion at December 31, 2024 and 2023, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2024 and 2023 is summarized below.

For mortgage loans originated or refinanced during:	2024	2023

Minimum interest rate	4.80%	3.78%

Maximum interest rate	8.13%	8.73%

Weighted-average LTV	55%	53%

Maximum LTV	66%	132%

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. For loans originated and refinanced during the years ending December 31, 2024 and 2023, the maximum LTV ratios were 66% and 132%, respectively. For 2023, the maximum LTV ratio of 132% was due to one loan with a statement value of less than $1 million. Excluding this loan, the highest LTV ratio during 2023 was 69% related to a loan with a statement value of $65 million. At December 31, 2024 and 2023, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 56% and 55%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2024 and 2023 was as follows:

December 31, 2024	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,322	$19,341	$3,209	$264	$31,136

Office	1,879	2,858	1,026	1,216	6,979

Retail	1,147	2,008	271	141	3,567

Warehouse/Industrial	3,823	6,084	163	-	10,070

Manufactured housing	2,446	2,159	20	-	4,625

Other	420	227	-	54	701

Total	$18,037	$32,677	$4,689	$1,675	$57,078

December 31, 2023	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,291	$17,003	$2,870	$81	$28,245

Office	2,616	3,278	1,056	587	7,537

Retail	826	3,043	381	145	4,395

Warehouse/Industrial	2,971	4,898	64	-	7,933

Manufactured housing	2,304	2,277	61	-	4,642

Other	443	102	-	64	609

Total	$17,451	$30,601	$4,432	$877	$53,361

The aggregate statement value of mortgage loans with LTV in excess of 100% was $1,028 million and $346 million at December 31, 2024 and December 31, 2023, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported realized capital losses of $12 million on one mortgage loan that was restructured and then refinanced at current market interest rates during the year ended December 31, 2024, and none in 2023. The Company had no mortgage loans at either of December 31, 2024 or December 31, 2023 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2024 or 2023. The Company had three mortgage loans in the process of foreclosure at December 31, 2024 and one at December 31, 2023. All remaining mortgage loans were current on principal payments and contractual interest as of December 31, 2024 and December 31, 2023. The Company recognized other-than-temporary impairment losses on mortgage loans of $43 million and $37 million for the years ended December 31, 2024 and 2023, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,727 million and $2,395 million included in the statutory statements of financial position at December 31, 2024 and 2023, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the NAIC are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the NAIC are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2024 and 2023, the statutory statements of financial position included $613 million and $457 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	East	Midwest	South	West	Total

	(in millions)

Apartment	$297	$136	$241	$560	$1,234

Office	207	696	47	-	950

Warehouse/Industrial	278	-	-	198	476

Other	16	20	95	-	131

Total	$798	$852	$383	$758	$2,791

December 31, 2023	East	Midwest	South	West	Total

	(in millions)

Apartment	$301	$165	$247	$724	$1,437

Office	207	563	49	-	819

Warehouse/Industrial	293	-	-	200	493

Other	16	13	99	-	128

Total	$817	$741	$395	$924	$2,877

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $696 million and $563 million at December 31, 2024 and 2023, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of other investments held directly or indirectly by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023

	(in millions)

Securities partnerships and LLCs	$12,488	$12,405

Bonds	4,135	2,282

Common and preferred stocks	4,127	3,706

Real estate JVs, partnerships and LLCs	3,757	3,683

Derivative instruments	1,849	1,302

COLI	1,345	1,230

Wholly owned real estate	1,146	1,099

Low income housing tax credit properties	763	727

Cash and short-term investments	679	1,142

Structured settlements	604	623

Other net assets (liabilities)	(28)	1,205

Total	$30,865	$29,404

At December 31, 2023, Other net assets (liabilities) above includes a $708 million receivable for the sale of limited partnership interests to an unaffiliated entity.

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 15 years and 13 years of unexpired credits at December 31, 2024 and 2023, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized for both 2024 and 2023 was $167 million. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2024 and 2023, the value of wholly-owned SCA investments were as follows:

	December 31, 2024			December 31, 2023

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)

NM Wealth Management Company	$268	$-	$268	$257	$-	$257

Total common stock SCAs [1]	268	-	268	257	-	257

NML Securities Holdings, LLC	15,938	-	15,938	14,574	-	14,574

NML Real Estate Holdings, LLC	1,243	-	1,243	1,225	-	1,225

QOZ Holding Company, LLC	478	18	460	473	-	473

NM Investment Services, LLC	223	-	223	203	-	203

NM GP Holdings, LLC	190	131	59	70	14	56

NM Pebble Valley, LLC	137	-	137	179	-	179

Wysh Holdings, LLC	33	5	28	43	3	40

Lake Emily Holdings, LLC	32	-	32	39	-	39

NM Investment Management Company, LLC	18	18	-	4	4	-

Mason Street Advisors, LLC	8	8	-	30	30	-

GRO-SUB, LLC	3	3	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NM-SAS, LLC	-	-	-	7	4	3

Total other investment SCAs [2]	18,304	184	18,120	16,852	60	16,792

Total investments in SCAs	$18,572	$184	$18,388	$17,109	$60	$17,049

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2024. In all cases, the NAIC accepted the statement value.

Net Investment Income

The sources of net investment income for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022

		(in millions)

Bonds	$9,024	$8,044	$6,566

Mortgage loans	2,327	2,123	1,899

Common and preferred stocks	225	196	183

Real estate	314	322	310

Other investments	2,040	2,532	2,351

Policy loans	1,327	1,224	1,143

Amortization of IMR	(278)	(61)	292

Gross investment income	14,979	14,380	12,744

Less: investment expenses	1,164	1,156	976

Net investment income	$13,815	$13,224	$11,768

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the years ended December 31, 2024, 2023 and 2022 bond investment income included $35 million, $12 million and $51 million of prepayment fees, respectively, generated as a result of 98, 43 and 175 securities, respectively, tendered or otherwise redeemed as a result of a callable feature. For the years ended December 31, 2024 and 2023, the Company had $539 million and $406 million, respectively, of aggregate cumulative paid-in-kind interest included in the current principal value of bonds and mortgage loans in the statement of financial position.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2024			December 31, 2023			December 31, 2022

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

	(in millions)

Bonds	$383	$(1,698)	$(1,315)	$202	$(2,868)	$(2,666)	$241	$(3,614)	$(3,373)
Mortgage loans	-	(58)	(58)	3	(41)	(38)	-	(28)	(28)
Common and preferred stocks	52	(37)	15	104	(21)	83	395	(112)	283
Real estate	150	(2)	148	58	-	58	23	(99)	(76)
Other investments	1,254	(1,273)	(19)	821	(1,073)	(252)	2,154	(2,403)	(249)

Subtotal	$1,839	$(3,068)	(1,229)	$1,188	$(4,003)	(2,815)	$2,813	$(6,256)	(3,443)

Less: IMR net gains (losses) before taxes			(1,192)			(2,921)			(3,902)
Less: Capital gains tax expense			59			142			171

Net realized capital gains (losses)			$(96)			$(36)			$288

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $26 billion, $26 billion, and $28 billion for the years ended December 31, 2024, 2023 and 2022, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022
		(in millions)

Bonds	$(16)	$(80)	$(107)

Common and preferred stocks	(33)	(10)	(17)

Mortgage loans	(43)	(37)	(25)

Real estate	-	-	(99)

Other investments	(83)	(32)	-

Total	$(175)	$(159)	$(248)

In addition to the realized capital losses above, $108 million, $99 million and $11 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2024, 2023 and 2022, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022
		(in millions)

Bonds	$(568)	$462	$(1,016)

Mortgage loans	(22)	6	(20)

Common and preferred stocks	282	221	(728)

Deposit funds	45	(24)	—

Other investments	1,095	(487)	81

Subtotal	832	178	(1,683)

Change in deferred taxes	(25)	(61)	134

Change in net unrealized capital gains and (losses)	$807	$117	$(1,549)

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 included the reversal of previously unrealized capital gains of $(1,177) million, $(1,920) million and $(1,461) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$39,899	$38,666	$(1,233)	$89,817	$77,300	$(12,517)

Structured securities	7,962	7,868	(94)	18,567	16,180	(2,387)

Common and preferred stocks	164	151	(13)	253	219	(34)

Total	$48,025	$46,685	$(1,340)	$108,637	$93,699	$(14,938)

	December 31, 2023

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$5,679	$5,499	$(180)	$111,062	$99,027	$(12,035)

Structured securities	1,643	1,630	(13)	26,805	24,302	(2,503)

Common and preferred stocks	65	58	(7)	317	278	(39)

Total	$7,387	$7,187	$(200)	$138,184	$123,607	$(14,577)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances. These declines in fair value were primarily attributable to the impact of higher market interest rates with no specific credit concerns. As of December 31, 2024, the Company does not intend to sell these securities and believes it has the ability to hold these securities until the anticipated recovery of the remaining amortized cost basis.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities for reporting purposes. At December 31, 2024 and 2023, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2024			2023

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	84	$1,864	$1,802	93	$2,224	$2,089
Preferred stock	5	51	51	4	35	35
Loan-backed and structured securities	3	49	46	1	—	—

Total	92	$1,964	$1,899	98	$2,259	$2,124

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2024 and 2023:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2024	$2,518	$2,483

June 30, 2024	$3,059	$2,946

September 30, 2024	$3,306	$3,254

December 31, 2024	$3,256	$3,208

March 31, 2023	$2,932	$2,917

June 30, 2023	$2,938	$2,895

September 30, 2023	$3,117	$2,797

December 31, 2023	$2,797	$2,492

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

During 2024 and 2023, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

		(in millions)
March 31, 2024	$2,568	$2,537	$2,483
June 30, 2024	$3,130	$3,130	$2,946
September 30, 2024	$3,379	$3,321	$3,254
December 31, 2024	$3,331	$3,271	$3,208
March 31, 2023	$2,997	$2,985	$2,917
June 30, 2023	$3,008	$2,958	$2,895
September 30, 2023	$3,150	$2,855	$2,797
December 31, 2023	$2,861	$2,545	$2,492
The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2024 and 2023 was as follows:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)
30 days or less	$721	$721	$512	$512
31-60 days	352	352	282	282
61-90 days	352	352	76	76
91-120 days	146	146	80	80
121-180 days	397	397	147	147
181-365 days	202	202	278	274
1-2 years	450	451	679	676
2-3 years	581	578	350	351
Over 3 years	5	5	66	66

Total	$3,206	$3,204	$2,470	$2,464

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with the Federal Home Loan Bank of Chicago and other counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. All restricted assets in the below table are admitted assets in 2024 and 2023. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2024 and 2023, summarized by type of restriction, was as follows:

	December 31,
	2024	2023

	(in millions)
Loaned securities - repurchase agreements	$3,208	$2,492
Federal Home Loan Bank of Chicago pledged collateral	10,391	9,339
Derivative transactions	422	456
Federal Home Loan Bank of Chicago stock	158	135
Securities on deposit with states	3	3

Total restricted assets	$14,182	$12,425

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$3,208	$3,271	$2,492	$2,545
Derivative collateral	1,414	1,414	1,068	1,068
Mortgage loan escrow	135	135	117	117
Real estate escrow and security deposits	4	4	5	5

Total collateral assets	$4,761	$4,824	$3,682	$3,735

At December 31, 2024 and 2023, derivative collateral received was less than $1 million and $5 million, respectively, related to the separate accounts. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting, are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
	(in millions)
Bonds:
General Account	$320	$251
Separate Accounts	-	-

Total bond collateral	$320	$251

Cash:
General Account	$1,414	$1,063
Separate Accounts	-	5

Total cash collateral	$1,414	$1,068

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The fair value of collateral posted by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
Bonds posted for derivative support agreements:
General Account	$116	$73
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	89	178
Separate Accounts	14	15

Total bond collateral	$221	$268

Cash posted for derivative support agreements:
General Account	$187	$175
Separate Accounts	5	4
Cash posted for futures agreements:
General Account	-	-
Separate Accounts	9	9

Total cash collateral	$201	$188

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans and liabilities denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans or those owed on liabilities for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $506 million and $499 million for the years ended December 31, 2024 and 2023, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $148 million and $171 million for the years ended December 31, 2024 and 2023, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 11 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Investment Replications

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

Bond forward replications are used to replicate a long-term bond investment through the use of cash market instruments combined with a U.S. Treasury bond forward. U.S. Treasury bond forwards obligate the Company to buy or sell from a counterparty a specified security at a specified price at a future date. Bond forward replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-	$-	$-

Interest rate swaps	2,151	-	-	1	(87)

Foreign exchange contracts:

Foreign currency swaps	16,717	1,310	(81)	1,628	(121)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	19	-	19	-

Interest rate floors	2,319	15	-	15	-

Interest rate swaps	11,245	118	(127)	118	(127)

Swaptions	4,778	379	-	379	-

Fixed income futures	11,966	-	-	-	-

Fixed income forwards	442	-	(1)	-	(1)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	76	8	(1)	8	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	4	-

Bond forwards:

Bond forwards	1,971	-	-	-	(212)

Total derivatives		$1,849	$(210)	$2,172	$(549)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$150	$-	$-	$-	$-

Interest rate swaps	1,932	-	-	-	(113)

Foreign exchange contracts:

Foreign currency swaps	15,064	846	(155)	1,276	(209)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	25	-	25	-

Interest rate floors	2,473	32	(2)	32	(2)

Interest rate swaps	7,933	113	(124)	113	(124)

Swaptions	4,548	273	-	273	-

Fixed income futures	11,577	-	-	-	-

Fixed income forwards	183	1	-	1	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	102	12	(2)	12	(2)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	10	(9)

Bond forwards:

Bond forwards	1,777	-	-	1	(92)

Total derivatives		$1,302	$(283)	$1,743	$(551)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended December 31, 2024
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	-	-	(68)

Foreign exchange contracts:

Foreign currency swaps	537	105	159

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	6

Interest rate floors	(12)	-	(4)

Interest rate swaps	2	-	(11)

Swaptions	101	-	(10)

Fixed income futures	(165)	(26)	-

Fixed income forwards	(1)	(3)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(2)	4	1

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	(1)

Bond forwards:

Bond forwards	-	(13)	-

Total derivatives	$457	$67	$72

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	3	-	(72)

Foreign exchange contracts:

Foreign currency swaps	(462)	48	155

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(24)	-	4

Interest rate floors	3	-	(4)

Interest rate swaps	(3)	-	(5)

Swaptions	34	-	(10)

Fixed income futures	268	(396)	-

Fixed income forwards	7	(15)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(4)	-	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	(10)	-

Total derivatives	$(178)	$(373)	$70

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	-	-

Total derivatives	$1,064	$(625)	$171

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2024, 2023 and 2022. Realized gains and losses derived from derivative transactions are reported in Other Investments in the investing activities section of the statutory statements of cash flows.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023

	(in millions)

Life insurance reserves	$232,689	$224,837

Disability and long-term care active life reserves	8,972	8,260

Disability and long-term care unpaid claims and claim reserves	6,169	5,944

Annuity reserves	16,389	14,919

Total policy benefit reserves	$264,219	$253,960

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Historically, policy and contract reserves were determined in accordance with standard valuation methods approved by the OCI and were computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves were based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2024, the Company had $2.4 trillion of total life insurance in force, including $11 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$14,697	$14,570	$14,544	$14,378	$14,562	$14,397
Universal life with secondary guarantees	13	13	11	12	40	38
Other permanent cash value life insurance	-	-	198,911	192,206	205,364	198,033
Variable life	-	-	-	-	1,176	1,069
Variable universal life	13	10	13	10	101	62
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,139	5,347
Accidental death benefits	-	-	-	-	8	9
Disability - active lives	-	-	-	-	1,305	1,182
Disability - disabled lives	-	-	-	-	1,709	1,638
Miscellaneous reserves	-	-	-	-	3,121	3,087

Total gross life reserves [1]	14,723	14,593	213,479	206,606	232,525	224,862
Reinsurance ceded	-	-	-	-	1,112	1,150

Total net life insurance	$14,723	$14,593	$213,479	$206,606	$231,413	$223,712

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$10,834	$9,712	$9,701	$8,688
Variable universal life	3,306	2,253	3,083	2,338	2,995	2,285

Total gross life reserves	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the tables above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$228,298	$220,774
Accidental death benefits	8	9
Disability - active lives	1,305	1,182
Disability - disabled lives	1,706	1,636
Miscellaneous reserves	96	111

Subtotal net life insurance	231,413	223,712

From Separate Accounts Annual Statement:
Life insurance	12,696	10,973

Combined Total	$244,109	$234,685

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2024 and 2023 were $15.8 billion and $13.1 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract (or if a supplementary contract was not previously elected for the beneficiary by the policy owner), the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $255 million and $262 million at December 31, 2024 and 2023, respectively. Accounts were credited with interest at annual rates ranging from 4.00% to 5.18% and 3.66% to 5.20% during 2024 and 2023, respectively. The crediting interest rates changed 41 times and 46 times during 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested in assets which generally have higher yields than the interest charges on the corresponding funding agreements. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2024 and 2023, the Company held $158 million and $135 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2024	$10,391	$9,287
December 31, 2023	9,339	8,352

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2024	$10,409	$9,362	$3,311
December 31, 2023	9,468	8,149	2,834

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2024	2023
	(in millions)	(in millions)

Borrowed	$3,556	$3,011

Deposit fund reserves	$3,563	$3,019

Max borrowed during the year	$3,574	$3,436

Borrowing capacity as determined by insurer	$16,000	$16,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $20 billion global FABN program. As part of this program, a special purpose entity issues notes (Notes) with a term of three to ten years to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2024 and 2023, the Company had issued and outstanding funding agreements of $8.3 billion and $6.2 billion, respectively.

The Company has established a funding agreement-backed commercial paper program (the “FACP Program”). Under the FACP Program, a special purpose entity, Northwestern Mutual ShortTerm Funding, LLC (“NMSTF”), may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to NMSTF. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FACP Program is $8.0 billion. The Company had outstanding FACP Program funding agreements of $251 million as of December 31, 2024 and none outstanding as of December 31, 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$216	$195	$-	$-	$216	$195
- at book value less surrender charge of 5% or more	79	81	-	-	79	81
- at fair value	-	-	21,935	21,204	21,935	21,204

Total with market value adjustment or at fair value	295	276	21,935	21,204	22,230	21,480
- at book value without adjustment	1,295	1,457	-	-	1,295	1,457
Not subject to discretionary withdrawal	12,600	11,024	281	268	12,881	11,292

Total gross individual annuities	14,190	12,757	22,216	21,472	36,406	34,229
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$14,190	$12,757	$22,216	$21,472	$36,406	$34,229

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$11	$14	$11	$14

Total with market value adjustment or at fair value	-	-	11	14	11	14
Not subject to discretionary withdrawal	2,199	2,162	5,385	5,472	7,584	7,634

Total gross group annuities	2,199	2,162	5,396	5,486	7,595	7,648
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,199	$2,162	$5,396	$5,486	$7,595	$7,648

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$419	$314	$-	$-	$419	$314
- at fair value	-	-	32	30	32	30

Total with market value adjustment or at fair value	419	314	32	30	451	344
- at book value without adjustment	2,829	3,153	-	-	2,829	3,153
Not subject to discretionary withdrawal	12,550	9,605	-	-	12,550	9,605

Total gross deposit-type contracts	15,798	13,072	32	30	15,830	13,102
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$15,798	$13,072	$32	$30	$15,830	$13,102

Total annuity reserves and deposit funds	$32,187	$27,991	$27,644	$26,988	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $3 million of those reserves will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2025.

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$14,412	$13,078
Supplementary contracts with life contingencies	1,977	1,841
Deposit-type contracts	15,798	13,072

Subtotal net annuity reserves	32,187	27,991
From Separate Accounts Annual Statement:
Annuities	27,331	26,690
Supplementary contracts	281	268
Other contract deposit funds	32	30

Subtotal net annuity reserves	27,644	26,988

Combined Total	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2024 and 2023 were as follows:

	For the years ended

	December 31,
	2024	2023

	(in millions)

Balance at January 1	$5,944	$5,528

Incurred related to:
Current year	1,156	1,155
Prior years	(50)	98

Total incurred	1,106	1,253

Paid related to:
Current year	(54)	(50)
Prior years	(827)	(787)

Total paid	(881)	(837)

Balance at December 31	$6,169	$5,944

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2024 and 2023, reserves required as a result of AAT were as follows:

	December 31,
	2024	2023

	(in millions)

Annuities and deposit funds	$50	$50
Life insurance	-	-

Total reserves	$50	$50

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,819 million and $1,565 million at December 31, 2024 and 2023, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$346	$214	$366	$232
Ordinary renewal	3,536	2,856	3,431	2,778

Total deferred and uncollected premiums	$3,882	$3,070	$3,797	$3,010

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

7.	Separate Accounts

Separate account liabilities at December 31, 2024 and 2023 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)

Separate account reserves	$12,696	$10,973	$27,644	$26,988	$40,340	$37,961
Non-policy liabilities					332	255

Total separate account liabilities					$40,672	$38,216

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $8 million attributable to GMDB at both December 31, 2024 and 2023.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.5 billion for the years ended December 31, 2024 and 2023, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2024	2023	2022

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,657	$1,557	$1,670

Transfers from separate accounts	(3,156)	(2,564)	(2,160)

Net transfers from separate accounts	$(1,499)	$(1,007)	$(490)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2024 and 2023 and does not expect to make a contribution to the plans during 2025.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)
Fair value of plan assets at January 1	$5,364	$4,996	$70	$76

Changes in plan assets:

Actual return on plan assets	128	560	2	5

Actual plan benefits paid	(205)	(192)	(13)	(11)

Fair value of plan assets at December 31	$5,287	$5,364	$59	$70

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2024 and 2023 were as follows:

	Target Allocation		Actual Allocation

	2024	2023	2024	2023

Bonds	73%	73%	72%	73%

Equity investments	26%	26%	27%	26%

Other investments	1%	1%	1%	1%

Total assets	100%	100%	100%	100%

At each of December 31, 2024 and 2023, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Projected benefit obligation at January 1	$5,673	$5,247	$457	$457

Changes in benefit obligation:

Service cost of benefits earned	205	192	5	5

Interest cost on projected obligations	267	255	20	21

Projected gross plan benefits paid	(223)	(214)	(25)	(27)

Experience (gains)/losses	(491)	193	(39)	1

Projected benefit obligation at December 31	$5,431	$5,673	$418	$457

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.2 billion and $5.4 billion for the years ended December 31, 2024 and 2023, respectively. Experience (gains)/losses for each of the years ended December 31, 2024 and 2023 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2024 and 2023 and the net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023
Projected benefit obligation:

Weighted average discount rate	5.49%	4.80%	5.47%	4.79%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	5.46%	4.78%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2024	2023	2022	2024	2023	2022
Net periodic benefit cost:
Weighted average discount rate	4.80%	5.00%	2.77%	4.79%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.00%	5.25%	6.25%	6.00%	5.25%
Cash balance plan interest crediting rate	4.78%	4.99%	3.00%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2024	2023

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2025	2024

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2024 and 2023.

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Fair value of plan assets	$5,287	$5,364	$59	$69

Projected benefit obligation	5,431	5,673	418	457

Funded status	(144)	(309)	(359)	(388)

Nonadmitted asset	(953)	(853)	-	-

Financial statement liability	$(1,097)	$(1,162)	$(359)	$(388)

The PBO for defined benefit plans above included $1,097 million and $1,162 million related to unfunded non-qualified plans at December 31, 2024 and 2023, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 122% and 119% of the projected benefit obligations of these plans at December 31, 2024 and 2023, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other changes in surplus in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2024 and 2023:

	For the year ended December 31, 2024

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(777)	$65	$211	$12	$148

Amortization from surplus into net periodic benefit cost	29	(25)	(6)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	259	-	-	29	-

Balance at December 31	$(489)	$40	$205	$40	$136

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(863)	$90	$241	$20	$160

Amortization from surplus into net periodic benefit cost	36	(25)	(30)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	50	-	-	(7)	-

Balance at December 31	$(777)	$65	$211	$12	$148

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2024	2023	2022	2024	2023	2022

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$205	$192	$240	$5	$5	$8

Interest cost on projected obligations	267	255	173	20	21	13

Amortization of experience losses	29	36	34	(1)	(1)	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(12)

Amortization of initial net asset	(6)	(31)	(16)	-	-	-

Expected return on plan assets	(329)	(294)	(337)	(4)	(5)	(5)

Net periodic benefit cost (credit)	$141	$133	$69	$8	$8	$8

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2025 through 2034 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2025	$228	$26

2026	285	26

2027	294	26

2028	302	26

2029	312	25

2030-2034	1,699	129

Total	$3,120	$258

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2024, 2023 and 2022, the Company expensed total contributions to these plans of $40 million, $39 million and $37 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2024, 2023 and 2022, the Company awarded additional cash balance credits.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60 - 80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2024 and 2023, the net amount due from NLTC under this agreement was $53 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.6 billion at both December 31, 2024 and 2023. The Company does not have any reinsurance contracts that are subject to Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Direct premium revenue	$23,532	$22,213	$22,500

Premiums assumed	905	866	840

Premiums ceded	(1,119)	(1,076)	(1,052)

Premium revenue	$23,318	$22,003	$22,288

Direct benefit expense	$24,738	$23,564	$23,494

Benefits assumed	1,116	1,017	771

Benefits ceded	(805)	(797)	(824)

Total benefits	$25,049	$23,784	$23,441

In addition, the Company received $111 million, $115 million and $120 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2024, 2023 and 2022, the Company incurred $121 million, $113 million and $116 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2024 and 2023 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	Mason Street Advisors, LLC
NML Real Estate Holdings, LLC & subsidiaries	NM GP Holdings, LLC & subsidiaries
NML Securities Holdings, LLC & subsidiaries	NM Pebble Valley, LLC
Northwestern Mutual MU TLD Registry, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual Wealth Management Company	QOZ Holding Co, LLC & subsidiaries
NM Investment Holdings, LLC	NM Career Distrib. Holdings, LLC & subsidiaries
GRO-SUB, LLC	NM SAS, LLC & subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM VI Holdings, LLC & subsidiaries
Northwestern Long Term Care Ins. Co	Wysh Holdings, LLC & subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Lake Emily Holdings, LLC & subsidiaries
NMU Holdings, LLC & subsidiaries

The Company collects from or refunds to these entities their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these entities determine their share of consolidated tax payments or refunds as if each entity filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the statutory statements of operations for the years ended December 31, 2024, 2023 and 2022 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)
Tax payable on ordinary income	$290	$220	$154
Low income housing tax credits	(167)	(167)	(161)
Other tax credits	(221)	(48)	(133)
Change in contingent tax liabilities	—	—	(20)

Total current tax expense (benefit)	$(98)	$5	$(160)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads, are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(250) million, $(613) million and $(819) million was included in net IMR deferrals for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense of $59 million, $142 million and $171 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2024, 2023 and 2022 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Provision computed at statutory rate	$(141)	$(433)	$(626)

Adjustments to the statutory rate:

Subsidiary distributions	(216)	(376)	(282)

Tax credits	(241)	(247)	(296)

Amortization of IMR	58	13	(61)

Dividends received deduction	(50)	(41)	(44)

Employee benefits	9	5	(15)

Deferred adjustments	85	(94)	86

Other	12	98	(27)

Total statutory income tax (benefit)	$(484)	$(1,075)	$(1,265)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(98)	$5	$(160)

Capital gains tax (benefit), net of IMR transfers	(191)	(472)	(648)

Change in net deferred tax assets	(195)	(608)	(457)

	$(484)	$(1,075)	$(1,265)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made (received) net income tax payments (refunds), including subsidiaries, of $(391) million, $0 million and $135 million to (from) the IRS during the years ended December 31, 2024, 2023 and 2022, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2024, 2023 and 2022 that are available for recoupment are $1 million, $0 million and $1 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date. The Company had no deposits admitted under Section 6603 of the Code.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2024 and 2023 contingent liabilities were as follows:

For the years ended December 31,
	2024	2023

(in millions)
Balance at January 1	$-	$-
(Reductions) additions for tax positions of prior years	-	-

Balance at December 31	$-	$-

There were no uncertain tax positions or interest-related expense included in contingent tax liabilities at December 31, 2024 and 2023.

The Inflation Reduction Act created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023. The company is an applicable reporting entity and the accompanying statutory financial statements include an estimated impact of the CAMT of zero for years ended December 31, 2024 and 2023.

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,468	$1,362	$106
Investments	785	651	134
Policy benefit liabilities	2,107	1,968	139
Benefit plan obligations	531	545	(14)
Capitalized R&D	180	265	(85)
Fixed assets	20	21	(1)
Other	132	149	(17)

Gross deferred tax assets	5,223	4,961	262

Nonadmitted deferred tax assets	-	333	(333)

Gross admitted deferred tax assets	5,223	4,628	595

Deferred tax liabilities:
Investments	1,618	1,480	138
Other	729	776	(47)

Gross deferred tax liabilities	2,347	2,256	91

Net deferred tax assets	$2,876	$2,372	$504

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2024 and 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Significant components of the calculation of net admitted deferred tax assets at December 31, 2024 and 2023 were as follows (in millions):

	December 31, 2024			December 31, 2023				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,438	$785	$5,223	$4,310	$651	$4,961	$128	$134	$262
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,438	785	5,223	4,310	651	4,961	128	134	262
Deferred tax assets nonadmitted	-	-	-	333	-	333	(333)	-	(333)

Subtotal net admitted deferred tax asset	4,438	785	5,223	3,977	651	4,628	461	134	595
Deferred tax liabilities	729	1,618	2,347	776	1,480	2,256	(47)	138	91

Net admitted deferred tax asset/ (liability)	$3,709	$(833)	$2,876	$3,201	$(829)	$2,372	$508	$(4)	$504

	December 31, 2024			December 31, 2023			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$121	$121	$-	$(121)	$(121)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,582	312	2,894	2,078	173	2,251	$504	$139	$643
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,856	473	2,329	1,900	356	2,256	$(44)	$117	$73

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,438	$785	$5,223	$3,978	$650	$4,628	$460	$135	$595

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$2,894			$2,251			$643

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,328			$4,186			$142

Ratio percentage used to determine recovery period and threshold limitation amount			1058%			1031%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$28,855			$27,908

Refinement of reversal patterns resulted in additional deferred tax assets (DTAs) to be admitted for the year ended December 31, 2024. The impact was not material to net admitted DTAs.

All gross deferred tax liabilities have been recognized at December 31, 2024 and 2023. The Company did not employ tax planning strategies in its valuation allowance assessment at December 31, 2024 and 2023. The Company employed tax planning strategies that rely on the use of reinsurance in its determination of the net admitted ordinary DTAs at December 31, 2024. The Company did not employ tax planning strategies in its determination of any net admitted DTAs at December 31, 2023. At December 31, 2024 and 2023, the percentage of ordinary character net DTAs admitted as a result of tax planning strategies was 4% and 0%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $8.7 billion and $7.9 billion at December 31, 2024 and 2023, respectively, and were extended at market interest rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2024.

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives and financial representative programs (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 14 years at December 31, 2024.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2024 and 2023, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2024			December 31, 2023

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation	$93		$9	$119		$1

Guarantees of real estate obligations	552		6	497		5

Guarantees issued on behalf of wholly-owned subsidiaries	47		-	62		-

Guarantees on behalf of field loan support program	100		-	74		-

Total guarantees	$792		$15	$752		$6

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed $15 million of capital to NLTC in each of the years ended December 31, 2024 and 2023. The Company has contributed a total of $260 million to NLTC through December 31, 2024. The Company reported a payable to NLTC of $73 million and $62 million at December 31, 2024 and 2023, respectively, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and outstanding at December 31, 2024:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
			(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,379	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	323	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,171	49	246	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	117	3.450%	3/30/2051

	Total	$4,671	$4,491	$200	$2,065

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. The Company is not aware of any single investor that holds 10% or more of the 2010, 2017, 2019, or 2021 notes, with the exception of Nippon Life Insurance Company of Japan, which held $250 million in principal amount of the 2010 notes at December 31, 2024.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2024 and 2023 were as follows:

	December 31, 2024

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$201,544	$187,459	$4,021	$161,712	$21,726	$-
Mortgage loans	57,078	52,939	-	-	52,939	-
Common and preferred stocks	2,789	2,797	1,761	531	505	-
Policy loans	20,039	20,039	-	-	20,039	-
Other investments	2,303	2,591	-	2,373	218	-
Cash and short-term investments	8,052	8,052	1,211	6,841	-	-

Separate account assets	40,672	40,672	36,774	2,584	776	538

General account liabilities:
Investment-type insurance reserves	$17,218	$16,840	$-	$-	$16,840	$-
Liabilities for repurchase agreements	3,208	3,208	-	3,208	-	-
Derivative liabilities	210	549	-	549	-	-

Separate account liabilities	40,672	40,672	36,774	2,584	776	538

	December 31, 2023

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$191,692	$179,471	$3,785	$155,552	$20,134	$-
Mortgage loans	53,361	49,097	-	-	49,097	-
Common and preferred stocks	2,337	2,340	1,473	392	475	-
Policy loans	19,003	19,003	-	-	19,003	-
Other investments	1,657	2,076	-	1,936	140	-

Cash and short-term investments	8,826	8,826	1,562	7,264	-	-

Separate account assets	38,216	38,216	34,183	2,705	777	551
General account liabilities:
Investment-type insurance reserves	$14,605	$13,797	$-	$-	$13,797	$-
Liabilities for repurchase agreements	2,492	2,492	-	2,492	-	-
Derivative liabilities	283	551	-	551	-	-

Separate account liabilities	38,216	38,216	34,183	2,705	777	551

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Investments

Other investments primarily consist of derivative assets (as described above), the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies, funding agreements and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2024 and 2023.

	December 31, 2024

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

		(in millions)
General account:
Bonds	$280	$1	$294	$-	$575
Common and preferred stocks	1,761	1	479	-	2,241
Money market mutual funds	1,162	-	-	-	1,162
Other investments	-	539	206	-	745
Derivative liabilities	-	129	-	-	129

Total general account	$3,203	$670	$979	$-	$4,852

Separate accounts:
Mutual fund investments	$35,244	$-	$-	$-	$35,244
Other benefit plan assets/liabilities	46	29	6	3	84
Pension and postretirement assets:
Bonds	566	2,458	112	-	3,136
Common and preferred stock	834	1	74	535	1,444
Cash and short-term securities	34	88	-	-	122
Other assets/liabilities	50	8	584	-	642

Subtotal pension and postretirement assets	1,484	2,555	770	535	5,344

Total separate accounts	$36,774	$2,584	$776	$538	$40,672

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$21	$-	$219	$-	$240
Common and preferred stocks	1,472	1	475	-	1,948
Money market mutual funds	1,391	-	-	-	1,391
Other investments	-	456	120	-	576
Derivative liabilities	-	128	-	-	128

Total general account	$2,884	$585	$814	$-	$4,283

Separate accounts:
Mutual fund investments	$32,726	$-	$-	$-	$32,726
Other benefit plan assets/liabilities	23	24	6	3	56
Pension and postretirement assets:
Bonds	501	2,626	133	-	3,260
Common and preferred stock	810	-	63	548	1,421
Cash and short-term securities	33	46	-	-	79
Other assets/liabilities	90	9	575	-	674

Subtotal pension and postretirement assets	1,434	2,681	771	548	5,434

Total separate accounts	$34,183	$2,705	$777	$551	$38,216

During 2024 and 2023, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2024 and 2023.

For the year ended December 31, 2024	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$475	$219	$120	$777

Realized gains/(losses)	(28)	(8)	-	40

Unrealized gains/(losses)	10	14	(18)	6

Purchases	104	14	120	86

Sales	(82)	(16)	(16)	(136)

Net discount/premium	-	-	-	1

Transfers into Level 3	-	136	-	3

Transfers out of Level 3	-	(65)	-	(1)

Fair value, end of period	$479	$294	$206	$776

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the year ended December 31, 2023	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$533	$55	$38	$759

Realized gains/(losses)	32	(33)	-	37

Unrealized gains/(losses)	(60)	(27)	(8)	34

Issuances	-	-	-	-

Purchases	68	21	90	66

Sales	(100)	(2)	-	(119)

Settlements	-	-	-	-

Net discount/premium	2	(2)	-	1

Transfers into Level 3	-	207	-	-

Transfers out of Level 3	-	-	-	(1)

Fair value, end of period	$475	$219	$120	$777

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”) as of December 31, 2024 and for the year then ended and our report thereon is presented in this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental selected statutory financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Office of the Commissioner of Insurance of Wisconsin subjected to audit procedures by independent auditors.

(in millions)
Investment Income Earned:

U.S. Government bonds	$137

Other bonds (unaffiliated)	8,887

Bonds of affiliates	—

Preferred stocks (unaffiliated)	27

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	49

Common stocks of affiliates	150

Mortgage loans	2,327

Real estate	314

Premium notes, policy loans and liens	1,327

Cash on hand and on deposit	2

Short-term investments	447

Other investments	1,506

Derivative instruments	72

Aggregate write-ins for investment income	13

Gross investment income	$15,257

Real Estate Owned - Book Value less Encumbrances	$2,791

Mortgage Loans - Book Value:

Farm mortgages	$—

Residential mortgages	1

Commercial mortgages	57,077

Total mortgage loans	$57,078

Mortgage Loans by Standing - Book Value:

Good standing	$56,999

Good standing with restructured terms	—

Interest overdue more than 90 days, not in foreclosure	—

Foreclosure in process	79

Other Long Term Assets - Statement Value	$28,738

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds	$—

Preferred stocks	$—

Common stocks	$551

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Bonds and Short-Term Investments by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:

Due within one year or less	$21,360

Over 1 year through 5 years	68,893

Over 5 years through 10 years	52,753

Over 10 years through 20 years	27,641

Over 20 years	37,459

No Maturity Date	280

Total by Maturity	$208,385

Bonds by NAIC Designation - Statement Value:

NAIC 1	$123,351

NAIC 2	72,271

NAIC 3	5,903

NAIC 4	3,863

NAIC 5	2,602

NAIC 6	395

Total by NAIC Designation	$208,385

Total Bonds Publicly Traded	$116,671

Total Bonds Privately Placed	$91,714

Preferred stocks - Statement Value	$613

Common stocks - Market Value	$2,727

Short Term Investments - Book Value	$2,638

Options, Caps & Floors Owned - Statement Value	$412

Options, Caps & Floors Written and In Force - Statement Value	$—

Collar, Swap & Forward Agreements Open - Statement Value	$1,227

Futures Contracts Open - Current Value	$—

Cash on deposit	$49

Life Insurance In Force:

Industrial	$—

Ordinary	$2,387,409

Credit life	$—

Group life	$8,255

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Amount of Accidental Death Insurance in

Force Under Ordinary Policies	$4,207

Life Insurance Policies with Disability Provisions In Force

Industrial	$—

Ordinary	$1,394,376

Credit life	$—

Group life	$7,193

Supplementary Contracts In Force:

Ordinary - Not Involving Life Contingencies:

Amount on deposit	$2,292

Income payable	$82

Ordinary - Involving Life Contingencies

Income payable	$172

Group - Not Involving Life Contingencies

Amount of deposit	$—

Income payable	$—

Group Involving Life Contingencies

Income payable	$—

Annuities - Ordinary:

Immediate - amount of income payable	$675

Deferred - fully paid account balance	$661

Deferred - not fully paid - account balance	$22,821

Annuities - Group:

Amount of income payable	$—

Fully paid account balance	$962

Not fully paid - account balance	$6,633

Accident and Health Insurance - Premiums In Force:

Group	$124

Other	$1,496

Credit	$—

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$12,694

Dividend accumulations - account balance	$52

Claim Payments - 2024:

Group Accident and Health

Year Ended December 31, 2024:
2024	$4

2023	$5

2022	$3

2021	$2

2020	$1

Prior	$11

Other Accident and Health:
2024	$49

2023	$136

2022	$102

2021	$83

2020	$60

Prior	$425

Other coverages that use developmental methods to calculate

Claims Reserves:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

Prior	$—

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

Answer the following interrogatories by stating the applicable U.S. Dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity’s aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity’s total admitted assets as reported on Page 2 of this Annual Statement.	$337,652

2.

State by investment category the 10 largest exposures to a single issuer/borrow/investment, excluding U.S. Government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as, exempt, property occupied by the company and policy loans.

	1	2	2	3
	Issuer	Description of Exposure	Amount	Percentage of Total
			(in millions)	Admitted Assets
2.01	Exelon Corp	Bonds, Stocks, TCI	$1,056	0.3%
2.02	Southern Co	Bonds, Stocks, TCI	$1,035	0.3%
2.03	Unitedhealth Group Inc	Bonds, Stocks, TCI	$1,010	0.3%
2.04	Duke Energy Corp	Bonds, Stocks	$990	0.3%
2.05	Bank Of America Corp	Bonds, Stocks	$974	0.3%
2.06	Berkshire Hathaway—Utility	Bonds	$929	0.3%
2.07	Sempra Energy	Bonds, Stocks	$894	0.3%
2.08	Enbridge Inc	Bonds	$891	0.3%
2.09	Dte Energy Co	Bonds, Stocks, TCI	$843	0.3%
2.10	Elevance Health Inc	Bonds, Stocks	$763	0.2%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designations.

Bonds	1	2	Preferred Stocks	3	4
	(in millions)			(in millions)
NAIC-1	$123,351	36.5%	NAIC-1	$363	0.1%
NAIC-2	$72,271	21.4%	NAIC-2	$186	0.1%
NAIC-3	$5,903	1.7%	NAIC-3	$0	—%
NAIC-4	$3,863	1.1%	NAIC-4	$0	—%
NAIC-5	$2,602	0.8%	NAIC-5	$51	—%

NAIC-6	$395	0.1%	NAIC-6	$13	—%

4.

State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 – Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions), including

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets Yes ( ) No (X)
		1	2
		(in millions)
4.02	Total admitted assets held in foreign investments	$33,626	10.0%
4.03	Foreign-currency denominated investments of	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

If response to 4.01 above is yes, detail is not required for interrogatories 5 – 10.

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2

		(in millions)

5.01	NAIC-1	$29,797	8.8%

5.02	NAIC-2	$3,580	1.1%

5.03	NAIC-3 or below	$249	0.1%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)

6.01	UNITED KINGDOM	$12,088	3.6%

6.02	AUSTRALIA	$5,823	1.7%

	Countries designated NAIC-2

6.03	MEXICO	$850	0.3%

6.04	INDONESIA	$563	0.2%

	Countries designated NAIC – 3 or below:

6.05	SOUTH AFRICA	$149	0.0%

6.06	LIBERIA	$30	0.0%

	1	2
	(in millions)

7. Aggregate unhedged foreign currency exposure:	$162	0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
		(in millions)

8.01	Countries designated NAIC-1	$162	0.0%

8.02	Countries designated NAIC-2	$—	0.0%

8.03	Countries designated NAIC-3 or below	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)
9.01	UNITED KINGDOM	$84	0.0%
9.02	IRELAND	$63	0.0%

	Countries designated NAIC-2
9.03		$—	0.0%
9.04		$—	0.0%

	Countries designated NAIC – 3 or below:
9.05		$—	0.0%
9.06		$—	0.0%

10.	List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4

				Percentage of Total

	Issuer	NAIC	Amount	Admitted Assets
		Designation
			(in millions)

10.01	BROOKFIELD INFRASTRUCTURE PART	2	$674	0.2%

10.02	HEATHROW FUNDING LTD	2	$527	0.2%

10.03	CHANEL LTD	1	$481	0.2%

10.04	HSBC HOLDINGS PLC	2	$471	0.2%

10.05	PFIZER INC	1	$464	0.1%

10.06	SCOTTISH MORTGAGE INVESTMENT	1	$447	0.1%

10.07	QUADGAS HOLDINGS TOPCO LIMITED	2	$444	0.1%

10.08	BANCO SANTANDER SA	2	$436	0.1%

10.09	UNIVERSITY OF EDINBURGH	1	$394	0.1%

10.10	SUMITOMO MITSUI FINANCIAL GR	2	$394	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 11?                              Yes (X) No ( )

(in millions)

$—	0.0%

$—	0.0%

$—	0.0%

$—	0.0%

12.

Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 12?                    Yes (X) No ( )

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

	1	2	3
(in millions)

12.02	Aggregate statement value of investments with contractual sales restrictions Largest 3 investments with contractual sales restrictions	$—	0.0%

	12.03	$—	0.0%

	12.04	$—	0.0%

	12.05	$—	0.0%

13.

Amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

13.01 Assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 13?                                       Yes ()  No (X)

1	3	4
Issuer	Amount	Percentage of Total Admitted Assets
	(in millions)
13.02 NML SECURITIES HOLDINGS LLC	$15,939	4.7%
13.03 NML REAL ESTATE HOLDINGS LLC	$1,243	0.4%
13.04 NMC PRIV EQUITY PARTNERS LP	$644	0.2%
13.05 ARES PATHFINDER CORE FUND LP	$520	0.2%
13.06 QOZ HOLDING COMPANY, LLC	$478	0.1%
13.07 NORTHWESTERN LONG TERM CARE	$283	0.1%
13.08 NORTHWOODS CONSOLIDATED	$278	0.1%
13.09 NM WEALTH MANAGEMENT CO	$268	0.1%
13.10 NMIS LLC	$223	0.1%
13.11 OAKTREE OPPORTUNITIES FUND XI	$220	0.1%

14.

Amounts and percentages of the reporting entity’s total admitted held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

14.01 Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 14?                         Yes (X)  No ( )

1	2	3
(in millions)
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	0.0%
Largest 3 investments held in nonaffiliated, privately placed equities:
14.03	$—	0.0%
14.04	$—	0.0%
14.05	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests (included in other equity securities).

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 15                               Yes (X)  No ( )

1	2	3
(in millions)

15.02 Aggregate statement value of investments held in general partnership interests	$—	0.0%

Largest 3 investments in general partnership interests:

15.03	$—	0.0%

15.04	$—	0.0%

15.05	$—	0.0%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans (reported in Schedule B).

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 16?                                Yes ( )  No (X)

Largest 10 aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

1		2	3

Type (Residential, Commercial, Agricultural)		Amount	Percentage of Total Admitted Assets
		(in millions)
16.02	Commercial	$438	0.1%
16.03	Commercial	$309	0.1%
16.04	Commercial	$300	0.1%
16.05	Commercial	$295	0.1%
16.06	Commercial	$286	0.1%
16.07	Commercial	$265	0.1%
16.08	Commercial	$259	0.1%
16.09	Commercial	$259	0.1%
16.10	Commercial	$250	0.1%
16.11	Commercial	$250	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		1	2
		(in millions)
16.12	Construction Loans	$2,933	0.9%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$79	0.0%
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

17.	Aggregate mortgage loans having the following loan-to-value ratios are determined from the most current appraisal as of the Annual Statement date:

Loan-to-Value	Residential		Commercial		Agricultural

	1	2	3	4	5	6

	(in millions)		(in millions)		(in millions)

17.01 above 95%	$1	0.0%	$1,163	0.3%	$—	—%

17.02 91 to 95%	$—	—%	$511	0.2%	$—	—%

17.03 81 to 90%	$—	—%	$1,234	0.4%	$—	—%

17.04 71 to 80%	$—	—%	$3,422	1.0%	$—	—%

17.05 below 71%	$—	—%	$50,747	15.0%	$—	—%

18.

Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate (reported in Schedule A, excluding property occupied by the company).

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 18?                               Yes (X)  No ( )

Largest five investments in any one parcel or group of contiguous parcels of real estate:

1	2	3
(in millions)

	$—	—%

	$—	—%

	$—	—%

	$—	—%

	$—	—%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 19?                      Yes (X)  No ( )

1	2	3

(in millions)
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$—	—%

Largest three investments held in mezzanine real estate loans:

19.03	$—	—%
19.04	$—	—%
19.05	$—	—%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter (Unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
20.01 Securities lending (do not include asset held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02 Repurchase agreements	$3,208	1.0%	$2,483	$2,946	$3,254
20.03 Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04 Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05 Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
	1		2	3	4
	(in millions)			(in millions)
21.01 Hedging	$—		—%	$—	—%
21.02 Income generation	$—		—%	$—	—%
21.03 Other	$—		—%	$—	—%

22.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
22.01 Hedging	$348	0.1%	$317	$346	$349
22.02 Income generation	$—	—%	$—	$—	$—
22.03 Replications	$21	0.0%	$21	$19	$20
22.04 Other	$—	—%	$—	$—	$—

23.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
23.01 Hedging	$152	0.0%	$265	$218	$161
23.02 Income generation	$—	—%	$—	$—	$—
23.03 Replications	$—	—%	$—	$—	$—
23.04 Other	$—	—%	$—	$—	$—

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2024

(in millions)

Investment Categories	Gross Investment Holdings: Amount	Gross Investment Holdings: Percentage of Column 1 Line 13	Admitted Assets as Reported in the Annual Statement: Amount	Admitted Assets as Reported in the Annual Statement: Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement: Total (Col. 3 + 4) Amount	Admitted Assets as Reported in the Annual Statement: Percentage of Column 5 Line 13

Long-Term Bonds (Schedule D, Part 1): U.S. governments	$4,228	1.31%	$4,228	$—	$4,228	1.31%

Long-Term Bonds (Schedule D, Part 1): All other governments	3,606	1.11%	3,606	—	3,606	1.11%

Long-Term Bonds (Schedule D, Part 1): U.S. states, territories and possessions, etc. guaranteed	938	0.29%	938	—	938	0.29%

Long-Term Bonds (Schedule D, Part 1): U.S. political subdivisions of states, territories, and possessions, guaranteed	293	0.09%	293	—	293	0.09%

Long-Term Bonds (Schedule D, Part 1): U.S. special revenue and special assessment obligations, etc. non-guaranteed	20,142	6.22%	20,142	—	20,142	6.22%

Long-Term Bonds (Schedule D, Part 1): Industrial and miscellaneous	166,339	51.35%	166,339	—	166,339	51.39%

Long-Term Bonds (Schedule D, Part 1): Hybrid securities	681	0.21%	681	—	681	0.21%

Long-Term Bonds (Schedule D, Part 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Long-Term Bonds (Schedule D, Part 1): SVO identified funds	280	0.09%	280	—	280	0.09%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated bank loans	4,987	1.54%	4,987	—	4,987	1.54%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated certificates of deposit	50	0.02%	50	—	50	0.02%

Long-Term Bonds (Schedule D, Part 1): Total long-term bonds	201,544	62.22%	201,544	—	201,544	62.26%

Preferred stocks (Schedule D, Part 2, Section 1): Industrial and miscellaneous (Unaffiliated)	613	0.19%	613	—	613	0.19%

Preferred stocks (Schedule D, Part 2, Section 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Preferred stocks (Schedule D, Part 2, Section 1): Total preferred stocks	613	0.19%	613	—	613	0.19%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Publicly traded (Unaffiliated)	1,426	0.44%	1,426	—	1,426	0.44%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Other (Unaffiliated)	407	0.13%	407	—	407	0.13%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Other	551	0.17%	551	—	551	0.17%

Common stocks (Schedule D, Part 2, Section 2): Mutual funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Unit investment trusts	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Closed-end funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Exchange traded funds	344	0.11%	344	—	344	0.11%

Common stocks (Schedule D, Part 2, Section 2): Total common stocks	2,727	0.84%	2,727	—	2,727	0.84%

Mortgage loans (Schedule B): Farm mortgages	—	0.00%	—	—	—	0.00%

Mortgage loans (Schedule B): Residential mortgages	1	0.00%	1	—	1	0.00%

Mortgage loans (Schedule B): Commercial mortgages	56,401	17.41%	56,401	—	56,401	17.42%

Mortgage loans (Schedule B): Mezzanine real estate loans	676	0.21%	676	—	676	0.21%

Mortgage loans (Schedule B): Total mortgage loans	57,078	17.62%	57,078	—	57,078	17.63%

Real estate (Schedule A): Properties occupied by company	696	0.21%	696	—	696	0.21%

Real estate (Schedule A): Properties held for production of income	2,095	0.65%	2,095	—	2,095	0.65%

Real estate (Schedule A): Properties held for sale	—	0.00%	—	—	—	0.00%

Real estate (Schedule A): Total real estate	2,791	0.86%	2,791	—	2,791	0.86%

Cash, cash equivalents and short-term investments: Cash (Schedule E, Part 1)	49	0.02%	49	—	49	0.02%

Cash, cash equivalents and short-term investments: Cash equivalents (Schedule E, Part 2)	5,364	1.66%	5,364	—	5,364	1.66%

Cash, cash equivalents and short-term investments: Short-term investments (Schedule DA)	2,638	0.81%	2,638	—	2,638	0.82%

Cash, cash equivalents and short-term investments: Total cash, cash equivalents and short-term investments	8,052	2.49%	8,052	—	8,052	2.49%

Contract loans	20,041	6.19%	20,039	—	20,039	6.19%

Derivatives (Schedule DB)	1,849	0.57%	1,849	—	1,849	0.57%

Other invested assets (Schedule BA)	28,939	8.93%	28,738	—	28,738	8.88%

Receivables for securities	92	0.03%	92	—	92	0.03%

Securities Lending (Schedule DL, Part 1)	—	0.00%	—	—	—	0.00%

Other invested assets (Page 2, Line 11)	187	0.06%	187	—	187	0.06%

Total invested assets	323,912	100.00%	323,709	—	323,709	100.00%